energy recovery®

PROXY 2026

energy recovery®
PX Q650
Pressure Exchanger

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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☒Definitive Proxy Statement
☐Definitive additional materials
☐Soliciting material under Rule 14a-12
Energy Recovery, Inc.
(Name of Registrant as Specified in Its Charter)
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Energy Recovery, Inc. — 2026 Proxy Statement | i

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

Date:	Place:	Record Date:
Thursday, June 4, 2026 at 10:00 a.m. Pacific Time	www.virtualshareholdermeeting. com/ERII2026	April 6, 2026
Dear Stockholders of Energy Recovery, Inc.:
You are invited to attend the Energy Recovery, Inc., 2026 Annual Meeting of Stockholders,
which will be held on Thursday, June 4, 2026, at 10:00 a.m. Pacific Time (the “2026 Annual
Meeting”).  As in past years, this year’s 2026 Annual Meeting will be conducted in a virtual format via a live audio webcast at www.virtualshareholdermeeting.com/ERII2026.  To participate in the 2026 Annual Meeting, you will need the 16-digit control number that appears on your Notice Regarding the Availability of Proxy Materials, your proxy card (printed in the box and marked by the arrow), and the instructions that accompanied your proxy materials.  If you hold shares in the name of a broker, bank, trustee or other nominee, you may need to contact your broker, bank, trustee or other nominee for assistance with your 16-digit control number.
You will have the ability to submit questions during the 2026 Annual Meeting via the meeting website.
Agenda:
1.To elect six (6) directors for a one-year term;
2.To consider and approve, on a non-binding advisory basis, executive compensation as disclosed in the attached Proxy Statement;
3.To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;
4.To approve Amendment No. 1 to the Energy Recovery, Inc. 2020 Incentive Plan; and
5.To consider any other business that may properly come before the 2026 Annual
Meeting or any adjournment or postponement thereof.

Energy Recovery, Inc. — 2026 Proxy Statement | ii

The Board of Directors has fixed the close of business on April 6, 2026, as the record date for the 2026 Annual Meeting.  Stockholders of record as of April 6, 2026, may vote at the
2026 Annual Meeting or any postponements or adjournments of the meeting.  This notice of annual meeting, notice of internet availability, proxy statement, annual report on Form 10-K and form of proxy are being made available on or about April 20, 2026.
It is important that your shares are represented at the 2026 Annual Meeting, and regardless of whether you plan to attend, the Company respectfully requests that you vote in advance on the matters to be presented at the 2026 Annual Meeting as described in these proxy materials.
You can help the Company reduce costs and the impact on the environment by electing to receive and access future copies of the Company’s proxy statements, annual reports and other stockholder materials electronically by email.  If your shares are registered directly in your name with the Company’s stock registrar and transfer agent, Equiniti Trust Company, LLC, you can make this election by going to its website (www.equiniti.com/us/) or by following the instructions provided when voting over the Internet.  If you hold your shares in a brokerage account or otherwise through a third party in “street name,” please refer to the information provided by your broker, bank or other nominee for instructions on how to elect to receive and view future annual meeting materials electronically.

By Order of the Board of Directors,

William W. Yeung
Chief Legal Officer and Corporate Secretary
San Leandro, California
April 20, 2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting

To Be Held on June 4, 2026:  This Proxy Statement, along with the 2025 Annual Report on Form 10-K for the fiscal year ended
December 31, 2025, is available free of charge at the following website:  www.proxyvote.com

Energy Recovery, Inc. — 2026 Proxy Statement | iii

Energy Recovery, Inc. — 2026 Proxy Statement | iv

Energy Recovery, Inc. — 2026 Proxy Statement | 1

Proxy Statement
2026 ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 10:00 a.m. Pacific Time on
Thursday, June 4, 2026
This proxy statement and the enclosed form of proxy (“Proxy Statement”) are furnished in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board” or the “Board of Directors”) for use at the 2026 Annual Meeting of Stockholders of Energy
Recovery, Inc., a Delaware corporation, and any postponements, adjournments or continuations thereof.  The 2026 Annual Meeting will be held in a virtual format via live audio webcast on Thursday, June 4, 2026, at 10:00 a.m. Pacific Time.  Stockholders can attend the meeting via the internet at www.virtualshareholdermeeting.com/ERII2026 by using the 16-digit control number which appears on the Notice Regarding the Availability of Proxy Materials, the
proxy card (printed in the box and marked by the arrow), and the instructions that accompanied your proxy materials.  References in this Proxy Statement to “we,” “us,” “our,”
“the Company” or “Energy Recovery” refer to Energy Recovery, Inc.
The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and 2025 Annual Report is first being mailed on or about
April 20, 2026, to all stockholders entitled to vote at the 2026 Annual Meeting.
THE INFORMATION PROVIDED IN THE “QUESTION AND ANSWER” FORMAT IN THE
SECTION ENTITLED “INFORMATION ABOUT THE 2026 ANNUAL MEETING”
IS FOR YOUR CONVENIENCE ONLY AND IS MERELY A SUMMARY OF
THE INFORMATION CONTAINED IN THIS PROXY STATEMENT.
YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY.

Energy Recovery, Inc. — 2026 Proxy Statement | 2

Proxy Summary
This summary contains highlights about the Company, information contained elsewhere in this Proxy Statement and the upcoming 2026 Annual Meeting.  This summary does not contain all of the information that you should consider in advance of the meeting and the Company encourages you to read the entire Proxy Statement carefully before voting.
2026 Annual Meeting

Date and Time:	Virtual Meeting Access:
Thursday, June 4, 2026, at 10:00 a.m., Pacific Time	www.virtualshareholdermeeting.com/ERII2026

Record Date:	Proxy Mail Date:
April 6, 2026	On or about April 20, 2026

Vote in Advance of the Meeting	Vote During the Meeting
Over the internet at www.proxyvote.com; or	Over the internet – See page 104 of the Proxy —“How Do I Vote” for details on how to vote during the 2026 Annual Meeting

By telephone at 1-800-690-6903; or	By mail — sign, date and return the proxy card or voting instruction form mailed to you.

Energy Recovery, Inc. — 2026 Proxy Statement | 3

Meeting Agenda and Voting Matters

Matter		Board Recommendation	Page
1.	Election of six (6) Directors for a One-Year Term	FOR each Nominee	8
2.	A proposal to consider and approve, on a non-binding, advisory basis, executive compensation as disclosed in the Proxy Statement	FOR	39
3.	Ratification of independent registered public accounting firm	FOR	85
4.	Approval of Amendment No. 1 to the Energy Recovery, Inc. 2020 Incentive Plan	FOR	89

2026 Director Nominees

Name	Age (1)	Director Since	Principal Occupation	Independent	Roles and Committee Memberships (1)

Alexander J. Buehler	50	2015	Former President and CEO of Integrated Water Services	Yes	Audit (Chair), Compensation

Joan K. Chow	65	2021	Former Executive Vice President and Chief Marketing Officer of Conagra Foods	Yes	Compensation (Chair), Audit

Arve Hanstveit	71	1995	CFO of Foldstar, Inc.	Yes	Nominating & Corporate Governance, Audit

David W. Moon	64	2023	President and CEO of Energy Recovery, Inc.	No

Colin R. Sabol	58	2023	Former President of Measurement & Control Solutions at Xylem	Yes	Nominating & Corporate Governance (Chair), Compensation

Pamela L. Tondreau	66	2019	Former Executive Vice President and Chief Legal Officer of onsemi	Yes	Board Chair, Compensation, Nominating & Corporate Governance

(1)As of Record Date, April 6, 2026.

Energy Recovery, Inc. — 2026 Proxy Statement | 4

Human Capital Resources
Our employees are key to our Company’s success. We are proud to have built a global workforce to match our global customer base, and we work to create an inclusive, exciting, safe, and supportive environment for all our employees worldwide. Energy Recovery is built around innovation and is committed to creating a work environment that engages the viewpoints and styles of its diverse teams. Our employees challenge the status quo, actively partner to resolve challenges, and seek to continuously improve themselves and our operations.
Our Code of Business Conduct (our “Code”) serves as a critical tool to help all of us recognize and report unethical conduct, while preserving and nurturing our culture. Our Code is reflected in our employee manual, which we provide to all  our employees, and in our training programs. Both our employee manual and training programs include our policies against harassment and bullying, and the elimination of bias in the workplace.
Board Composition
The Board considers and recognizes the distinct attributes of its directors.  The Board currently includes two women, one racially/ethnically diverse director and one director of diverse national origin.  In addition, the Board has two women in leadership roles, including the
Chair of the Board and the Chair of the Compensation Committee.
2/6 WOMEN (1)1/6 PEOPLE OF COLOR (1)5/6 INDEPENDENT (1)9.3 YRS. AVG. TENURE (1)

(1)As of the Record Date.

Energy Recovery, Inc. — 2026 Proxy Statement | 5

Stockholder Engagement and Governance Highlights
The Company believes that strong corporate governance includes consistent engagement with its stockholders.  The Company believes in fostering long-term relationships and year-
round, open and honest engagement with its investors, which is critical to the Company’s success.  The Company engages with stockholders on a variety of topics throughout the year to ensure that it is addressing questions and concerns and to seek input on policies and practices.
The Company’s management team, including its Chief Executive Officer (“CEO”), Chief Financial
Officer (“CFO”) and Investor Relations department, regularly engages in meaningful dialogue with the Company’s stockholders through 1-on-1 meetings, quarterly earnings calls, industry conferences, the annual shareholder meeting and other channels of communication, which the management team regularly shares with the Board.  Stockholders may communicate with the
Board as set forth under “Communication between Stockholders and Directors” on page 33.
During 2025, the Company engaged with a wide cross section of shareholders through investor (non-deal) road shows,investor conferences and 1-on-1 investor meetings.  In addition, since 2020, the Company’s annual meetings have been conducted virtually through a live webcast and online shareholder tools.  The Company believes the virtual meeting format enables stockholders to participate fully, and equally, from any location around the world, at little to no cost to them.  The format of the Company’s 2026 Annual Meeting has been designed to ensure that its stockholders who attend the Company’s 2026 Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.  For more information on the meeting format, see page 104.
These interactions enable a two-way dialogue between the Company and our shareholders and provide an important channel for the Board and management to understand the perspectives of our shareholders and their areas of interest.  These interactions also help to inform our decision making and commitments.
The Board regularly assesses and refines the Company’s corporate governance policies and procedures to take into account evolving best practices and the valuable feedback of the
Company’s shareholders and other stakeholders who have provided important external viewpoints that inform the Company’s decisions and strategy.

Energy Recovery, Inc. — 2026 Proxy Statement | 6

Governance highlights include:
✔All directors elected annually for
one-year terms
✔Proxy access rights, allowing eligible
long-term shareholders holding 3%
or more of the Company’s
outstanding shares of common stock
to include nominations for directors
in the Company’s proxy statement
✔Only one class of outstanding shares
with each share entitled to one vote
✔Independent oversight – 5 of 6
current directors are independent
(all except the current CEO)
✔Independent Chair of the Board or
Lead Independent Director with
robust responsibilities
✔100% independent Board
Committees
✔Independent directors meet in
executive session at each regularly
scheduled Board meeting
✔Board with effective mix of skills,
experiences and perspectives
✔Focus on Board refreshment -
average Board tenure is
approximately 9.3 years
✔Active Board oversight of the
Company’s strategy, risk
management, cybersecurity, human
capital management and
sustainability matters
✔Annual Board and committee self-
assessments to review effectiveness
✔Prohibition on hedging or pledging
the Company’s common stock
✔Stringent clawback policy
✔Rigorous director and executive
stock ownership guidelines
✔Director resignation policy
✔Robust corporate governance
guidelines applicable to directors

Energy Recovery, Inc. — 2026 Proxy Statement | 7

Executive Compensation Highlights
The Company’s compensation decisions were aligned with its financial and operational performance in 2025 and reflected its focus on variable, at-risk compensation.  The Company’s compensation is intended to reward performance and sustained growth over the long term.  The
Company continues to look ahead and evaluate new methods to sustain our pay for performance philosophy, including the introduction of performance based restricted stock units in 2025.
The Company’s CEO and other executive officers have demonstrated their commitment to fair pay and pay for performance alignment with our investor interests.  The Company is committed to effective compensation governance, as demonstrated by the following compensation policies and practices:

What We Do	What We Don’t Do
✔Substantial portion of compensation is
at-risk
✔Long-term vesting to promote
retention and investor alignment
✔Rigorous stock ownership guidelines
✔Double trigger change in control
severance
✔At-will employment of executive
officers
✔Independent Compensation
Committee
✔Independent compensation consultant
✔Annual executive compensation
assessment tied to practices of a
reasonable peer group of similar size/
value public companies
✔Risk assessment
✔Clawback policy
✔Annual incentives are based on
achievement of rigorous performance
goals
✔Executive compensation program does
not encourage excessive risk taking
✘No repricing ✘No excessive perquisites ✘No executive retirement plan benefits ✘No guaranteed bonuses or annual equity awards ✘No excessive severance ✘No excise tax gross-ups

Energy Recovery, Inc. — 2026 Proxy Statement | 8

Proposal No. 1 – Election of Directors
The Board, upon the recommendation of the Nominating & Corporate Governance
Committee, has nominated the 6 people listed below for election at the Annual Meeting to serve until the 2027 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified.  All of the director nominees currently serve on the Board and each has consented, if elected as a director of the Company, to serve until their term expires.
In the event that any of the Director
Nominees is unable or declines to serve as a
director at the time of the 2026 Annual
Meeting, the proxies will be voted for any
nominee who shall be designated by the
present Board of Directors to fill the vacancy.
In the event that additional person(s) are
nominated for election as director(s), the
proxy holders intend to vote all proxies
received by them in such a manner as will
assure the election of as many of the
nominees listed below as possible.  In such
event, the specific nominees to be voted for
will be determined by the proxy holders.  The
Board has no reason to believe that the
person named will be unable or unwilling to
serve as a director, if elected.  The nominee
for director who receives the greatest
number of votes will be elected.
A plurality of the shares voted for the
nominee at the meeting is required to elect
the nominee as a director.

Director Nominees (Term Expiring in 2027)
Alexander J. Buehler
Joan K. Chow
Arve Hanstveit
David W. Moon
Colin R. Sabol
Pamela L. Tondreau

Energy Recovery, Inc. — 2026 Proxy Statement | 9

Director Criteria and Qualifications
In connection with the selection and nomination process, the Nominating & Corporate
Governance Committee reviews the experience, skills, expertise, backgrounds and other attributes of each individual candidate in the context of the Board as a whole, with the objective of maintaining a group of directors that can further the Company’s success.  The
Nominating & Corporate Governance Committee considers a number of important factors in determining whether to re-nominate incumbent directors and in evaluating new director candidates, including:
•satisfaction of director criteria set
forth in the Nominating & Corporate
Governance Committee Charter;
•for incumbent directors, the director’s
participation in, and contributions to,
the activities of the Board, the
contents of the most recent board
assessment and attendance at
meetings;
•the individual’s educational and
professional background and personal
accomplishments;
•broad-based leadership, expertise and
experience relevant to the Company’s
long-term strategy, operations and
culture;
•ensuring an appropriate balance
between director tenure and board
refreshment;
•ability to effectively represent the
long-term interests of our
shareholders and other stakeholders;
and
•compliance with Securities and
Exchange Commission (“SEC”), the
Nasdaq Stock Market (“NASDAQ”) and
other applicable legal and regulatory
standards.
The Company believes the selection of qualified directors is essential to ensuring that the
Board functions effectively.  The Board believes that each nominee listed below is highly qualified and has the background, skills, experience and attributes that qualify each nominee to serve as the director of the Company.  The Board’s recommendation is based on its carefully considered judgment that the background, skills, experience and attributes of each of the nominees make them the best candidates to serve on the Board.  The Board also believes that the Company will be best served by directors with a wide array of talents and perspectives to drive innovation, promote critical thinking and enhance discussions.  The matrix below indicates the director nominees who possess each qualification, skill or expertise.

Energy Recovery, Inc. — 2026 Proxy Statement | 10

Skill/Experience	Buehler	Chow	Hanstveit	Moon	Sabol	Tondreau
Manufacturing/Operations	✔	✔		✔	✔	✔
Industry/Product Knowledge	✔	✔	✔	✔	✔	✔
International Operations/Experience	✔		✔	✔	✔	✔
Finance/Accounting	✔	✔	✔	✔	✔
Product Innovation/R&D	✔	✔	✔	✔	✔	✔
Energy	✔		✔	✔	✔	✔
Human Capital/Culture	✔	✔	✔	✔	✔	✔
Strategic Transformation/M&A	✔	✔	✔	✔	✔	✔
Corporate Strategy/Governance	✔	✔	✔	✔	✔	✔
Risk Oversight	✔	✔		✔	✔	✔
We invite you to read about our direct nominees below.

Energy Recovery, Inc. — 2026 Proxy Statement | 11

DIRECTOR NOMINEES

Director Since	Name, Principal Occupation, and Other Information
February 2015	Alexander J. Buehler Age 50
Alexander J. Buehler most recently served as President & CEO of
Integrated Water Services, a PE-backed company focused on product solutions, technical and digital services, and field services for water and wastewater treatment facilities.  Beforehand, Mr. Buehler served as the
Interim CEO of LiqTech International, a publicly traded manufacturing and technology company based in Copenhagen, Denmark that specializes in advanced membranes and filters comprised of silicon carbide ceramics.
Prior to LiqTech, Mr. Buehler served as the President & CEO of the Brock
Group, a leading soft craft services provider with established business across multiple end markets.  Previously, Mr. Buehler was EVP of Global
Resources for Intertek, a publicly traded company headquartered in
London that is a market leader in quality assurances services across multiple industries—namely energy, mining, power, infrastructure, aerospace, and others.  Before Intertek, Mr. Buehler served at Energy
Maintenance Services (“EMS”) from July 2014 to September 2017, first with a brief stint as Chief
Financial Officer and then as President & Chief Executive Officer, during which time he steered the company through the market downturn in oil & gas, repositioned the business as a leading integrity maintenance company, and led the marketing and sale of the business.  Mr. Buehler became a member of the Company’s Board of Directors in February 2015.  From 2011 to 2014, Mr. Buehler served as
Energy Recovery’s Chief Financial Officer.  From 2004 to 2011, Mr. Buehler held executive-level positions at Insituform Technologies, Inc. (now Aegion Corporation), a global leader in water infrastructure technology and services for municipalities and industry.
With substantial experience across industrial end markets (water, energy), including products and services, with multiple C-level roles at publicly traded and private equity-backed companies, Mr. Buehler is a highly impactful business executive with years of experience in leadership, strategy, commercial excellence, financial oversight, and execution discipline.  Mr. Buehler currently serves as Chair of the
Board for LiqTech International and has previously served as a board member and Chair of the Audit
Committee for Viscount Systems.
The Board selected Mr. Buehler to serve as a director because of his substantial experience in the global water, oil & gas and manufacturing industries, his knowledge of the Company and its products, and his executive and financial experience.
EDUCATION
B.S. in Civil Engineering from the United States Military Academy at West Point and an M.B.A. in
Finance from the Wharton School at the University of Pennsylvania.
CURRENT BOARD COMMITTEES
Audit Committee (Chair)
Compensation Committee (Member)

Energy Recovery, Inc. — 2026 Proxy Statement | 12

Director Since	Name, Principal Occupation, and Other Information
December 2021	Joan K. Chow Age 65
Joan K. Chow has extensive leadership experience in retail and marketing, consumer insights, and human resources matters, and has served as senior leader at some the world’s most recognizable companies.
Ms. Chow is the former Executive Vice President and Chief
Marketing Officer at ConAgra Foods, one of North America’s
leading packaged food companies. Prior to that, Ms. Chow spent extensive time with Sears Holdings Corporation in various
marketing roles and ultimately served as Senior Vice President and
Chief Marketing Officer for Sears Retail. She has also held
executive positions with Information Resources Inc., Johnson &
Johnson Consumer Products, Inc. and the Greater Chicago Food
Depository.
Ms. Chow currently serves as Chair of the Compensation Committee and a member of the
Audit Committee at ERII, Inc. and is also a director at High Liner Foods. She has previously served as a Director of Spectrum Brands, Wellbilt, Inc., The Manitowoc Company, RC2
Corporation, and Feeding America.
The Board selected Ms. Chow because of her extensive executive and marketing experience as well as her prior public company board experience, which provides her unique insight on key board and company issues.
EDUCATION
B.A. Cornell University and an M.B.A. from the Wharton School of the University of Pennsylvania.
CURRENT BOARD COMMITTEES
Compensation Committee (Chair)
Audit Committee (Member)

Energy Recovery, Inc. — 2026 Proxy Statement | 13

Director Since	Name, Principal Occupation, and Other Information
January 1995	Arve Hanstveit Age 71
Arve Hanstveit is the Chief Financial Officer at Foldstar, Inc.  Previously,
between August 1997 and November 2010, he served as Partner and
Vice President of ABG Sundal Collier, a Scandinavian investment bank, where he was responsible for advising U.S. institutional investors on equity investments in Nordic companies.  Prior to joining ABG Sundal
Collier, Mr. Hanstveit worked as a securities analyst and as a portfolio manager for TIAA-Cref, a large U.S. institutional investor.  From
February 2007 to January 2010, Mr. Hanstveit served on the Board of
Directors of Kezzler AS, a privately-held Norwegian company, which delivers secure track and trace solutions to the industry.  Mr. Hanstveit is also a member of the Norwegian American Chamber of Commerce and the New York Angels, an independent consortium of individual accredited angel investors that provide equity capital for early-stage companies in the New York City area.
The Board selected Mr. Hanstveit to serve as a director because of his early investment in the
Company, his years of experience as a portfolio manager and securities analyst, his detailed understanding of global financial markets and his extensive knowledge of the Company, its products, and markets.
EDUCATION
B.A. in Business from the Norwegian School of Management and an M.B.A. from the University of
Wisconsin, Madison.
CURRENT BOARD COMMITTEES
Audit Committee (Member)
Nominating & Corporate Governance Committee (Member)

Energy Recovery, Inc. — 2026 Proxy Statement | 14

Director Since	Name, Principal Occupation, and Other Information
July 2023	David W. Moon Age 64
David W. Moon became the Company’s President and CEO in
January 2024 and served as the Company’s interim-President and CEO from October 2023 to January 2024.  Mr. Moon first joined the
Company as a Board Member in July 2023.  Mr. Moon was previously
President of Carrier Commercial Refrigeration (“CCR”), a division of
Carrier Global Corporation, from 2020 to 2021.  Based in Paris, CCR was a leading supplier of high-efficiency CO2 turnkey refrigeration systems and services to the food retail, processing and storage segments and pharma segment in Europe, the Middle East, Africa and Asia.  Prior to
that, Mr. Moon worked as an Advisor for Ares Management LLC on the acquisition of CoolSys Inc., the U.S. market leader in commercial refrigeration and heating, ventilation and air conditioning (“HVAC”)
services.  He joined the CoolSys Board of Directors post-acquisition.
Mr. Moon was President & Chief Operating Officer of Heatcraft Worldwide Refrigeration (“Heatcraft”), a
division of Lennox International, Inc., from 2006 to 2017.  Heatcraft was the global OEM leader in commercial refrigeration equipment.  Mr. Moon joined Lennox International, Inc. in 1998 holding various management positions in the United States, Singapore and Australia.  Prior to that, Mr. Moon held various management positions at Allied Signal, Inc., Case Corporation and Tenneco Oil Company in
the United States, Hong Kong, Taiwan and Germany.  Mr. Moon served on the Board of Directors of
American Woodmark Corporation from 2015 to 2020.
The Board selected Mr. Moon as a director because of his 25 years of commercial/industrial refrigeration and commercial HVAC leadership, his executive experience and leadership qualities.
EDUCATION
B.S. in Civil Engineering and an M.B.A. from Texas A&M University.
CURRENT BOARD COMMITTEES
None

Energy Recovery, Inc. — 2026 Proxy Statement | 15

Director Since	Name, Principal Occupation, and Other Information
July 2023	Colin R. Sabol Age 58
Colin R. Sabol joined the Board in July 2023.  Mr. Sabol is an accomplished business leader, strategist and deal maker with over
20 years of experience in the global water and energy markets.  From
2017-2022, Mr. Sabol was President of Measurement & Control
Solutions at Xylem, Inc., a global water technology provider.  Between
2013 and 2017, he led a wide range of global business at Xylem including Analytical Instrumentation, Water Treatment and the
Dewatering Pump Rental businesses.
Mr. Sabol joined ITT, Inc. in 2006 as VP Growth for the Fluid & Motion
Control segment, where he led the transformation of a mechanical equipment portfolio into a technology and services leader.  He was instrumental in effecting the spin-off of Xylem from ITT in 2011.
Mr. Sabol first entered the water industry at General Electric Company where he served as Chief Growth Officer of GE Water from 2003 to
2006.  He served on the board of Faradyne Motors, LLC, a JV between Xylem and Pentair from 2009 to
2017 and was Board Chair of Xylem Watermark, Xylem’s corporate social responsibility program, from
2009 to 2017.
The Board selected Mr. Sabol as a director because of his extensive executive experience and his expertise within the water industry, which provides him with unique insight on key issues involving the
Company’s water business unit.
EDUCATION
B.S. in Material Engineering from Alfred University.
CURRENT BOARD COMMITTEES
Nominating & Corporate Governance Committee (Chair)
Compensation Committee (Member)

Energy Recovery, Inc. — 2026 Proxy Statement | 16

Director Since	Name, Principal Occupation, and Other Information
July 2019	Pamela L. Tondreau Age 66
Pamela L. Tondreau is an experienced legal and business professional.
She was elected as Chair of the Board in October 2023.  Ms. Tondreau was with ON Semiconductor Corporation (now onsemi), as  Executive
Vice President and Chief Legal Officer, from October 2021 to March
2026.  Previously, Ms. Tondreau served as a consultant to Infineon
Technologies AG, which purchased Cypress Semiconductor Corporation
(“CY”) from April 16, 2020 until July 2020.  Prior to her consulting role,
Ms. Tondreau served as Chief Legal Officer, Corporate Secretary and
Executive Vice President of Human Resources of CY from 2014 through
2016.  Prior to her tenure with CY, Ms. Tondreau was an executive with
Hewlett-Packard Corporation (“HP”) from 1999 to 2012 holding various positions including Chief Intellectual Property Counsel, Deputy General
Counsel to the Chief Technology Officer, counsel to the Technology
Committee of the Board, counsel for the networking business including leading the acquisition of 3Com and integrating the China entity into HP.
Ms. Tondreau has extensive experience in the areas of intellectual property strategy, corporate governance and executive compensation, enterprise risk management and domestic and international mergers and acquisitions (“M&A”).
The Board selected Ms. Tondreau as a director because of her experience as a technology executive and General Counsel and her knowledge and experience with corporate governance, compliance, intellectual property, policy and M&A.
EDUCATION
B.A. in Anthropology and Economics from the University of California at Berkeley and a J.D. from
McGeorge School of Law.
CURRENT BOARD COMMITTEES
Compensation Committee (Member)
Nominating & Corporate Governance Committee (Member)
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
STOCKHOLDERS VOTE “FOR” THE ELECTION OF
ALEXANDER J. BUEHLER, JOAN K. CHOW,
ARVE HANSTVEIT, DAVID W. MOON,
COLIN R. SABOL AND PAMELA L. TONDREAU.

Energy Recovery, Inc. — 2026 Proxy Statement | 17

INFORMATION ABOUT THE BOARD OF DIRECTORS
AND CORPORATE GOVERNANCE MATTERS
Corporate Governance Overview
Director Independence
✔5 of 6 continuing directors are
independent (all except the CEO)
✔Independent Chair of the Board
✔100% independent Board
Committees
✔Regular executive sessions of
independent directors
✔Committees authorized to hire third
party advisors
Best Practices
✔Board with effective mix of skills,
experiences and perspectives
✔Active Board oversight of the
Company’s strategy, risk
management, cybersecurity, human
capital management and
sustainability matters
✔Rigorous director and executive
stock ownership guidelines
✔Prohibition on hedging or pledging
the Company’s common stock
✔Focus on Active Board refreshment -
average Board tenure is
approximately 9.3 years
✔Director resignation policy
Accountability
✔Annual Board and Committee
evaluations
✔  Robust corporate governance
guidelines applicable to directors
✔Stringent clawback policy
Stockholder Rights
✔Proxy access rights for stockholders
✔One class of outstanding shares with
each share entitled to one vote

Energy Recovery, Inc. — 2026 Proxy Statement | 18

The Company is committed to maintaining superior governance practices that represent the long-term interests of the Company’s stockholders.  The Company’s governance framework is designed to promote governance transparency and ensure the Board has the necessary authority to review and evaluate its business operations and make decisions that are independent of management and in the best interests of the Company’s stockholders.  The
Company regularly assesses and refines its corporate governance policies and procedures to take into account evolving best practices.  In 2022, the Board adopted Corporate Governance
Guidelines that provide a framework for governance as a whole and describe the principles and practices that the Board follows in carrying out its responsibilities.  Furthermore, the Board later amended the Company’s Corporate Governance Guidelines to include a Director
Resignation Policy.  The Corporate Governance Guidelines address the roles of the Board and the Company’s management, the composition, structure and polices of the Board and the
Board’s committees, the responsibilities of the Chair of the Board, expectations and responsibilities of directors, evaluation of the Board and the Board’s committee performance, and other related matters.  The Nominating & Corporate Governance Committee is responsible for periodically reviewing the Corporate Governance Guidelines to ensure that the guidelines reflect the best interests of both the Company and the Company’s stockholders, and that it complies with all applicable rules and regulations.
Key Corporate Governance Documents
The Company’s commitment to good corporate governance is reflected in the Company’s key governance documents, listed below, which are available online at https://
ir.energyrecovery.com/corporate-governance/governance-documents.
•Corporate Governance Guidelines
•Amended and Restated Certificate of Incorporation (the “Charter”)
•Amended and Restated Bylaws (the “Bylaws”)
•Audit Committee Charter
•Compensation Committee Charter
•Nominating & Corporate Governance Committee Charter
•Code of Business Conduct and Ethics (the “Code of Ethics”)
Leadership Structure
The Company’s governance framework provides the Board with the flexibility to select the appropriate board leadership structure.  In making determinations regarding the leadership structure, the Board considers the facts and circumstances at the time, including the specific needs of the business and a structure in the best interests of the Company and the Company’s shareholders.

Energy Recovery, Inc. — 2026 Proxy Statement | 19

The Board is led by a Chair that is elected by the Board.  The general duty of the Chair of the Board is to provide leadership on the Board, including setting board and corporate culture, building consensus around the Company’s strategy, and providing direction as to how the Board operates.  The current leadership structure is comprised of an independent Chair, the
Company’s President and CEO who serves as a director, Board committees led by independent directors, and active engagement by all directors.  Five of the six continuing directors will be independent, assuming that all of the director nominees are elected at the 2026 Annual
Meeting.
Ms. Tondreau is the Chair of the Board and Mr. Moon is the President and CEO.  The
Company believes that this separation of roles and allocation of distinct responsibilities to each role facilitates communication between the Company’s senior management and the full Board about issues such as corporate governance, management development, succession planning, executive compensation, and the Company’s performance, and best facilitates permitting the
Company’s President and CEO to concentrate on the Company’s business.  Pursuant to the
Company’s corporate governance guidelines, the Board may in the future combine the role of the Company’s President and CEO and the Chair of the Board.  If that were to happen, then the
Board’s independent directors would elect a Lead Independent Director.

Board Chair	CEO	Independent Committee Chairs

Pamela L. Tondreau	David W. Moon	Alexander J. Buehler	Joan K. Chow	Colin R. Sabol
		Audit Committee Chair	Compensation Committee Chair	Nominating & Corporate Governance Committee Chair

Energy Recovery, Inc. — 2026 Proxy Statement | 20

Board of Directors
The number of directors is fixed by the Board, subject to the terms of the Charter and the
Bylaws.
Directors
Until the 2026 Annual Meeting, the Board will continue to consist of six directors.  As of the Record Date, the following table represents the Directors and committees served:

		Board Committee Memberships
Director	Age (1)	Audit	Compensation	Nominating & Corporate Governance

Alexander J. Buehler	50	Chair	Member

Joan K. Chow	65	Member	Chair

Arve Hanstveit	71	Member		Member

David W. Moon (2)	64

Colin R. Sabol	58		Member	Chair

Pamela L. Tondreau (3)	66		Member	Member

(1)As of the Record Date.
(2)Mr. Moon is the Company’s CEO and therefore does not serve on any Board committees.
(3)Ms. Tondreau serves as Chair of the Board.
Board Experience and Tenure
The Board believes that a variety of skills, perspectives and experience are an important aspect of an effective board.  The Nominating & Corporate Governance Committee seeks to recommend individuals to the Board with, among other things, different skills, experiences, expertise and perspectives appropriate for the Company’s business and operations.  The
Company recognizes the benefits of healthy debate that stems from these different viewpoints that may result from different backgrounds.

Energy Recovery, Inc. — 2026 Proxy Statement | 21

The Company believes that fresh perspectives and new ideas are critical to a forward-
looking and strategic board.  Three out of six continuing directors have served on the Board for five years or less.  At the same time, given the extremely complex nature of the Company’s business, it is equally important to benefit from the valuable experience and institutional knowledge that longer-serving directors bring to the boardroom.  The Board is focused on maintaining a balance between longer serving directors and newer directors with complementary skills, expertise, backgrounds and points of view, which allow for natural turnover and a reasonable pace of board refreshment.  The Board strongly believes that the director nominees provide the Company with an appropriate base of knowledge, experience and capability, allowing the Company to leverage deep company experience and knowledge in addition to new viewpoints and innovative ideas among the Company’s current directors and those that join the Board in the future.
Director Independence
The Nominating & Corporate Governance Committee and the Board undertake an annual review of director independence.  The Nominating & Corporate Governance Committee and the
Board evaluated all business and charitable relationships between the Company and the
Company’s non-employee directors, and all other relevant facts and circumstances.  Based on information provided by each director concerning his background, employment and affiliations, including family relationships, the Board has affirmatively determined that, except for
Mr. Moon who is currently serving as the Company’s President and CEO, none of the current directors or continuing director nominees have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing standards of NASDAQ (the “Applicable Rules”).  In making these determinations, the Board considered the current and prior relationships that each director has with the Company and all other facts and circumstances the Board deemed relevant in determining their independence.
The Board also has determined that each director nominee, except for Mr. Moon, is a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange
Act, and an outside director, as defined pursuant to Internal Revenue Code (“IRC”)
Section 162(m), as amended.
The Board’s standards for determining director independence meet or exceed the
Applicable Rules of the SEC and NASDAQ listing standards.  In determining whether a director is
“independent”, the Board considers whether the individual:
•is not an executive officer or employee of the Company or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director;
•is not, and has not at any time during the past three years been, employed by the
Company;

Energy Recovery, Inc. — 2026 Proxy Statement | 22

•has not accepted, and does not have any spouse, parent, child or sibling, whether by blood, marriage or adoption, any person residing in such individual’s home, or any relative supported financially (each, a “Family Member”) who has accepted, any compensation from the Company in excess of $120,000 during any period of
12 consecutive months within the three years preceding the determination of independence, other than (a) compensation for board or committee service,
(b) compensation paid to a Family Member who is an employee (other than an executive officer) of the Company, or (c) benefits under a tax-qualified retirement plan or non-discretionary compensation;
•is not a Family Member of an individual who is, or at any time during the past three years was, employed by the Company as an executive officer;
•is not, and does not have a Family Member who is, a partner in, or a controlling stockholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than (a) payments arising solely from investments in the Company’s securities and (b) payments under non-
discretionary charitable contribution matching programs;
•is not, and does not have a Family Member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the Company served on the compensation committee of such other entity;
•is not, and does not have a Family Member who is, a current partner of the Company’s outside auditor, and was not, and does not have a Family Member who was, a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years; and
•satisfies any additional requirements for independence promulgated from time to time by NASDAQ.
Relationships Among Directors or Executive Officers
There are no family relationships among any of the directors or executive officers of the
Company.
Board Self-Evaluation
The Nominating & Corporate Governance Committee charter provides that the
Nominating & Corporate Governance Committee must conduct a periodic assessment of the performance of the Board, including the committees, and provide the results to the full Board for discussion.  The purpose of the review is to increase the effectiveness of the Board as a whole and of each of the committees.  The assessment includes an evaluation of the Board and each committee’s contribution as a whole, of specific areas in which the Board, the applicable committee and/or management believe better contributions could be made and of the overall make-up and composition of the Board and its committees.

Energy Recovery, Inc. — 2026 Proxy Statement | 23

Board Meetings
The Board conducts its business through meetings of the full Board and committees of the
Board.  The Board regularly meets in executive session with only independent directors of the
Board present.  During 2025, the Board held 7 meetings.  During 2025, no director attended fewer than 93% of all the meetings of the Board or its committees on which he or she served after becoming a member. The Company encourages, but does not require, the directors to attend the annual meeting of stockholders.  All directors attended the 2025 annual meeting of stockholders.
Committees of the Board of Directors
The Board has three standing committees: the Audit Committee, the Compensation
Committee and the Nominating & Corporate Governance Committee.  From time to time, the
Board may establish temporary special committees to address specific matters.  The primary responsibilities, membership and meeting information for the standing committees of the
Board during 2025 are summarized below.  A copy of the charter of the Audit Committee, the
Compensation Committee and the Nominating & Corporate Governance Committee is available on the Company’s website at www.energyrecovery.com under the links “Investor Relations” –
“Corporate Governance.”

Energy Recovery, Inc. — 2026 Proxy Statement | 24

Audit Committee

Current Members: All Independent
Alexander J. Buehler (Chair)
Joan K. Chow
Arve Hanstveit
Meetings in 2025: 4
The Board has unanimously determined that
each member of the Audit Committee meets
NASDAQ’s “financial sophistication”
requirements and that Mr. Buehler has the
financial education and experience to qualify
as an “Audit Committee financial expert”
within the meaning of SEC regulations.
Key Responsibilities:
•Oversee and report to the Board with
respect to the quality and integrity of the
Company’s financial statements,
accounting, and financial reporting
processes, and audits of the financial
statements and internal controls over
financial reporting.
•Appoint, compensate, and evaluate the
qualifications, independence and
performance of the Company’s
independent auditor.
•Oversee the performance of the
Company’s internal audit function.
•Establish policy standards and guidelines
for the Company’s risk assessment and
risk management.
•Monitor the Company’s compliance with
legal and regulatory requirements,
including the Company’s disclosure
controls and procedures, and the
Company’s anonymous whistleblower
hotline.
•Review and approve related party
transactions with the Company.
•Review cyber-security and other risks
relevant to the Company’s information
system controls and security.

Energy Recovery, Inc. — 2026 Proxy Statement | 25

Compensation Committee

Current Members: All Independent
Joan K. Chow (Chair)
Alexander J. Buehler
Colin R. Sabol
Pamela L. Tondreau
Meetings in  2025: 7
The Board has determined that each member
is independent under NASDAQ rules and the
Company’s Corporate Governance Guidelines
and is a “non-employee director” as defined
by Rule 16b-3 under the Exchange Act.
Key Responsibilities:
•Review and approve the Company’s
overall compensation philosophy.
•Design and administer the Company’s
executive compensation programs and
policies that are aligned with business and
compensation objectives.
•Evaluate the performance of the
Company’s President and CEO and
approve his compensation and other
terms of employment.
•Determine and approve the annual
compensation of the Company’s executive
officers.
•Administer the Company’s incentive and
stock plans, including establishing
guidelines, interpreting plan documents,
selecting participants, approving grants
and awards and making other decisions
regarding the operation of such plans.
•Review and make recommendations to
the Board concerning independent
director compensation.
•Retain outside advisors; directly retain
and oversee the Company’s independent
compensation consultant.
•Review the compensation policies and
practices to determine areas of resulting
risk.
•Plan for executive succession planning,
other than CEO.

Energy Recovery, Inc. — 2026 Proxy Statement | 26

Nominating & Corporate Governance Committee

Current Members: All Independent
Colin R. Sabol (Chair)
Arve Hanstveit
Pamela L. Tondreau
Meetings in 2025: 4
The Board has determined that each member
is independent under NASDAQ rules.
Key Responsibilities:
•Identify and recommend to the Board
nominees to serve on the Board.
•Monitor the independence of directors of
the Board and Board committees.
•Oversee the Board and Board committees
annual evaluation process.
•Develop and oversee compliance with the
Company’s corporate governance
functions, including the procedures for
compliance with significant applicable
legal, ethical and regulatory requirements
that impact corporate governance.
•Review and make recommendations to
the Board with respect to the Company’s
corporate governance practices.
•Plan for CEO succession.
•Oversee the Company’s sustainability
program.
The Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board.  In order to nominate a candidate for director, a stockholder must give timely notice in writing to the Company’s Corporate Secretary and otherwise comply with the provisions of the Bylaws.  To be timely, a stockholder’s notice to the Company’s Corporate Secretary must be delivered to or mailed and received at the
Company’s principal executive offices, in the case of an annual meeting, not later than the close of business on the 120th day, nor earlier than the close of business on the 150th day, prior to the anniversary date of the immediately preceding annual meeting.  If no annual meeting was held in the previous year or the annual meeting is called for a date that is not within 25 days before or after such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business the 10th day following the day on which such notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first.  In the case of a special meeting of stockholders called for the purpose of electing directors, notice must be delivered to or mailed and received not later than the close of business on the 10th day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever occurs first.

Energy Recovery, Inc. — 2026 Proxy Statement | 27

Stockholder nominations must also include the information required by the Bylaws.
Under the Bylaws, information as to each person whom the stockholder proposes to nominate for election as a director must include (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of the Company’s capital stock that are owned beneficially or of record by the person, (iv) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of the person, or any affiliates or associates of such person, with respect to stock of the corporation, (v) whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of the Company’s capital stock) has been made by or on behalf of the person, or any affiliates or associates of such person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of stock price changes for, such person, or any affiliates or associates of such person, or to increase or decrease the voting power or pecuniary or economic interest of such person, or any affiliates or associates of such person, with respect to the Company’s capital stock, (vi) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder,
(vii) the written consent of such person to being named as a nominee and to serving as a director, if elected, (viii) the written representation and agreement of such person required by
Section 2.15 of the Bylaws, and (ix) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant SEC regulations.  The stockholder giving notice must also provide certain other information required under the Bylaws.  In addition to satisfying the foregoing requirements under the Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the
Company’s nominees must provide notice that sets forth the information required by
Rule 14a-19 under the Exchange Act no later than 60 days before the one-year anniversary of the 2026 Annual Meeting.
In addition, the Nominating & Corporate Governance Committee considers and makes recommendations to the Board regarding any stockholder recommendations for candidates to serve on the Board.  If a stockholder wishes to recommend a candidate to serve on the Board, it must provide the same information about such recommended candidate as would be required for a direct nomination discussed in the paragraph above.
A stockholder who wishes to nominate or recommend a candidate to serve on the Board should carefully review the applicable provisions of the Bylaws.  Any such nomination must be made in accordance with the procedures outlined in, and include the information required by, the Bylaws.  The nomination must be addressed to the Company’s Corporate Secretary (at
Energy Recovery, Inc., Attn: Corporate Secretary, 1717 Doolittle Drive, San Leandro, California
94577).  You can also obtain a copy of the Bylaws by writing to the Company’s Corporate
Secretary at this address.

Energy Recovery, Inc. — 2026 Proxy Statement | 28

In addition, the Bylaws permit certain of the Company’s stockholders who have beneficially owned 3% or more of the Company’s outstanding common stock continuously for at least three years to submit nominations to be included in the Company’s proxy materials for a number not to exceed the greater of two (2) or twenty percent (20%) of the total number of directors then serving.  Notice of proxy access director nominations for the 2027 Annual
Meeting must be delivered to the Company’s Corporate Secretary at the Company’s principal executive offices no earlier than November 23, 2026, and no later than the close of business on
December 21, 2026.  The notice must set forth the information required by the Bylaws with respect to each proxy access director nomination that eligible stockholder or stockholders intend to present at the 2027 Annual Meeting and must otherwise be in compliance with the
Bylaws.
In the past, when new directors have been added to the Board, the Board or Nominating
& Corporate Governance Committee has endeavored to select director candidates who have business, scientific or regulatory specializations; technical skills; or other backgrounds that increased the range of experience and diversity of perspectives within the Board in ways that pertain to the Company’s current and future business goals.  The Nominating & Corporate
Governance Committee also considers diversity in terms of gender, ethnic background, and national origin.
There are no differences in the manner in which the Nominating & Corporate Governance
Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or by the Nominating & Corporate Governance Committee itself.
In reviewing potential candidates for the Board, the Nominating & Corporate Governance
Committee considers numerous factors including:
•whether or not the person has any
relationships that might impair his
or her independence, such as any
business, financial, or family
relationships with the Company, the
Company’s management, the
Company’s stockholders, or the
Company’s affiliates;
•whether or not the person serves on
boards of, or is otherwise affiliated
with, competing companies;
•whether or not the person is willing
to serve as, and willing and able to
commit the time necessary for the
performance of the duties of, a
director of the Company; and
•the contribution that the person can
make to the Board and the
Company, with consideration given
to the person’s experience in the
fields of energy, technology, and
manufacturing as well as leadership
or entrepreneurial experience in
business or education.

Energy Recovery, Inc. — 2026 Proxy Statement | 29

Of greatest importance is the individual’s integrity and ability to bring experience and knowledge in areas related to the Company’s current and future business.  The Board intends to continue using these criteria to evaluate candidates for election to the Board.
Board Role in Risk Management
The goal of the Company’s risk management process is to understand and manage material risks impacting the Company’s business.  The Company’s management is responsible for identifying and managing the risks, while the Board is highly focused on oversight of the
Company’s enterprise risks, including strategic risks and the risk management process to ensure that it is properly designed, functioning effectively and consistent with our overall corporate strategy and to improve long-term organizational performance to enhance stockholder value.  A fundamental part of risk management is not only understanding the risks the Company faces and what steps the Company’s management is taking to manage those risks, but also understanding what level of risk is appropriate.  The Company’s management is responsible for establishing the Company’s business strategy, identifying and assessing the related risks and establishing appropriate risk management practices.

Board of Directors
Overall responsibility for risk oversight, including:
	–Strategic –Financial –Operational –Reputational	–Legal & regulatory –Technology –Succession

Audit Committee	Compensation Committee		Nominating and Corporate Governance Committee
–Accounting –Risk & compliance –Financial statements –Internal audit –Financial reporting process & controls –Cybersecurity & information technology	–Executive compensation design –Human capital management		–Board refreshment, diversity & succession planning –Sustainability –Compliance & ethics program –Corporate responsibility –CEO succession planning

Energy Recovery, Inc. — 2026 Proxy Statement | 30

Board of Directors
The Board, either directly or through one or more of its committees, reviews the
Company’s business strategy and the Company’s management assessment of the related risk, and discusses with the Company’s management the appropriate level of risk.  The Board relies on each Board committee to oversee the Company’s management of specific risks related to that Board committee’s function.  While the Board is responsible for setting, monitoring, and maintaining the Company’s risk management policies and practices, the Company’s executive officers and members of the Company’s management team are responsible for implementing and overseeing the Company’s day-to-day risk management processes.
Certain risks are reviewed and discussed with the entire board, such as (but not limited to):
•Significant commercial risks
•Capital market risks
•Material legal or reputational
matters
•Mergers and acquisitions
•Strategy
•Competitive developments
•Risks related to sustainability
•Cybersecurity risks
Audit Committee
The Audit Committee is primarily responsible for overseeing the Company’s risk management processes on behalf of the Board.  The Audit Committee charter provides that the
Audit Committee should discuss and consider the process by which the Company’s senior management and the relevant departments assess and manage the Company’s exposure to risk and discuss the Company’s major financial risk exposure and the steps management has taken to monitor, control and report such exposures.  In addition, the Audit Committee reports to the
Board, which also considers the Company’s risk profile.  The Audit Committee and the Board obtain input from the Company’s management regarding the Company’s most significant risks, the Company’s risk management strategy, and that the risks undertaken are consistent with the
Board’s tolerance for risk.
Risks reviewed and discussed by the Audit Committee include (but not limited to):
•Financial statements and financial
risk exposures
•Tax strategy and related risks
•Business ethics and anti-corruption
program
•Significant commercial risks
•Oversight of overall risk
management processes and policies
•Accounting, controls and financial
reporting and disclosures
•Cybersecurity and information
technology risks

Energy Recovery, Inc. — 2026 Proxy Statement | 31

Compensation Committee
The Compensation Committee oversees compensation risk management by participating in the creation of, and approving, compensation structures that create incentives that encourage an appropriate level of risk-taking behavior consistent with the Company’s business strategy.
Risks reviewed and discussed by the Compensation Committee include (but not limited
to):
•Executive compensation philosophy
and program design
•Executive development and
leadership
•Human capital management
•Turnover and employee risks
Nominating & Corporate Governance Committee
The Nominating & Corporate Governance Committee oversees risks related to our corporate governance, including Board and director performance, Board and CEO succession and the review of the Company’s Corporate Governance Guidelines and other governance documents.
Risks reviewed and discussed by the Nominating & Corporate Governance  Committee
include (but not limited to):
•Board refreshment, diversity and succession planning
•Sustainability
•Compliance and ethics
•Corporate responsibility
Role of Independent Directors
In addition to the oversight provided by the full Board, the Audit Committee, the
Compensation Committee and the Nominating & Corporate Governance Committee, the
Company’s executive officers and the members of the Company’s management team, and the
Company’s independent directors, hold regularly scheduled executive sessions as often as they deem appropriate, but in any event at least four times each year.  These executive sessions provide an additional avenue through which the Company monitors its risk exposure and policies regarding risk management.

Energy Recovery, Inc. — 2026 Proxy Statement | 32

Cybersecurity Governance
The Board is acutely aware of the critical nature of managing risks associated with cybersecurity threats.  The Board has established oversight mechanisms to ensure effective governance in managing risks associated with cybersecurity threats because the Company recognizes the significance of these threats to the Company’s operational integrity and stakeholder confidence.
Board of Directors Oversight
The Audit Committee is central to the Board’s oversight of cybersecurity risks and bears the primary responsibility for this domain.  The Audit Committee is composed of independent board members with diverse expertise and experience which allows them to oversee cybersecurity risks effectively.  The Audit Committee actively participates in strategic decisions related to cybersecurity, offering guidance and approval for major initiatives.  This involvement ensures that cybersecurity considerations are integrated into the Company’s broader strategic objectives.  Through the Audit Committee, the Board receives updates on any significant developments in the cybersecurity domain, ensuring the Board’s oversight is proactive and responsive.
Management’s Role Managing Risk
The Company has an internal management team that provides comprehensive briefings to the Audit Committee on a regular basis, with a minimum frequency of once per year.  These briefings encompass a broad range of topics, including:
•Current cybersecurity landscape and emerging threats;
•Status of ongoing cybersecurity initiatives and strategies;
•Incident reports and learnings from any cybersecurity events; and
•Compliance with regulatory requirements and industry standards.
Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee, other than Mr. Buehler, was at any time during fiscal year 2025 or at any other time, an officer or employee of the Company, or had any relationship with the Company that required disclosure under Item 404 of Regulation S-K.
Mr. Buehler previously served as the CFO of the Company from 2011 to 2014.  None of the
Company’s current executive officers serve on the Compensation Committee or the board of directors of another entity whose executive officer(s) serve(s) on the Compensation Committee or the Board.

Energy Recovery, Inc. — 2026 Proxy Statement | 33

Communication between Stockholders and Directors
The Board currently does not have a formal process for stockholders to send communications to the Board.  The Company, however, makes every effort to ensure that the views of the Company’s stockholders are heard by the Board or individual directors and that the
Company responds to its stockholders on a timely basis.  The Board does not recommend that formal communication procedures be adopted at this time because it believes that informal communications are sufficient to convey questions, comments and observations that could be useful to the Board.  Stockholders wishing to formally communicate with the Board may send communications directly to the Company’s Corporate Secretary (at Energy Recovery, Inc.,
Attn: Corporate Secretary, 1717 Doolittle Drive, San Leandro, California 94577).
Codes of Business Conduct and Ethics
The Company’s employees, including the Company’s principal executive officer and principal financial and accounting officer, and the Company’s directors are governed by the
Code of Ethics.  The Codes of Ethics require the Company’s employees and directors to conduct the Company’s business in the highest legal and ethical manner.  The Codes of Ethics meet the requirements of a “code of ethics” as defined by Item 406 of Regulation S-K and the requirements of a code of business conduct and ethics under applicable NASDAQ listing standards.  The full texts of the Codes of Ethics and further details regarding the scope of each of the Codes of Ethics are available on the Company’s website at www.energyrecovery.com under the links “Investor Relations”—“Corporate Governance.”  Any amendments to or waivers from the Codes of Ethics will be posted at this location on the Company’s website as required by applicable SEC and NASDAQ rules.
Sustainability
Just as our products help our customers operate more efficiently, Energy Recovery is focused on continuously improving our own operations. Our sustainability approach integrates initiatives with measurable targets for our own operational footprint, alongside delivering customer solutions that drive profitable, sustainable growth for both our customers and our business.
The Company's corporate governance structure is focused on effectively managing risk and preserving long-term value for the benefit of shareholders, customers, employees, and other stakeholders. At the Board level, responsibility for sustainability oversight is handled by the Nominating & Corporate Governance Committee, whose review includes relevant sustainability topics, risks, and opportunities.

Energy Recovery, Inc. — 2026 Proxy Statement | 34

Our current sustainability goals focus on four key topics: Employees, Innovation &
Opportunity, Product Safety & Performance, and Operational Impact & Management. As we
continue to advance our sustainability program, we are focusing our commitments and reporting on the areas that most directly support our competitive position and the needs of the customers and industries we serve.
As a result of the Company’s sustainability efforts and reporting, MSCI ESG Research LLC
(“MSCI”) awarded the Company its highest rating of AAA as of March 2026. MSCI’s evaluation recognizes Energy Recovery as one of the highest performing companies within the Industrial
Machinery industry in MSCI’s All Company World Index, highlighting robust corporate governance, labor management practices, and engagement with clean technology opportunities.
The Company’s annual sustainability performance report details our initiatives to manage sustainability topics within our own business and drive profitable, sustainable outcomes for our customers. Our most recent sustainability performance report is available for download on our website at: https://energyrecovery.com/sustainability/. We have included this website address only as an inactive textual reference and do not intend it to be an active link to our website. Our sustainability performance report is not incorporated by reference into, and is not a part of, this
Proxy Statement.

Energy Recovery, Inc. — 2026 Proxy Statement | 35

Director Compensation
Only our non-employee directors receive compensation for their services as directors.
The Compensation Committee annually reviews the form and amount of compensation of non-
employee directors to validate that the Company’s non-employee directors are compensated appropriately.  The Compensation Committee  considers the level of work and involvement the directors have with the Company’s business and the compensation paid to directors in the marketplace generally and at the Company’s peer group companies.  The Compensation
Committee periodically has its independent compensation consultant perform a Board compensation assessment.  For board service period June 2025 to June 2026, the Company’s annual non-employee director compensation was in the form of (i) a cash retainer and (ii) an annual grant of restricted stock units as follows:

Retainer Fee
$

Board Fees
Cash Retainer	50,000
Equity Retainer (1)	150,000
200,000

Chair of the Board Fees (2)
Cash Retainer	50,000
Equity Retainer (1)	35,000
85,000

Committee and Lead Independent Director Fees (2) (3)
Lead Independent Director	15,000
Chair of the Audit Committee	15,000
Chair of the Compensation Committee	10,000
Chair of the Nominating & Corporate Governance Committee	8,500

(1)Fair value of equity awarded at grant date.  Awards granted vest on the earlier of 1-year following the date of grant or on June 6, 2026, the date of the 2026 Annual Meeting.
(2)Fees are in addition to base Board Fees.
(3)Fees are paid in cash
As an employee, Mr. Moon was not eligible to receive any of these cash and equity retainers for serving as a director.
Cash Compensation
Annual cash retainer fees, paid in quarterly installments, are prorated and paid based on the date of appointment to the Board to the earlier date of the 2026 Annual Meeting or from their effective date of resignation from the Board, and in regards to services related to Chair positions, from the date of appointment to their Chair position to the earlier date of the
2026 Annual Meeting or from their effective date of resignation of their Chair position.

Energy Recovery, Inc. — 2026 Proxy Statement | 36

Equity Compensation
In 2025, the equity award was granted in the form of restricted stock units (“RSUs”).
These awarded RSUs will fully vest on the date of the 2026 Annual Meeting, provided that the director is providing service to the Board through such date.
Director Compensation for the Year Ended December 31, 2025
The table below summarizes the compensation paid to non-employee directors for the year ended December 31, 2025.  Directors who are also the Company’s employees receive no additional compensation for their service as a director.

Director	Fees Earned and Paid in Cash	Equity Awards (1)	Total	Unvested RSU Shares Held December 31, 2025
	($)	($)	($)	(#)

Alexander J. Buehler (2)	65,000	149,993	214,993	12,038

Joan K. Chow (3)	60,000	149,993	209,993	12,038

Arve Hanstveit (4)	54,250	149,993	204,243	12,038

David W. Moon (5)	—	—	—	—

Colin R. Sabol (6)	54,250	149,993	204,243	12,038

Pamela L. Tondreau (7)	100,000	184,994	284,994	14,847

Total	333,500	2,084,963	2,418,463	62,999

(1)The amount in the Equity Awards column sets forth the fair value on the grant date of the restricted stock unit awards granted in 2025 as calculated in accordance with Financial Accounting Standards Board (“FASB”)
Accounting Standards Codification (“ASC”) Topic 718, Share-Based Compensation (“ASC 718”), without regard to estimated forfeitures.  The method and assumptions used to calculate the fair value on the grant date of the Company’s equity awards is discussed in Note 12 of the Notes to Consolidated Financial Statements
included in the 2025 Annual Report on Form 10-K for the year ending December 31, 2025.
(2)Mr. Buehler is a director and the Chair of the Audit Committee.
(3)Ms. Chow is a director and Chair of the Compensation Committee.
(4)Mr. Hanstveit is a director and was the Chair of the Nominating & Corporate Governance Committee until June
5, 2025.  The fee for the Chair of the Nominating & Corporate Governance Committee through June 5, 2025 was $4,250.
(5)Mr. Moon is an employee director and does not receive any director compensation.
(6)Mr. Sabol is a director and was made the Chair of the Nominating & Corporate Governance Committee on
June 5, 2025.  The fee for the Chair of the Nominating & Corporate Governance Committee from June 5, 2025 through December 31, 2025 was $4,250.
(7)Ms. Tondreau is a director and Chair of the Board.

Energy Recovery, Inc. — 2026 Proxy Statement | 37

The Company’s non-employee directors are also reimbursed for travel, lodging and other reasonable expenses incurred in connection with their attendance at the Board or Board committee meetings.
Stock Ownership Guidelines
The Board believes that the Company’s non-employee directors and executive officers should own and hold shares of its common stock to further align their interests with the long-
term interests of stockholders and further promote the Company’s commitment to sound corporate governance.  Toward this end, in April 2016, the Board adopted guidelines with respect to ownership levels of the Company’s common stock of the Company’s President and
CEO and other executive officers, and members of the Board.  These guidelines were amended in April 2017 and February 2023.  The guidelines state that the President and CEO and other executive officers, and each director must beneficially own the Company’s common stock having a value equal to:
•President and CEO: five times annual base salary;
•Other executive officers: two times annual base salary; and
•Non-employee directors: five times the amount of the annual cash retainer paid to directors for general service on the Board.
The guidelines were established to promote a long-term perspective in managing the
Company and align the interests of the Company’s stockholders, executives and directors.
For purposes of determining ownership under these guidelines the Company includes shares of its common stock actually owned by the covered individual or family members and certain indirect forms of ownership, such as stock held in a grantor trust for the benefit of the covered individual.  Vested and unvested options or unvested RSUs and the unvested portion of any performance-based restricted stock or other equity-based award are not included.
Directors and executive officers were given periods of three and five years, respectively, from the most recent amendment of the original guidelines in February 2023 to meet these ownership requirements while newly appointed directors or executive officers are given a period of five years from their date of appointment to meet these requirements. As of the record date, each of the Company’s covered directors and executive officers are either in compliance with or on pace to achieve compliance with the ownership guidelines by the required time period.

Energy Recovery, Inc. — 2026 Proxy Statement | 38

Prohibition on Hedging and Pledging Shares
The Company’s Insider Trading Policy (the “Insider Trading Policy”) provides that the
Company’s employees and directors may not purchase financial instruments (including prepaid variable forward contracts, equity swaps, puts, calls, straddles, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of the Company’s equity securities and entering into other transactions with the same economic effect, including short sales involving the Company’s securities.  The Insider Trading Policy further prohibits the
Company’s employees and directors from entering into borrowing or other arrangements involving non-recourse pledge of the Company’s securities.  Finally, the Company does not permit its directors or employees to sell a security future with respect to the Company’s securities that establishes a position that increases in value as the value of the underlying
Company security decreases.  A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our
Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Equity Grant Policies and Practices
Although we do not have a formal policy with respect to the timing of our equity award grants, the compensation committee generally grants annual equity awards on a predetermined annual schedule and we do not take material nonpublic information into account when determining the timing and terms of such awards.  In addition, we do not grant equity awards in anticipation of the release of material nonpublic information and we do not time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation.

Energy Recovery, Inc. — 2026 Proxy Statement | 39

Proposal No. 2 – Non-Binding Advisory Vote on Executive Compensation
The Compensation Discussion and Analysis beginning on page 41 of this Proxy Statement describes the Company’s executive compensation program and the compensation decisions made by the Compensation Committee for the fiscal year ended December 31, 2025, with respect to the executive officers named in the Summary Compensation Table on page 71.  The
Board is asking the Company’s stockholders to cast a non-binding advisory vote to approve the following resolution:
“RESOLVED, that the stockholders of Energy Recovery, Inc. approve, on an advisory basis, the compensation of the executive officers named in the Summary
Compensation Table for 2025, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC (which disclosure includes the
Compensation Discussion and Analysis, the compensation tables (other than the pay ratio), and the related footnotes and narratives accompanying the tables).”
The Board is asking the Company’s stockholders to vote “FOR” this proposal because it believes that the policies and practices described in the Compensation Discussion and Analysis section of this Proxy Statement are necessary to achieve the Company’s primary objective of the executive compensation program, that of attracting, retaining and motivating the talent the
Company needs to meet and/or exceed its strategic, operational and financial goals.
Additionally, the Company wants to reward superior performance and align the long-term interests of its executives with the Company’s stockholders.
This proposal, commonly known as a “Say on Pay” proposal, gives you, as a stockholder, the opportunity to express your views on the Company’s executive compensation programs and policies and the compensation paid to the executive officers named in the Summary
Compensation Table.
The Company’s current policy is to hold a Say on Pay vote each year.  The Company expects to hold another advisory vote with respect to executive compensation at the 2027
Annual Meeting.

Energy Recovery, Inc. — 2026 Proxy Statement | 40

Although your vote on this proposal is advisory and non-binding, the Compensation
Committee values the views of the Company’s stockholders and will take into account the outcome of the vote when considering future compensation decisions for the Company’s named executive officers.  The Company is providing this advisory vote pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
“FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE
COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS
DISCLOSED IN THE COMPENSATION DISCUSSION AND ANALYSIS, THE
ACCOMPANYING COMPENSATION TABLES AND THE RELATED
NARRATIVE DISCLOSURE INCLUDED IN THIS PROXY STATEMENT.

Energy Recovery, Inc. — 2026 Proxy Statement | 41

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis describes the Company’s executive compensation philosophy and programs, compensation decisions made under those programs and the factors considered in making those decisions for the Company’s named executive officers (“NEOs”), who, for 2025, were:

Named Executive Officer	Title

David W. Moon (1)	President and Chief Executive Officer

Michael S. Mancini (2)	Chief Financial Officer

Rodney Clemente (3)	Senior Vice President, Water

Natarajan Ramanan (4)	Chief Technology Officer

William W. Yeung (5)	Chief Legal Officer

(1)On October 23, 2023, Mr. Moon was appointed as Interim President and CEO.  On January 16, 2024, Mr. Moon
was appointed as President and CEO.
(2)Mr. Mancini became the Company’s CFO effective August 5, 2024.
(3)Mr. Clemente has been the Company’s Senior Vice President, Water since December 22, 2019.  Prior to that, he served as the Company’s Vice President, Water since July 31, 2018 and the Vice President of Global
Desalination Operations since April 29, 2015.
(4)Mr. Ramanan was hired as the Company’s Chief Technology Officer on March 3, 2025.
(5)Mr. Yeung has been serving in his present position as the Company’s Chief Legal Officer (“CLO”) since
March 11, 2020.  Prior to that he served as the Company’s General Counsel since May 27, 2016.
For 2025, as a group, Messrs. Moon, Mancini, Clemente, Ramanan and Yeung are the
Company’s NEOs, and within the group of NEOs, Mr. Moon is the Company’s CEO and Principal
Executive Officer (“PEO”).
The Compensation Committee has principal responsibility for establishing, implementing and monitoring adherence to the Company’s compensation philosophy and objectives.  The
Compensation Committee’s duties include evaluating the performance and recommending to the Board for approval the compensation of the Company’s President and CEO, recommending to the Board for approval director compensation, and setting the compensation of the
Company’s other executive officers, as well as performing oversight of the Company’s compensation arrangements, plans, policies and programs for employees in general.

Energy Recovery, Inc. — 2026 Proxy Statement | 42

Compensation Philosophy and Objectives
The primary objective of the Company’s executive compensation program is to attract, retain, and motivate the talent it needs to meet and/or exceed the Company’s strategic, operational and financial goals.  Additionally, another core principle of our compensation philosophy is to align pay with performance in order to match the long-term interests of its executives with the Company’s stockholders.  The guiding principles of the Company’s compensation program involve:

Objective	How we achieve this
✔ Attract, Retain and Motivate Executive Talent	We maintain pay targets and a compensation program design that align to broader market practices that attract mission critical executive talent
✔ Pay for Performance	We reward performance, incentivizing the Company’s key executives to exceed strategic, operational and financial goals
✔ Align Management and Shareholder Interests	We provide long-term, equity-based incentives and have robust stock ownership guidelines. In addition, our program design aligns outcomes and rewards with stockholder expectations.
The Compensation Committee annually reviews the Company’s executive compensation program to ensure an appropriate alignment between the Company’s compensation policies and programs and the Company’s business needs and the interests of the Company’s stockholders.  The Company’s executive compensation programs are reviewed to ensure they achieve a balance between rewarding performance and retaining key people while accommodating a continuing effort to manage its share utilization rate to minimize the dilutive effects of equity awards to the Company’s stockholders.
In addition, the Compensation Committee reviews the Company’s compensation policies and practices to determine areas of resulting risk and the actions that the Company has taken, or should take, to mitigate any such identified risk.  Based on the Compensation Committee’s review of the Company’s compensation policies and practices with inputs from its independent compensation consultant, the Company does not believe that any risks relating from the
Company’s compensation policies and practices for its employees are reasonably likely to have a material adverse effect on the Company’s business.

Energy Recovery, Inc. — 2026 Proxy Statement | 43

A significant part of the Company’s executive compensation philosophy is designed to link executive compensation to the Company’s performance through at-risk compensation opportunities, providing significant reward to executives based on the Company’s success.  As such, the Compensation Committee believes that the Company’s executive officers’ total compensation should be reflective of the Company’s short and long-term performance.
Accordingly, a significant amount of the Company’s executive officers’ compensation is composed of performance-based bonus opportunities and equity awards with vesting requirements, which derive their value based on both stock-based performance and the
Company’s financial and operational performance.  As a result, a significant majority of the
Company’s executive officers’ target total direct compensation opportunity is “at risk.”  There is no assurance that the target annual bonus opportunities or grant date fair values reported for these equity awards will be reflective of their actual economic value or that comparable amounts will ever be realized by the Company’s executive officers.
The Company’s executives understand the importance of meeting key performance objectives (also known as Management by Objectives or “MBOs”).  In 2025, the Board
established four predetermined, rigorous performance measures for the Company’s President and CEO under the Company’s Annual Incentive Plan (“AIP”), the Company’s cash-based incentive program for eligible employees.  These objectives are summarized below:

Corporate MBOs		Weight
		(%)
1 –	Financial Performance — revenue target.	35
2 –	Financial Performance — adjusted EBITDA.	35
3 –	Financial Performance – Wastewater revenue target.	15
4 –	Financial Performance – CO2 revenue target.	15
	Overall	100
The MBOs of the Company’s other named executive officers mirrored those of the CEO, with the exception of Mr. Clemente, who was assigned the following MBOs:

Clemente MBOs		Weight
		(%)
1 –	Financial Performance — revenue target.	35
2 –	Financial Performance — adjusted EBITDA.	35
3 –	Financial Performance – Desalination revenue target.	30
	Overall	100
Each Other NEO receives an annual performance review from the Company’s President and CEO (with review and discussion with the Compensation Committee) to evaluate his performance on both a qualitative and quantitative basis in connection with their individual objectives.  The Compensation Committee, however, ultimately determines the payout of cash incentives for all of the Company’s NEOs.

Energy Recovery, Inc. — 2026 Proxy Statement | 44

Our 2025 long term equity based awards for our named executive officers incorporated both time-based awards, in the form of restricted stock units (“RSUs”), and performance-based awards, in the form of performance restricted stock units (“PSUs”), with half of the target based value consisting of the performance-based component.  The performance-based component is tied to attainment of a three-year cumulative revenue target and a three-year cumulative adjusted EBITDA target.  The performance-based component of the 2025 equity based awards will be earned, if at all, following the completion of a three-year performance period. The
Compensation Committee believes that performance-based awards tied to rigorous, strategically aligned and value-driving internal performance metrics helps align to the
Company’s pay-for-performance philosophy and properly aligns our named executive officers with the interests of our shareholders.  RSUs serve as a meaningful and durable retention tool even in periods of volatile stock price performance with realized executive pay outcomes also tied to the Company’s long-term stock performance.  Additionally, RSUs represent a component of our compensation program that the Compensation Committee believes is necessary in order to retain the Company’s executive officers and be competitive with compensation packages to executives offered by comparable companies.  In addition, the RSU awards vest over four years, reinforcing the long-term focus and the performance dynamic of the Company’s executive compensation program.  For a more detailed discussion of the Company’s incentive plans, please refer to “Equity-Based Incentive Compensation.”
Executive Compensation Framework
A substantial portion of the Company’s target total direct compensation for its executives is variable, with up to 84% of compensation at risk for the President and CEO role and up to
74% of compensation at risk on average for the Company’s other NEOs.  Base salary is the only fixed component of direct compensation.

Energy Recovery, Inc. — 2026 Proxy Statement | 45

2025 Actual Compensation Allocations

Component and Rationale	Target CEO Proportion	Actual CEO Proportion (1)	Target NEO Proportion	Actual NEO Proportion (2)

Base Salary (3)
Fixed pay to attract and retain talent, based on role, level of responsibilities and individual performance.

Annual Incentives (4)
Variable pay to incentivize and recognize performance in areas of short- term strategic importance.

Long-Term Incentives (5)
Equity-based pay to incentivize and recognize performance in areas of long-term strategic importance, promote retention and stability, and align executives with shareholders.

(1)Proportion represents the base salary actually paid in 2025, annual incentive award earned in 2025 and paid in
2026, and grant date fair market value of actual long-term incentive awards granted in fiscal year 2025 to the
Company’s President and CEO role.  Refer to the Summary Compensation Table for further details on actual compensation.  Percentages are rounded.
(2)Proportion represents the average of all NEOs active on December 31, 2025, other than the Company’s
President and CEO, base salary actually paid in 2025, annual incentive award earned in 2025 and paid in 2026, and grant date fair market value of actual long-term incentive awards granted in fiscal year 2025.  Refer to the
Summary Compensation Table for further details on actual compensation.  Percentages are rounded.
(3)No applicable Performance Measures.
(4)Applicable Performance measures are (i) Annual Revenue Target, (ii) Annual Adjusted EBITDA Target and (iii)
Annual Business Unit Revenue Targets.
(5)Applicable Performance measure is variation of underlying stock price due to overall business results.

Energy Recovery, Inc. — 2026 Proxy Statement | 46

Additional elements of the Company’s executive compensation program include change in control compensation, post-termination compensation, standard retirement benefits and limited perquisites as appropriate to support the Company’s executive compensation philosophy.
Pay Best Practices
Our compensation best practices include:
•Substantial Portion of Compensation is At-Risk: For 2025, up to 84% and 74% of the
pay mix for the Company’s President and CEO and Other NEOs, respectively, was variable and/or performance-based.
•Long-Term Vesting: The Company’s RSU and PSU awards have multi-year vesting periods to reward long-term performance and deter inappropriate risk taking.
•Stock Ownership Guidelines: The Company has stock ownership requirements for its directors and executive officers.  The Company’s President and CEO and Other NEOs must hold five-times and two-times, their base salary, respectively, and the Company’s directors must hold five-times of their annual cash retainer.
•No Repricing: The Company’s stock options cannot be repriced, reset or exchanged for cash or other equity awards if underwater without stockholder approval.
•Double Trigger Change in Control Severance: The Company’s Change in Control
Severance Plan requires a double trigger (i.e., change in control plus qualifying termination) to receive severance benefits and accelerated vesting of equity awards under a change in control.
•At-Will Employment of Executive Officers: All of the Company’s executive officers, including its President and CEO and its CFO, are employed by the Company on an “at will” basis.  The Company does not provide guaranteed annual bonus or equity award rights.  Compensation is reviewed and approved by the Compensation Committee in its sole discretion each year.
•Independent Compensation Committee: The Compensation Committee consists entirely of independent directors who select and utilize an independent outside compensation consultant.
•Independent Compensation Consultant: The Compensation Committee’s independent compensation consultant, Compensia, Inc. (“Compensia”), a national compensation consulting firm, is retained directly by the Compensation Committee and performs no other consulting or other services for the Company.
•Annual Executive Compensation Assessment: Compensia conducts an annual executive compensation assessment with benchmarks developed based on the review of a reasonable set of similar-industry and size/value public companies.

Energy Recovery, Inc. — 2026 Proxy Statement | 47

•Risk Assessment: The Compensation Committee and its independent advisor perform an annual review of the risks related to the Company’s compensation program.
•No Gross-Ups or Excessive Perquisites: The Company does not provide for tax gross-
ups in connection with any “golden parachute” excise taxes.  The Company does not provide excessive benefits or perquisites for its executive officers outside the scope of what the Company provides generally for all employees.
•No Excessive Severance - Change in Control Policy: The Company’s executive officers are not entitled to change in control cash severance payments in excess of one (1)
time their annual base salary plus target bonus.
•No Excessive Severance - Executive Severance Plan: Severance payments to the
Company’s executive officers under the Company’s Severance Plan are limited to six (6) months of an executive’s salary in cases of non-voluntary termination without cause.  The Company does not generally provide severance to executive terminations other than in connection with involuntary terminations without cause.
•Clawback Policy: In July 2023, the Company amended and restated its compensation recovery plan (“clawback”) in compliance with the final Dodd-Frank rules.  Under the amended and restated plan, in the event the Company is required to prepare an accounting restatement, the Company, through the Board, will recover reasonably promptly from any executive officer the amount of erroneously awarded compensation received during the recovery period.
•Standard Retirement Plan Benefits: The Company does not maintain defined benefit pension plans or defined contribution retirement plans for its executive officers other than a 401(k) plan, which provides for broad-based employee participation in the U.S.

Energy Recovery, Inc. — 2026 Proxy Statement | 48

Executive Compensation Process
The Compensation Committee is responsible for establishing and implementing executive compensation policies and programs in a manner consistent with the Company’s compensation objectives and principles.

Roles and Responsibilities in the Executive Compensation Process

✔ Compensation Committee
The Compensation Committee oversees our executive compensation program, approves the MBOs for the Company and our NEOs and
evaluates the results against those targets annually, determines the compensation of our CEO, our Other NEOs, and other executives, and reviews the design and implementation of our annual incentive and equity-based plans.
The Compensation Committee makes its determinations regarding executive compensation based on a variety of factors including the
NEO’s individual performance, peer group data, recommendations from the independent compensation consultant and management.  In determining the compensation package for each of our Other NEOs, the Compensation Committee receives input and recommendations from our CEO and Chief Human Resources Officer.  Executives do not
have a role in determining their own compensation. The CEO does not have a role in determining his own compensation.

✔ Independent Compensation Consultant
The Compensation Committee retains Compensia as its independent compensation consultant to assist in the execution of the
Compensation Committee’s duties. Compensia provides the
Compensation Committee data analysis, guidance and
recommendations on executive compensation levels relative to our peers, market trends in incentive plan design, risk and reward analysis of executive compensation plans and other compensation practices and policies.

✔ CEO
Our CEO makes compensation recommendations to the
Compensation Committee for all executive officers, including our
Other NEOs.  Our CEO evaluates the performance of the executive officers and considers their responsibilities as well as the compensation analysis provided by Compensia.

✔ Other Members of Management
The Chief Human Resources Officer provides analysis regarding competitive practices and pay ranges, compensation programs, equity awards and benefit plans.  The Chief Human Resources Officer and
Chief Legal Officer attend non-executive sessions of the Compensation
Committee to provide additional perspective and expertise.

Compensation Committee and Board of Directors
Historically, the Compensation Committee has determined annual compensation and granted annual equity awards at one or more meetings held during the first quarter of the year.
In addition, at various meetings throughout the year, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy and new market and regulatory trends, plans or approaches to compensation in the industries relevant to the Company business and labor market.

Energy Recovery, Inc. — 2026 Proxy Statement | 49

Role of Executive Officers
The Compensation Committee meets regularly in executive meetings.  The Company’s
President and CEO and Chief Human Resources Officer work together to design and develop compensation programs for the Compensation Committee’s consideration, and ultimate approval, recommend changes to existing compensation programs, recommend performance targets to be achieved under those programs and implement the decisions of the
Compensation Committee.  These individuals also provide information to the Company’s independent compensation consultant so that it can perform its duties for the Compensation
Committee.
At the beginning of each year, the Company’s President and CEO provides recommendations to the Compensation Committee on the compensation levels of the
Company’s Other NEOs, as well as his review of each Other NEO’s performance and contributions during the previous year.  The Company’s President and CEO does not make any recommendations to the Compensation Committee with respect to his compensation levels.
When appropriate, members of the Company’s management team, including the Company’s
President and CEO and Chief Human Resources Officer, attend portions of the Compensation
Committee meetings to provide information and answer questions.  No NEO voted in the final determinations regarding the structure or amount of any component of their compensation package.
The Compensation Committee is responsible for making final decisions on compensation for the Company’s executive officers.  For all executive officers, as part of its deliberations, the
Compensation Committee may review and consider, as appropriate, one or more of the following: (i) analysis of the Company’s historical executive compensation levels and current company-wide compensation levels, (ii) trends in compensation paid to similarly situated executives at the Company’s peer companies developed by its compensation consultant, (iii) an executive officer’s tenure, past performance and expected contribution to future results,
(iv) criticality of the executive position (both on an absolute basis and relative to other roles within the organization) and (v) the Company’s President and CEO’s recommendations based on his direct knowledge of each executive officer’s performance and contributions during the previous year as well as expected contributions in the coming year.

Energy Recovery, Inc. — 2026 Proxy Statement | 50

The Compensation Committee has not established any formal policies or guidelines for allocating compensation between current and long-term incentive compensation, or between cash and non-cash compensation.  The Compensation Committee considers relevant market data, such as the compensation practices of the Company’s peer group discussed below under
“Competitive Positioning,” as well as key qualitative factors when determining each executive’s recommended pay level.  In general, however, the Compensation Committee emphasizes equity compensation over cash compensation to promote long-term thinking, strategy and growth.  In determining the amount and mix of compensation elements and whether each element provides the correct incentives and rewards for performance consistent with the
Company’s short and long-term goals and objectives, the Compensation Committee relies on its judgment about each individual rather than adopting a formulaic approach to compensatory decisions.
Independent Compensation Consultant for Compensation Committee
The Compensation Committee has the authority under its charter to engage the services of outside advisors, experts and others to assist it.  Accordingly, the Compensation Committee retained Compensia to advise on matters related to the compensation of its executive officers, including the Company’s President and CEO, and the Board.  For 2025, Compensia advised the
Compensation Committee on best practices to attract, retain and incentivize the Company’s executives, assisted in the design of the Company’s compensation plan, and derived the peer group and resulting compensation benchmark data against which the Company’s overall compensation structure and levels are compared.
Based on the consideration of the various factors as set forth in the rules of the SEC and the listing standards of NASDAQ, the Compensation Committee has determined that its relationship with Compensia and the work of Compensia on behalf of the Compensation
Committee have not raised any conflict of interest.
Consideration of “Say on Pay” Results
The Company conducted an advisory vote on executive compensation at the 2025 Annual
Meeting.  Although this vote was not binding on the Board or the Company, the Company believes that it is important for its stockholders to have an opportunity to express their views regarding the Company’s executive compensation as disclosed in the Proxy Statement.  The
Board and the Compensation Committee value stockholders’ opinions, and, to the extent there is any significant vote against the compensation of the Company’s NEOs, the Compensation
Committee will evaluate whether any additional actions including potential changes to pay levels or structures are warranted.

Energy Recovery, Inc. — 2026 Proxy Statement | 51

At the 2025 Annual Meeting, the Company received strong stockholder support for its
“say on pay” proposal as 86.1% of the votes cast voted in favor of the “say on pay” proposal.
The Company believes these results continue to demonstrate that its stockholders are aligned with the Company’s approach to executive compensation.  However, the Company continues to engage with key large stockholders to discuss in detail its overall compensation philosophy among other matters, through 1-on-1 investor meetings, participation in investor (non-deal)
road shows, investor conferences, quarterly earnings calls and other channels of communication.  These meaningful dialogues with the Company’s stockholders are regularly shared with the Board.  As in past years, the Company’s stockholders continue to be largely supportive of the Company’s effort of rewarding and retaining its key personnel.  As a result, for
2025, the Compensation Committee decided to retain the core components of the Company’s executive compensation program and apply the same general principles and philosophy as in the prior fiscal year with respect to its executive compensation decisions, with the addition of performance-based equity awards. The Company continues to evaluate and strengthen the governance of its compensation programs.  The Company will continue to evolve its compensation process and look for ways to enhance the Company’s ability to attract, retain, and motivate the talent it needs to achieve or exceed the Company’s corporate objectives for
2026 and beyond.
The Company intends to continue to monitor stockholder feedback and expand its efforts to obtain feedback from the Company’s stockholders.  The Company’s goal in soliciting feedback is to (1) better understand the Company’s stockholders’ views on executive compensation, (2) be responsive to the Company’s stockholders’ views expressed in a say on pay vote and (3) understand whether potential changes to the Company’s compensation programs and governance policies would address concerns expressed by the Company’s stockholders.  The Company intends to hold a “say on pay” advisory vote at each annual meeting.
Competitive Positioning
In 2025, the Compensation Committee formally reviewed competitive market compensation data and directed Compensia to develop a peer group of companies against which the Company’s overall compensation may be compared.  While the Company has historically believed that it has a unique footprint that makes such comparisons extremely difficult, based on the advice of the Company’s advisors, the Company attempts to find meaningful comparisons and periodically test and adjust such peers to better reflect its relative position.  The Company updated its list of peers that were used for the Company’s 2025 compensation decisions utilizing a process similar to past years.  The Company’s peer group consists of companies in industrial machinery, clean technology, energy, and broader technology and health care equipment industries that are comparable to the Company in terms of revenue, market capitalization, headcount and location, where possible. The Company’s peers were relatively similar to the Company in terms of revenue and market cap and had median revenue of approximately $193 million and a median market cap of approximately $840 million at the time of the Company’s fiscal 2025 executive officer compensation assessment.

Energy Recovery, Inc. — 2026 Proxy Statement | 52

As part of this process, the following peer group companies were identified and used by
Compensia in its 2025 compensation assessment that was relied upon by the Compensation
Committee for its 2025 executive pay decision-making:

ACM Research, Inc.	Aspen Aerogels, Inc.	Middlesex Water Company

Aehr Test Systems	Ballard Power System, Inc.	nLIGHT, Inc.

Alphatec Holdings, Inc.	CEVA, Inc.	Omega Flex, Inc.

Altus Power, Inc.	Graham	PROCEPT BioRobotics Corp.

Ambarella	Helios Technologies, Inc.	Thermon Group Holdings

American Superconductor	Mesa Laboratories, Inc.	TransMedics Group

Base Salaries of Named Executive Officers
Base salaries are designed to provide the Company’s executives with a stable source of income commensurate with their responsibility, experience and performance.  The
Compensation Committee begins with an analysis of base pay relative to the market and the
Company’s peer group.  The Compensation Committee makes adjustments based on variables such as pay parity relative to other executive officers, experience and internal accountability and does not target any particular percentile or pay ranking.  The Compensation Committee reviews base salaries annually and solicits input from the Company’s President and CEO for non-CEO base salaries.  The President and CEO does not provide any input or recommendations with respect to his own base salary.  The following table describes the annualized base salary as of December 31, 2025 and the percentage increase from the prior year.  Increases for the NEOs’
base salaries were largely to reward performance and address gaps to the market median, reflecting increased tenure in their respective roles.

Named Executive Officer	2024 Base Salary	2025 Base Salary (1)	Percent Increase from 2024 (2)
		($)	(%)

David W. Moon	570,000	620,000	9

Michael S. Mancini	400,000	400,000	—

Rodney Clemente	390,000	400,000	3

Natarajan Ramanan (3)	N/A	350,000	—

William W. Yeung	374,000	394,000	5

(1)Annualized salary as of December 31, 2025.
(2)Increase relative to salary as of December 31, 2024.
(3)Mr. Ramanan was hired as the Company’s Chief Technology Officer on March 3, 2025 and Mr. Ramanan’s 2025
actual salary was prorated for the service period from March 3, 2025 through December 31, 2025.

Energy Recovery, Inc. — 2026 Proxy Statement | 53

Annual Cash Incentive Compensation
The Company’s Annual Incentive Plan (“AIP”), is a cash incentive plan designed to encourage the performance and retention of eligible employees in recognition of individual achievement that contributes to the Company’s strategic and financial success.
The AIP is intended to incentivize short-term performance consistent with the Company’s strategy and the achievement of key financial metrics.  Payments under the AIP to the
Company’s NEOs are based on a formula that takes into account both the level of achievement of the Company’s performance goals for the year and the level of achievement of individual performance objectives.  For 2025, each NEO’s bonus determination under the AIP was determined based on the following formula:

Base Salary	x	NEO Target Bonus Percentage
CEO and Corporate MBOs
For 2025, the Board enumerated four key objectives (“MBOs”) for the Company’s
President and CEO, which are set forth in the table below.  In addition, the Board approved a sliding scale to measure all four financial performance MBOs.  The Financial Performance MBO
– revenue target – was measured on a sliding scale from 0% for less than 95% achievement of the target to up to 150% for 105% or greater achievement of the target.  The Financial
Performance MBO – adjusted EBITDA – was measured on a sliding scale from 0% for less than
85% achievement of the target to up to 150% for 115% or greater achievement of the target.
The Financial Performance MBO – Wastewater revenue target – was measured on a sliding scale from 0% for less than 90% achievement of the target to up to 150% for 110% or greater achievement of the target. The Financial Performance MBO – CO2 revenue target – was measured on a sliding scale from 0% for less than 80% achievement of the target to up to 150%
for 120% or greater achievement of the target.  Adjusted EBITDA is a non-GAAP financial measure that the Company defines as net income (loss) which excludes i) depreciation and amortization; ii) stock-based compensation; iii) executive transition costs; iv) restructuring charges; v) impairment of long-lived assets; vi) other income, net, such as interest income and other nonoperating income (expense), net; and vii) provision for (benefit from) income taxes.

		Minimum Threshold	Target	Maximum Threshold and Above
		(%)	(%)	(%)
1 –	Financial Performance — revenue target.	95	100	105
2 –	Financial Performance — adjusted EBITDA.	85	100	115
3 –	Financial Performance – Wastewater revenue target.	90	100	110
4 –	Financial Performance – CO2 revenue target.	80	100	120

Energy Recovery, Inc. — 2026 Proxy Statement | 54

Other NEO MBOs
The MBOs of the Company’s other executives largely mirrored those of the CEO, with the exception of Mr. Clemente.  Mr. Clemente was assigned Financial Performance objectives 1 and
2 and a third financial performance objective,  Financial Performance MBO – Desalination revenue target.  This third MBO was measured on a sliding scale from 0% for less than 96%
achievement of the target to up to 150% for 104% or greater achievement of the target.  This exception was a result of the CEO’s determination of the activities that were most critical to the
Company’s future growth.

		Minimum Threshold	Target	Maximum Threshold and Above
		(%)	(%)	(%)
1 –	Financial Performance — revenue target.	95	100	105
2 –	Financial Performance — adjusted EBITDA.	85	100	115
3 -	Financial Performance – Desalination revenue target.	96	100	104

Energy Recovery, Inc. — 2026 Proxy Statement | 55

Approved Annual Incentive Plan Levels
The Compensation Committee met in February 2026 to consider the 2025 performance of each NEO as compared to their respective MBOs and approved the AIP allocation levels for each NEO, as set forth in the table below.  The attainment percentage for each MBO was below the minimum threshold for such MBO, resulting in zero AIP for each of the NEOs.  Importantly, the Compensation Committee did not apply any upward discretion with respect to Annual
Incentive Plan bonus payouts to any NEO.

	Financial Performance Target		Total Waste Water Revenue			Total Attainment
	Total Revenue	Adjusted EBITDA		Total CO2 Revenue	Total Desalination Revenue (1)
	(%)	(%)	(%)	(%)	(%)	(%)

Weighting	35	35	15	15	N/A	100

Achievement

David W. Moon	85	70	53	6	N/A	63
Michael S. Mancini	85	70	53	6	N/A	63

Natarajan Ramanan	85	70	53	6	N/A	63

William W. Yeung	85	70	53	6	N/A	63

Weighting	35	35	N/A	N/A	30	100

Achievement

Rodney Clemente	85	70	N/A	N/A	91	82

(1)Total Desalination Revenue MBO only applies to Mr. Clemente.

	2025 AIP
Named Executive Officer	AIP Target in Percent	AIP Target in $ (1)	MBO Achievement	2025 AIP Paid in 2026
	(%)	($)	(%)	($)

David W. Moon	100	615,833	63	0

Michael S. Mancini	70	280,000	63	0

Rodney Clemente	70	279,417	82	0

Natarajan Ramanan	60	192,500	63	0

William W. Yeung	60	235,400	63	0

(1)Target amount is the 2025 weighted average base salary multiplied by the target percentage.

Energy Recovery, Inc. — 2026 Proxy Statement | 56

Key Contributor Bonus
In 2026, the Compensation Committee granted one-time, non-recurring Key Contributor bonuses to certain executives  in recognition of their respective contributions to the Company in 2025 that were not reflected in the four Company MBOs.  These awards were approved in
February 2026 and are payable in equal installments over a 10 month period.

Named Executive Officer	Key Contributor Bonus
($)

David W. Moon	0

Michael S. Mancini	70,000

Rodney Clemente	70,000

Natarajan Ramanan	0

William W. Yeung	0

The Compensation Committee approved a limited number of these non‑recurring awards to acknowledge specific, measurable actions taken by executives to protect core business operations and reduce the Company’s cost structure during a period of external disruption. The awards were modest in amount, did not alter the design or outcomes of the Company’s annual incentive program, and were not made broadly across the executive team. The Committee believes this targeted and discretionary use of awards was appropriate and aligned with long‑term shareholder interests.
Equity-Based Incentive Compensation
Historically, the Company granted equity-based awards, including stock options and RSUs, to eligible NEOs and other employees pursuant to its 2020 Incentive Plan.  As with other elements, the grant date fair value received through various annual stock-based awards is included in the Company’s annual compensation review process.  The Company periodically collects and reviews competitive data from the peer group that includes data with respect to the annual grant value of these equity incentives for executives comparable to our NEOs at our peer companies.  Individual equity awards are made based on the Company’s assessment of this market data along with several other factors, including such individual's prior performance, overall company contributions, future potential as well as the retentive impact of such individual's unvested equity.
In 2025, the Company granted PSUs and RSUs to executives and other key employees to provide long-term incentives to align management with long-term stockholder interest intended to increase stockholder value.  Further, the Company uses stock options, RSUs and other equity based incentive awards to remain competitive in its efforts to retain and recruit key talent.  The Compensation Committee believes that with management having a stake in the
Company’s long-term success, the likelihood of enhancing stockholder value increases.

Energy Recovery, Inc. — 2026 Proxy Statement | 57

2025 Equity-Based Incentive Awards
Our 2025 long term equity based awards for our named executive officers incorporated both time-based (RSUs) and performance-based (PSUs) awards, with half of the target based value consisting of PSUs and half consisting of RSUs.
2025 RSU Grant
In 2025, RSU grants comprised 50% of the target long-term equity incentive award value granted to NEOs.  The Compensation Committee believes RSUs align executives’ interests with those of stockholders via actual share ownership, and vesting requirements promote retention and continuity in our senior leadership team even in periods of volatile stock price performance.  Additionally, RSUs represent a component of its compensation program that the
Compensation Committee believes is necessary in order to retain the Company’s executive officers and be competitive with compensation packages to executives offered by comparable companies.  In addition, the Company’s 2025 RSU awards vest over four years, reinforcing the long-term focus and the performance dynamic of the Company’s executive compensation program.

Named Executive Officer	RSUs	Value
	(#)	($)

David W. Moon (1)	88,980	1,299,998

Michael S. Mancini (1)	34,223	499,998

Rodney Clemente (1)	34,223	499,998

Natarajan Ramanan (1)	26,455	400,000

William W. Yeung (1)	23,956	349,997

(1)The vesting schedule for the RSU awards granted in January 2025 as part of the Company’s annual equity grant program provides that 25% of the RSU awards vest on the first four anniversaries of the vesting commencement date.

Energy Recovery, Inc. — 2026 Proxy Statement | 58

2025 PSU Grant
In 2025, PSUs comprised 50% of the target long-term incentive award value.  To the extent they are earned based on achievement of performance goals, award will be settled in the Company’s stock.  The PSUs are tied 50% to attainment of a three-year cumulative revenue target and 50% to attainment of a three-year cumulative adjusted EBITDA target.  The performance-based component of the 2025 PSUs will be earned, if at all, following the completion of a three-year performance period ending December 31, 2027. The Compensation
Committee believes that performance-based awards tied to rigorous, strategically aligned and value-driving internal performance metrics helps align to the Company’s pay-for-performance philosophy and properly aligns our named executive officers with the interests of our shareholders.

Named Executive Officer	Target Three Year Revenue	Value	Target Three Year EBITDA	Value
	(#)	($)	(#)	($)

David W. Moon	44,490	649,999	44,490	649,999

Michael S. Mancini	17,112	250,006	17,111	249,992

Rodney Clemente	17,112	250,006	17,111	249,992

Natarajan Ramanan	6,614	100,004	6,613	99,989

William W. Yeung	11,978	174,999	11,978	174,999

The Compensation Committee believes that growth in the Company’s total revenue will drive stockholder value.  Total cumulative revenue will be measured from January 1, 2025 to
December 31, 2027 (the “Performance Period”) and will be the cumulative sum of the
Company’s publicly reported total revenue for each fiscal year in the Performance Period.  At the end of the Performance Period, the Compensation Committee will determine the number of PSUs that will be earned by the NEOs ranging from 0% for performance below the 90% of the target and up to 200% upon achievement of 110% or more of the target.
The Company’s management team is focused on deploying capital efficiently and effectively to drive long-term returns for stockholders.  The cumulative adjusted EBITDA metric is designed to reflect this principle.  Total cumulative adjusted EBITDA will be measured during the Performance period and will be the cumulative sum of the Company’s publicly reported
Non-GAAP Adjusted EBITDA metric for each fiscal year in the Performance Period.  At the end of the Performance Period, the Compensation Committee will determine the number of PSUs that will be earned by the NEOs ranging from 0% for performance below the 80% of the target and up to 200% upon achievement of 120% or more of the target.

Energy Recovery, Inc. — 2026 Proxy Statement | 59

The Compensation Committee determined these grants primarily based on an assessment of: (i) with respect to the President and CEO, the Compensation Committee’s annual review and assessment of the President and CEO’s performance and contributions during the previous year as well as expected contributions in fiscal year 2026, (ii) with respect to the Other NEOs, the
President and CEO’s recommendations tied to his review of each Other NEO’s performance and contributions during the previous year as well as expected contributions in fiscal year 2025,
(iii) the Compensation Committee’s review of each executive officer’s historical equity compensation levels and retention hold at the Company and (iv) the Compensation
Committee’s review of applicable competitive market compensation data (including the
Company’s peer practices) and company-wide compensation levels, including the aggregate equity budget and available share pool for fiscal year 2025.
Benefits
In 2025, the Company’s NEOs were eligible to participate in the Company’s standard benefits programs on the same basis provided to all of the Company’s other U.S. employees, including medical, dental and vision insurance; short- and long-term disability insurance; and
health and dependent care flexible spending accounts.
The Company also maintains a tax-qualified 401(k) plan, which provides for broad-based employee participation in the U.S.  The Company does not provide defined benefit pension plans or defined contribution retirement plans to its NEOs other than the 401(k) plan.
Change in Control Severance Plan
The Energy Recovery, Inc. Change in Control Severance Plan (the “CIC Plan”) is
summarized below under the caption “Change in Control Plan” and the potential payments are summarized below under the caption “Potential Payments under the Change in Control Plan.”
Designed as a retention tool, the CIC Plan protects participating executives from economic harm in the event that their employment is actually or constructively terminated after a change in control of the Company.  Under this “double trigger” approach, participating executives are eligible for severance and other benefits under the CIC Plan if they are terminated without
“Cause” or leave for “Good Reason,” as those terms are defined below, within 18 months after a change in control of the Company.
The Company believes these change of control severance benefits are an essential element of its executive compensation program and assist the Company in recruiting and retaining talented individuals.  By establishing these change in control severance benefits, the
Company believes it can mitigate the distraction and loss of executive officers that may occur in connection with a rumored or actual change in control and protect stockholder interests while a transaction is under consideration or pending.

Energy Recovery, Inc. — 2026 Proxy Statement | 60

Change in Control Plan
Pursuant to the terms of the CIC Plan, on each December 31, the CIC Plan is extended automatically for an additional year unless the Compensation Committee delivers written notice, at least six months prior to the end of each such term, to each participant that the
CIC Plan will not be extended.  As a result, on December 31, 2025, the CIC Plan was automatically extended through December 31, 2026.
The Compensation Committee is authorized by the CIC Plan to designate any full-time employee of the Company as a participant.  The participants include the Company’s executive officers and other designated key employees.
A participant is entitled to severance benefits under the CIC Plan if a change of control occurs and the acquiring company terminates the participant’s employment without cause, or the participant terminates his or her employment with good reason, in either case within
18 months after a change in control (including, but not limited to, an acquisition of a controlling interest in the Company by a third party).  The CIC Plan sets forth definitions of cause, good reason and change in control, which are described in full at the end of this summary.
The severance benefits, conditioned on the participant’s signing a release in favor of the
Company and complying with certain other covenants under the CIC Plan, include the following
(in addition to then earned and unpaid amounts owed less deductions required or permitted by law):

Cash Compensation	•Additional 12 months of base salary upon termination
•100% of participant’s target annual bonus in the year of the occurrence of the change of control

COBRA Benefits	•Company paid coverage following first eligibility limited to the lower of 12 months or re-employment eligibility of a comparable plan with another employer

Equity Compensation	•Immediate vesting of 100% of unvested equity awards upon termination

Other Compensation	•Maximum of $10,000 of reasonable outplacement costs
The CIC Plan also provides that if a change in control occurs and a participant’s equity compensation is not converted, assumed or replaced by a successor entity with an equivalent award, then immediately prior to the change in control, the participant’s equity compensation shall become fully exercisable and vested and all forfeiture restrictions on such equity compensation shall immediately lapse.  In the case of equity compensation, the amount of which is based on the satisfaction of performance criteria, all performance criteria will be deemed satisfied at target.  The conversion, assumption or replacement of an equity award for another equity award of stock that is not publicly traded shall not be considered an equivalent award for purposes of the CIC Plan.

Energy Recovery, Inc. — 2026 Proxy Statement | 61

In no event is the Company obligated to gross up any payment or benefit to a participant to avoid the effects of the “parachute rules” of IRC Sections 280G and 4999.  Benefits to a participant, however, may be reduced if the reduction would result in the participant receiving a greater payment on an after-tax basis due to the application of those sections of the tax law
(such provision, a “better after-tax” provision).  Additionally, payments may be conditioned or delayed as needed to be exempt from or comply with IRC Section 409A relating to “non-
qualified deferred compensation.”
The CIC Plan also obligates the Company to make all payments to a Participant required by applicable law upon employment termination such as earned but unpaid salary and bonus
(without regard to a release or other covenants of the participant in the CIC Plan and subject to deductions required or permitted by applicable law).
Key Defined Terms of the Change in Control Plan
“Cause” means in the context of employment termination:
(i)any act by participant in the course of employment or participant’s performance of any act which, if participant were prosecuted, would constitute a felony;
(ii)participant’s failure to carry out his or her material duties, after not less than thirty (30) days prior written notice of such failure, and which failure is unrelated to an illness or disability of not greater than twelve (12) work weeks;
(iii)participant’s dishonesty towards or fraud upon the Company which is injurious to the
Company;
(iv)participant’s violation of confidentiality obligations to the Company or misappropriation of Company assets; or
(v)participant’s death or disability, as defined in the Company long-term disability plan in which the participant participates, or if the participant does not participate in such a plan, the principal long-term disability plan that covers the Company’s senior-level executives.
“Change in Control” means:
(i)an acquisition of 50% or more of the Company’s outstanding common stock or voting securities of the Company by any person or entity, other than the Company, a
Company employee benefit plan, or a corporation controlled by the Company’s stockholders;

Energy Recovery, Inc. — 2026 Proxy Statement | 62

(ii)changes in the composition of the Board over a rolling twelve-month period, which changes result in less than a majority of the directors consisting of Incumbent
Directors.  “Incumbent Directors” include directors who are or were either
(x) members of the Board as of the effective date, as defined in the CIC Plan or
(y) elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination.
Incumbent Directors do not include any individual not otherwise an Incumbent
Director whose election or nomination resulted from an actual or threatened proxy contest (relating to the election of directors to the Board); or
(iii)consummation of a complete liquidation or dissolution of the Company, or a merger, consolidation, or sale of all or substantially all of the Company’s then existing assets
(collectively, a “Business Combination”) other than a Business Combination: (x) in which the stockholders of the Company immediately prior to the Business
Combination receive 50% or more of the voting stock resulting from the Business
Combination, (y) through which at least a majority of the members of the Board are
Incumbent Directors, and (z) after which no individual, entity, or group (excluding any corporation resulting from the Business Combination or any employee benefit plan of such corporation or of the Company) owns 50% or more of the stock of the corporation resulting from the Business Combination who did not own such stock immediately before the Business Combination.
“Good Reason” means the occurrence of any one or more of the following without the participant’s express written consent:
(i)the termination or material breach of this CIC Plan by the Company;
(ii)the failure by the Company to have any successor, or any assignee of all or substantially all of the Company’s assets, assume this CIC Plan;
(iii)any material diminishment in participant’s title, position, duties, responsibilities, or status other than those in effect immediately prior to the Change in Control (including, in the case of a participant who is the CEO who reports directly to the Board or a participant who is the CFO or General Counsel who reports directly to the CEO immediately prior to the change, if, after such Change in Control, the CEO no longer reports directly to the Board of a public company and the CFO and/or General Counsel no longer report directly to the CEO of a public company), it being understood that in the case of a participant other than the CEO, CFO, or General Counsel, a participant’s reporting to a business unit head instead of to the CEO will not constitute a material diminishment if the participant’s duties and responsibilities otherwise remain substantially the same;
(iv)any material reduction in, limitation of, or failure to pay or provide any compensation provided to the participant under any agreement or understanding between the participant and the Company, pursuant to the Company’s policies and past practices, as of the date immediately prior to the Change in Control;

Energy Recovery, Inc. — 2026 Proxy Statement | 63

(v)any material reduction in the participant’s annual base salary or target bonus opportunity from the amounts in effect immediately prior to the Change in Control; or
(vi)any change in the participant’s place of employment that increases participant’s commuting distance by more than thirty (30) miles over his or her commuting distance immediately prior to the Change in Control.
Good Reason will only be deemed to exist if the participant provides notice of the condition(s) constituting Good Reason within thirty (30) days of the existence of the condition and gives the Company thirty (30) days from its receipt of such notice to remedy the condition.
If the condition is remedied, Good Reason will not be deemed to exist.
The benefits provided in the CIC Plan are summarized in the table below, and the amounts shown assume hypothetically that each applicable termination or event was effective as of
December 31, 2025.  The actual amounts that will be paid can only be determined at the time of the termination or other applicable event.
The table below does not include payments that are generally required by applicable law for all salaried employees (notwithstanding that these requirements are referred to in the applicable arrangement) such as payment of accrued but unpaid wages and unused vacation or rights to previously incurred business expense reimbursement.  The amounts set forth below do not take into account the “better after-tax” provision or reflect taxes, tax withholding, or other deductions required by law and may be subject to reduction or delay in payment in accordance with the specific provisions of the applicable arrangement or law.

Energy Recovery, Inc. — 2026 Proxy Statement | 64

Potential Payments under the Change in Control Plan
The payments summarized below are triggered if a change of control, as defined in the
CIC Plan, occurs on December 31, 2025, and the acquiring company terminates the participant’s employment without cause, or the participant terminates his/her employment with good reason, in either case within 18 months after a change in control (including, but not limited to, an acquisition of a controlling interest in the Company by a third party).  The amounts described below do not take into account the “better after-tax” provision or applicable taxes.

Named Executive Officer	Lump-Sum Payment (1)	Vesting of all Unvested Equity Compensation Awards (2)	COBRA Benefits for up to 12 Months (Medical, Dental and Vision Benefits) (3)	Maximum Outplacement Services Reimbursement
	($)	($)	($)	($)

David W. Moon	1,240,000	3,214,586	—	10,000

Michael S. Mancini	680,000	923,337	48,918	10,000

Rodney Clemente	680,000	1,820,978	34,600	10,000

Natarajan Ramanan (5)	560,000	535,310	26,006	10,000

William W. Yeung	630,400	1,196,499	48,918	10,000

(1)These amounts consist of twelve months’ base pay and 100% of the target annual bonus.
(2)The CIC Plan further provides that all unvested equity compensation, including time and performance vesting awards, held by a participant will vest and become exercisable immediately prior to a Change in Control
(whether or not the participant’s employment is terminated) if a Change of Control occurs and (i) the
Company’s shares are no longer publicly traded or (ii) if a publicly-traded company acquires the Company, but does not replace unvested Company awards with defined equivalent equity compensation applicable to the acquiring company’s stock.  For this purpose, all performance criteria, if any, underlying unvested awards are deemed to be satisfied at 100% of target.  The amount in this column for vesting of equity compensation awards assumes hypothetically that each applicable trigger under the CIC Plan occurred on December 31,
2025, and in the case of vesting RSUs is based on the closing price of the Company’s common stock of $13.49 on December 31, 2025 and in the case of vesting option awards is based on $13.49 minus the exercise price of the applicable option.
(3)COBRA amounts are based on NEO participation at December 31, 2025, and are estimated based on medical, dental and vision amounts paid by Company on behalf of the Named Executive and amounts paid by the
Named Executive.

Energy Recovery, Inc. — 2026 Proxy Statement | 65

Severance and Termination Plan
The Energy Recovery, Inc. Severance Plan (the “Severance Plan”) was approved and adopted by the Board in February 2021 for the benefit of certain key members of management and other senior employees, including each of the NEOs.
Designed as a retention tool, the Severance Plan is designed to protect participating executives from economic harm in the event of a Qualifying Termination (as defined in the
Severance Plan).  The Company believes these severance benefits are an essential element of its executive compensation program and assist the Company in recruiting and retaining talented individuals.  The Severance Plan is summarized below under the caption “Severance
Benefits” and the potential payments are summarized below under the caption “Potential
Payments under the Severance Plan.”
Severance Benefits
The Severance Plan sets forth severance benefits in the event of a Qualifying Termination, which includes all payments required by applicable law, including all earned and unpaid salary, all earned but unpaid and undeferred bonus attributable to the year that ends immediately before the year in which the termination occurs and other benefits under applicable benefit plans to which the employee was entitled upon such termination.  In addition, the Severance
Plan includes the following benefits.

Cash Compensation	•Additional 6 months of base salary upon termination

COBRA Benefits	•Company paid coverage following first eligibility limited to the lower of 6 months or re-employment eligibility of a comparable plan with another employer

Equity Compensation	•Immediate vesting of 25% of unvested equity awards upon termination
•Extension of post-termination exercise period of vested stock options from 3 months to 6 months
In the case of unvested equity compensation where the amount payable is based on the satisfaction of performance criteria, the amount of unvested equity will be determined by deeming all performance criteria satisfied at 100% target; to the extent the equity compensation is subject to the IRC Section 409A, the vesting acceleration of the equity compensation shall not cause any distribution or payment under the equity compensation to be made before the earliest date it may be made without violating the IRC Section 409A.

Energy Recovery, Inc. — 2026 Proxy Statement | 66

The severance benefits are contingent upon the employee meeting certain eligibility requirements, including delivering to the Company a general release.  Because it may be difficult for the Company’s executive officers to find comparable employment following a termination without cause, these severance benefits are intended to ease the consequences to an executive officer of an unexpected termination of employment.  The Company also believes that having such arrangements in place can help the Company attract and retain key employees in a marketplace where these types of arrangements are commonly offered by its peer companies.
Key Defined Terms of the Severance Plan
“Qualifying Termination” means an (i) involuntary termination without “Cause” as defined in the CIC Plan, as amended and in effect at the time of the Eligible Employee’s termination and
(ii) Eligible Employee is not terminated for a “Non-Qualifying Reason,” each as determined by the Plan Administrator in its sole discretion.  For clarity, a “Qualifying Termination” shall include the situation where the Eligible Employee is notified of an involuntary termination without
“Cause” as defined in the CIC Plan, as amended and in effect at the time of their termination, and which is not for a “Non-Qualifying Reason,” followed by an agreement between the Eligible
Employee and the Employer to have the employee voluntarily resign their employment with
Employer.  In order for an involuntary termination to qualify, the termination of employment must occur with respect to employment with all entities in the Plan Sponsor’s controlled group as determined under the rules of IRC Section 414, as modified by IRC Section 409A.
“Non-Qualifying Reason” means either (i) the Eligible Employee voluntarily terminates their employment for whatever reason (except when such voluntary termination of employment is based on an agreement with Employer following notice by Employer to the
Eligible Employee of a “Qualifying Termination”); or (ii) the Eligible Employee separates from
Employer for whatever reason, and (a) Eligible Employee accepts any position with Employer that begins prior to the effective date of their employment termination with Employer, or (b) a comparable position with Employer is offered to the Eligible Employee prior to the effective date of their employment termination with Employer.  For comparison of internal positions, a comparable position is a position determined by the Plan Administrator as having the same or higher base salary or which is paid no more than 15% lower in base salary than the employee’s terminated position.

Energy Recovery, Inc. — 2026 Proxy Statement | 67

Potential Payments under the Severance Plan
The payments summarized below are triggered if a termination, as defined in the
Severance Plan, occurs on December 31, 2025.  The amounts described below do not take into account the “better after-tax” provision or applicable taxes.

Named Executive Officer	Lump-Sum Payment (1)	Vesting of 25% of all Unvested Equity Compensation Awards (2)	COBRA Benefits for up to 6 Months (Medical, Dental and Vision Benefits) (3)
	($)	($)	($)

David W. Moon	310,000	803,647	—

Michael S. Mancini	200,000	230,834	24,459

Rodney Clemente	200,000	455,245	17,300

Natarajan Ramanan (5)	175,000	133,828	13,003

William W. Yeung	197,000	299,125	24,459

(1)These amounts consist of six months’ base pay.
(2)The Severance Plan further provides that 25% of all unvested equity compensation, including time and performance vesting awards, held by a participant will vest and become exercisable immediately prior to termination.  The amount in this column for vesting of equity compensation awards assumes hypothetically that each applicable trigger under the Severance Plan occurred on December 31, 2025, and in the case of vesting RSUs is based on the closing price of the Company’s common stock of $13.49 on December 31, 2025 and in the case of vesting option awards is based on $13.49 minus the exercise price of the applicable option.
(3)COBRA amounts are based on each NEO’s participation at December 31, 2025, and are estimated based on medical, dental and vision amounts paid by the Company on behalf of the NEO and amounts paid by the NEO.
Compensation Policies and Practices as They Relate to Risk
Management
The Compensation Committee has reviewed the Company’s compensation programs for its employees and believes that the Company’s compensation programs are structured in a manner that does not create risks that are reasonably likely to have a material adverse effect on the Company.  The Compensation Committee considered, among other factors, the allocation of compensation among annual base salary, AIP and long-term equity awards.

Energy Recovery, Inc. — 2026 Proxy Statement | 68

REPORT OF THE COMPENSATION COMMITTEE
This report is not deemed to be soliciting material filed with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed with the SEC.
The Compensation Committee reviewed and discussed the Compensation Discussion and
Analysis (“CD&A”) set forth above with the Company’s management.  Based on the review and discussions, the Compensation Committee recommended to the Company’s Board of Directors that the CD&A be included in this Proxy Statement.
MEMBERS OF THE COMPENSATION COMMITTEE

Chair of the Compensation Committee	Committee Members

Joan K. Chow	Alexander J. Buehler	Colin R. Sabol	Pamela L. Tondreau

Energy Recovery, Inc. — 2026 Proxy Statement | 69

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of the Company’s common stock as of April 6, 2026 for (i) each person or group of affiliated persons who is known by the Company to beneficially own more than 5% of the Company’s common stock, (ii) each of the Company’s directors, (iii) each of the Company’s officers appearing in the “Summary Compensation Table” on Page 71 and (iv) all directors and executive officers as a group.
The Company has determined beneficial ownership in accordance with the rules of the
SEC and the information is not necessarily indicative of beneficial ownership for any other purpose.  Unless otherwise indicated below, to the Company’s knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws where applicable.  To the Company’s knowledge, no person or entity except as set forth below, is the beneficial owner of more than 5% of the voting power of the Company’s common stock as of the close of business on April 6, 2026.  The address of each executive officer and director is c/o Energy
Recovery, Inc., 1717 Doolittle Drive, San Leandro, CA 94577.

Stockholders Holding more than 5% of Common Stock	Shares Beneficially Owned (1)	Percent of Class (2)
	(#)	(%)

Ameriprise Financial, Inc. (3)	5,258,831	10.1
145 Ameriprise Financial Center Minneapolis, MN 55474

Amundi (4)	2,852,138	5.5
91-93 Boulevard Pasteur 75015 Paris, France

BlackRock, Inc. (5)	4,875,598	9.4
50 Hudson Yards New York, NY 10001

Directors, Named Executive Officers, and Current Group	Number of Shares Owned Directly and Indirectly	Number of Shares Exercisable or Vested within 60 days after April 6, 2026	Total Shares Beneficially Owned (1)	Percent of Class (2)
	(#)	(#)	(#)	(%)

Arve Hanstveit (6)	530,471	64,687	595,158	1.1

William W. Yeung (7)	24,818	130,298	155,116	0.3

David W. Moon (8)	38,893	105,508	144,401	0.3

Alexander J. Buehler	54,290	80,014	134,304	0.3

Rodney Clemente	—	70,911	70,911	0.1

Energy Recovery, Inc. — 2026 Proxy Statement | 70

Directors, Named Executive Officers, and Current Group	Number of Shares Owned Directly and Indirectly	Number of Shares Exercisable or Vested within 60 days after April 6, 2026	Total Shares Beneficially Owned (1)	Percent of Class (2)

Pamela L. Tondreau	41,043	28,964	70,007	0.1

Michael S. Mancini	—	95,550	95,550	0.2

Joan K. Chow (9)	23,484	—	23,484	*

Colin R. Sabol	17,359	—	17,359	*

Natarajan Ramanan	—	17,611	17,611	*

All named executive officers and directors as a group (10 persons)	730,358	593,543	1,323,901	2.5

*Less than 0.1%
(1)Beneficial ownership is determined in accordance with the rules of the SEC.  In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options and warrants held by that person that are currently exercisable, or exercisable within
60 days after April 6, 2026, are deemed outstanding.  Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person.
(2)Percent of class is based on the number of shares of the Company’s common stock outstanding as of April 6,
2026, the Record Date, which were 52,001,859 shares.
(3)Based on a Schedule 13G filed by Ameriprise Financial, Inc. with the SEC on April 8, 2026, which reported
5,258,831 shares beneficially owned.  The stockholder has shared voting power over 5,258,831 shares and shared investment power over 5,258,831 shares.
(4)Based on a Schedule 13G filed by Amundi with the SEC on February 24, 2026, which reported 2,852,138 shares beneficially owned.  The stockholder has shared voting power over 1,868,087 shares and shared investment power over 2,852,138 shares.
(5)Based on a Schedule 13G filed by BlackRock, Inc. with the SEC on January 25, 2024, which reported 4,875,598 shares beneficially owned.
(6)Includes 60,000 shares of common stock held in the Natasha Hanstveit Irrevocable Trust and 60,000 shares of common stock held in the Sophie Hanstveit Irrevocable Trust. Mr. Hanstveit, under each trust, is the sole trustee and exercises sole voting and investment power.  Of the shares beneficially owned by Mr. Hanstveit,
384,928 shares are held in brokerage accounts pursuant to which they may serve as security for margin loans.
(7)Includes 5,568 shares of the Company’s common stock held by Mr. Yeung’s spouse.
(8)Includes 36,950 shares of the Company’s common stock held in joint with Mr. Moon’s spouse.
(9)Includes 1,500 shares of the Company’s common stock held in joint with Ms. Chow’s spouse.

Energy Recovery, Inc. — 2026 Proxy Statement | 71

Summary Compensation Table
The table below summarizes certain compensation information with respect to the
Company’s NEOs for the applicable fiscal years ending December 31, 2025, 2024 and 2023.

Named Executive Officer		Year	Salary	Stock Award (1)	Option Award (2)	Non-Equity Incentive Compensation (3)	All Other Compensation (4)	Total
			($)	($)	($)	($)	($)	($)

David W. Moon	(5)	2025	614,231	2,599,996	—	—	7,920	3,222,147
President and Chief Executive Officer	(5)	2024	568,385	1,299,991	1,299,995	338,542	238,725	3,745,638

Michael S. Mancini	(6)	2025	400,000	999,996	—	70,000	60,912	1,530,908
Chief Financial Officer		2024	146,154	—	1,499,995	86,681	17,578	1,750,408

Rodney Clemente		2025	398,846	999,996	—	70,000	51,040	1,519,882
Senior Vice President, Water		2024	372,739	1,129,988	—	201,886	19,065	1,723,678
	(7)	2023	352,608	1,281,286	—	192,173	19,067	1,845,133

Natarajan Ramanan		2025	275,962	599,992	434,010	—	38,511	1,348,475
Chief Technology Officer

William W. Yeung		2025	391,692	699,994	—	—	68,029	1,159,715
Chief Legal Officer		2024	352,577	638,999	—	188,550	26,863	1,206,989
		2023	332,732	659,389	—	177,135	26,413	1,195,669

(1)The amounts in the “Stock Award” column set forth the grant date fair value of RSU awards as calculated in accordance with ASC 718 without regard to estimated forfeitures.  The grant date fair value of each award is measured based on the closing price of the Company’s common stock on the date of grant, unless there is no closing price on the date of grant, in which case it is based on the closing price on the trading day last preceding the date of grant.  Stock awards unless noted below, generally represent annual restricted stock units awarded under the Company’s long-term incentive program.
(2)The amounts in the “Option Award” column set forth the grant date fair value of stock options granted in the years indicated as calculated in accordance with ASC 718 without regard to estimated forfeitures.  The methodology and assumptions used to calculate the grant date fair value are discussed in Note 12 of the Notes to Consolidated Financial Statements included in the Company’s 2025 Annual Report on Form 10-K filed on
February 26, 2026.  Option awards unless noted below, generally represent annual stock options awarded under the Company’s long-term incentive program.
(3)Non-Equity Incentive Plan Compensation is also referred to as cash incentive bonuses.  The amounts for each year shown were paid to the employee in the following year (e.g., 2025 non-equity incentives were earned in
2025 and paid to the employee in 2026).

Energy Recovery, Inc. — 2026 Proxy Statement | 72

(4)“All Other Compensation” includes the following components:

Named Executive Officer	Year	Insurance Premiums	401(k) Match	Other (a)	Total
		($)	($)	($)	($)

David W. Moon	2025	7,920	—	—	7,920
	2024	8,230	5,237	225,258	238,725
	2023	442	—	176	618

Michael S. Mancini	2025	53,612	7,300		60,912
	2024	367	1,385	673	2,425

Rodney Clemente	2025	40,540	10,500	—	51,040
	2024	8,715	10,350	—	19,065
	2023	8,565	9,900	601	19,067

Natarajan Ramanan	2025	30,232	8,279	—	38,511
	2024
	2023

William W. Yeung	2025	57,529	10,500	—	68,029
	2024	16,513	10,350	—	26,863
	2023	16,513	9,900	—	26,413

(a)Other than noted below, Other Compensation in fiscal year 2025, 2024 and 2023 includes cash value of certain gifts awarded.
(5)On October 23, 2023, Mr. Moon was appointed as Interim President and CEO.  The annual base salary for
Mr. Moon represents the number of months of service for the period beginning on October 23, 2023 through
December 31, 2023.  In addition to the annual base salary, Mr. Moon was granted RSUs valued at $1,299,998 in October 2023.  In January 2024, Mr. Moon was appointed as President and CEO.
(6)Mr. Mancini became the Company’s CFO effective August 5, 2024.  Mr. Mancini’s salary for 2024 represents the amount paid from August 5, 2024 through December 31, 2024.  In addition to his annual base salary,
Mr. Mancini was granted option awards valued at $1,499,995 in August 2024.
(7)In addition to the 2023 annual equity incentive award of $881,300, Mr. Clemente was granted additional RSUs valued at $399,986 in October 2023.  In addition to the 2022 annual equity incentive award of $349,991,
Mr. Clemente was granted additional RSUs valued at $149,993 in March 2022.

Energy Recovery, Inc. — 2026 Proxy Statement | 73

Pay Versus Performance
The follow table provides a description of (a) the relationship between executive compensation actually paid (“CAP”) to the Company’s NEOs including the Company’s principal executive officer (“PEO”) and the Company’s cumulative total shareholder return (“TSR”) and
(b) the TSR relationship between the Company and the peer group and (c) the Company’s net income and operating income over each of the five most recently completed fiscal years.  The
Compensation Committee makes executive compensation decisions independent of SEC disclosure requirements.  For a discussion of the Company’s decision making process, please see “Compensation Discussion and Analysis” above.

Year	Principal Executive Officer (1)		Other Named Executive Officers (2)		Value of Initial Fixed $100 Investment Based On:		Net Income	Operating Income
	Summary Compensation Table	Compensation Actually Paid (3)	Summary Compensation Table	Compensation Actually Paid (4)	Total Shareholder Return (5)	Peer Group Total Shareholder Return (6)

	($)	($)	($)	($)	($)	($)	($)	($)
	(In thousands, except value of initial fixed investment which are presented in whole dollars)
2025	3,222	2,833	1,390	1,200	98.90	164.80	22,962	23,889
2024	3,746	3,152	1,295	955	150.15	215.97	23,050	19,724
2023	2,159	1,886	1,519	1,289	192.44	177.93	21,504	19,050
2022	2,033	2,123	1,008	1,004	209.30	136.03	24,049	24,829
2021	2,007	4,671	859	1,736	219.51	161.44	14,269	13,831
(1)Includes the compensation actually paid (“CAP”) of all PEOs (current and previous).  For fiscal year 2023, the
Company’s PEOs were Messrs. Moon and Mao.  Mr. Moon was Interim President and CEO for October 23,
2023 through December 31, 2023 and Mr. Mao was President and CEO from January 1, 2023 through
October 23, 2023; salary compensation and equity awards granted related to their Board memberships have been excluded from the above table.  For fiscal years 2021 through 2022, Mr. Mao was the Company’s only
PEO.
(2)Includes average CAP of all NEOs (current and previous) excluding the Company’s PEO.  The following table details the individual NEOs that were included in the respective annual calculation.

NEOs	2025	2024	2023	2022	2021
Joshua Ballard (a)		✓	✓	✓	✓

Rodney Clemente	✓	✓	✓	✓	✓

Farshad Ghasripoor (b)		✓	✓	✓	✓

Michael Mancini (c)	✓	✓

Natarajan Ramanan (d)	✓

William Yeung	✓	✓	✓	✓	✓

(a)Mr. Ballard left the Company on June 30, 2024.
(b)Dr. Ghasripoor left the Company on March 14, 2025.

Energy Recovery, Inc. — 2026 Proxy Statement | 74

(c)Mr. Mancini became the Company’s CFO effective August 5, 2024.
(d)Mr. Ramanan became the Company’s CTO effective March 3, 2025.
(3)In accordance with SEC rules, the following adjustments were made to determine the CAP on the Company’s
PEOs during fiscal years 2021 through 2025, which consist solely of adjustments to the PEOs’ equity awards.  In
2023, since Mr. Mao remained on the Board through the 2024 Annual Meeting and continued to provide service to the Company, the change in fair value of his outstanding awards are based on the Company’s share value as of December 31, 2023.

Energy Recovery, Inc. — 2026 Proxy Statement | 75

		Deductions	Adjustments
Year	Summary Compensation Table	Stock Awards Granted in the Year	Fair Value of Equity Awards Granted in the Year and Unvested at Year End	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Total Adjustments from Amounts Presented in the Summary Compensation Table *	Total Compensation *
	($)	($)	($)	($)	($)	($)	($)
	(In thousands)
2025	3,222	(2,600)	2,401	(210)	21	(389)	2,833
2024	3,746	(2,600)	2,030	—	(24)	(594)	3,152
2023	2,159	(1,579)	1,167	(251)	390	(273)	1,886
2022	2,033	(1,000)	1,218	(101)	(28)	89	2,123
2021	2,007	(1,001)	2,161	978	525	2,664	4,671
*Amounts may not total due to rounding.
(4)In accordance with SEC rules, the following adjustments were made to determine the CAP on average to the
Company’s non-PEO NEOs during fiscal years 2021 through 2025, which consist solely of adjustments to the non-PEO NEOs’ equity awards.

		Deductions	Adjustments
Year	Summary Compensation Table	Stock Awards Granted in the Year	Fair Value of Equity Awards Granted in the Year and Unvested at Year End	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Total Adjustments from Amounts Presented in the Summary Compensation Table *	Total Compensation *
	($)	($)	($)	($)	($)	($)	($)	($)
	(In thousands)
2025	1,390	(933)	838	(85)	(9)	—	(189)	1,200
2024	1,295	(791)	759	(98)	(67)	(142)	(339)	955
2023	1,519	(979)	729	(70)	90	—	(230)	1,289
2022	1,008	(444)	508	(31)	(37)	—	(4)	1,004
2021	859	(331)	629	388	191	—	877	1,736
*Amounts may not total due to rounding.
(5)Cumulative total shareholder return of the Company’s common stock for each fiscal year from 2022 through
2025, respectively.  Assumes the investment of $100 in the Company’s common stock on December 31, 2021 and the reinvestment of dividends, if any, although dividends have never been declared on the Company’s common stock.
(6)Cumulative total shareholder return of the Company’s peer group used in 2025, as discussed above under
“Compensation Discussion and Analysis,” for each fiscal year from 2022 through 2025, respectively.  Assumes the investment of $100 on December 31, 2021 and the reinvestment of dividends.  In addition, the weighting of the market value of companies denominated in foreign current are revalued using the current foreign exchange rate.

Energy Recovery, Inc. — 2026 Proxy Statement | 76

Pay Versus Total Shareholder Return (TSR)
The following graph presents the relationship between CAP to the Company’s PEOs and the average of all of the Company’s NEOs, excluding the PEOs (current and prior), and to the cumulative TSRs of the Company and the Company’s peer group.

Compensation Actually Paid ($000)
5,000
4,000
3,000
2,000
1,000
0
Total Shareholder Return ($)
225
200
175
150
125
100
2021
2022
2023
2024
2025
PEO CAP
Average Non-PEO NEO CAP
Energy Recovery
Peer Group

Energy Recovery, Inc. — 2026 Proxy Statement | 77

Pay Versus Operating and Net Income
The following graph presents the relationship between CAP to the Company’s PEOs and the average of all of the Company’s NEOs, excluding the PEOs (current and prior), and to the
Company’s operating and net income.

5,000
4,000
3,000
2,000
1,000
0
Compensation Actually Paid ($000)
35,000
30,000
25,000
20,000
15,000
10,000
Operating and Net Income ($000)
2021
2022
2023
2024
2025
PEO CAP
Average Non-PEO NEO CAP
Operating Income
Net Income

Financial Performance Measures
As described in greater detail in “Compensation Discussion and Analysis” above, the
Company’s executive compensation program reflects a variable pay-for-performance philosophy.  The metrics that the Company uses for both of the long-term and short-term incentive awards are selected based on an objective of incentivizing the Company’s executive officers to increase the value of the Company’s enterprise for the Company’s stockholders.
While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for its compensation programs, the following is an unranked list of financial performance measures the Company considers the most important in linking the compensation actually paid to the Company’s NEOs for 2025 with the Company’s performance:
•Revenue
•Gross margin
•Operating expenses
•Operating income
•Earnings per share

Energy Recovery, Inc. — 2026 Proxy Statement | 78

Additional Information Regarding Executive Compensation
Grants of Plan-Based Awards in 2025
The following table sets forth information concerning non-equity and equity incentive plan awards to the Company’s NEOs during 2025.  The non-equity incentive plan consists of the
2025 cash incentive plan described in the “Compensation Discussion and Analysis” section above.  The actual amounts realized in accordance with the non-equity incentive plan are reported in the “Summary Compensation Table” under the column entitled “Non-Equity
Incentive Plan Compensation.”  During 2025, the Company did not grant any stock option awards.

		Estimated future payouts under non-equity incentive plan awards			All other stock awards: Number of shares of stock or units	All other option awards: Number of securities underlying options	Base price of stock awards or fair value of option awards	Grant date fair value of stock and option awards (1)(2)

Named Executive Officer	Grant Date	Threshold	Target	Maximum
		($)	($)	($)	(#)	(#)	($/Sh)	($)

David W. Moon (3)	1/23/25	—	615,833	—	88,980		14.61	1,299,998

Michael S. Mancini (3)	1/23/25	—	280,000	—	34,223		14.61	499,998

Rodney Clemente (3)	1/23/25	—	279,417	—	34,223	—	14.61	499,998

Natarajan Ramanan (3)	3/3/25	—	192,500	—	—	65,030	6.15	434,010

William W. Yeung (3)	1/23/25	—	235,400	—	23,956	—	14.61	349,997

(1)Amounts reflect the aggregate grant date fair value of option awards granted in 2025, calculated in accordance with ASC 718 without regard to estimated forfeitures.  See Note 12 of the Notes to Consolidated
Financial Statements included in the Company’s 2025 Annual Report on Form 10-K for the year ended
December 31, 2025, filed with the SEC on February 26, 2026, for a discussion of assumptions made in determining the grant date fair value of these option awards.  See the “Outstanding Equity Awards as of
December 31, 2025” table for information regarding the vesting schedule of such option awards.
(2)Amounts reflect the aggregate grant date fair value of RSU awards calculated in accordance with ASC 718 without regard to estimated forfeitures.  The grant date fair value of each award is measured based on the closing price of the Company’s common stock on the date of grant, unless there is no closing price on the date of grant, in which case it is based on the closing price on the trading day last preceding the date of grant.  See the “Outstanding Equity Awards as of December 31, 2025” table for information regarding the vesting schedule of such RSU awards.
(3)In 2025, under the Company’s non-equity incentive plan, Mr. Moon was eligible to earn a cash award in an amount not to exceed 100% of his annual salary; Messrs. Mancini, Clemente, Ramanan and Yeung each were eligible to earn a cash award in an amount not to exceed 60% of their annual salary.  See the section entitled
“Annual Cash Incentive Compensation” table for more information regarding 2025 cash awards.

Energy Recovery, Inc. — 2026 Proxy Statement | 79

Outstanding Equity Awards as of December 31, 2025
The following table presents certain information concerning equity awards held by the
Company’s NEOs as of December 31, 2025.

			Option Awards (1)				Stock Awards (1)
Named Executive Officer		Date of Grant	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested (2)
			(#)	(#)	($)		(#)	($)

David W. Moon	(3)	1/25/24	93,334	101,451	16.16	1/25/34	—	—
	(4)	1/25/24	—	—	—		60,334	813,906
	(6)	1/23/25					177,960	2,400,680
			93,334	101,451			238,294	3,214,586

Michael S. Mancini	(3)	8/5/24	76,440	152,882	16.03	8/5/34	—	—
	(6)	1/23/25					68,446	923,337
			76,440	152,882			68,446	923,337

Rodney Clemente	(3)	1/31/20	13,718	—	10.21	1/31/30	—	—
	(3)	2/1/21	33,519	—	13.96	2/1/31	—	—
	(3)	1/28/22	23,180	494	18.99	1/28/32	—	—
	(4)	1/28/22	—	—	—		2,304	31,081
	(4)	1/30/23	—	—	—		4,087	55,134
	(4)	7/25/23	—	—	—		7,707	103,957
	(5)	1/25/24	—	—	—		52,444	707,470
	(6)	1/23/25					68,446	923,337
			70,417	494			134,988	1,820,978

Natarajan Ramanan	(7)	3/3/25	—	65,030	15.12	3/3/35	—	—
	(7)	3/3/25	—	—	—	0	39,682	535,310
			—	65,030			39,682	535,310

William W. Yeung	(3)	2/1/21	26,336	—	13.96	2/1/31	—	—
	(3)	1/28/22	19,870	423	18.99	1/28/32	—	—
	(4)	1/28/22	—	—	—		1,975	26,643
	(4)	1/30/23	—	—	—		3,503	47,255
	(5)	7/25/23	—	—	—		5,558	74,977
	(4)	1/25/24	—	—	—		29,657	400,073
	(6)	1/23/25	—	—			47,912	646,333
			46,206	423			88,605	1,195,281

(1)Includes unvested options awards and stock awards for shares, subject to time vesting, granted under the
2008 Equity Incentive Plan, the 2016 Incentive Plan and the 2020 Incentive Plan.
(2)The market values of the RSU awards that have not vested are calculated by multiplying the number of shares underlying the RSU awards shown in the table by $13.49, the closing price of the Company’s common stock on
December 31, 2025, the last trading day of fiscal 2025.
(3)These stock options were granted under the 2008 Equity Incentive Plan, 2016 Equity Incentive Plan, or the
2020 Incentive Plan with 25% vesting on the first anniversary following the date of grant, and 1/48th of the total award each month thereafter.  These stock options are fully vested 4-years following the date of grant and unexercised vested stock options expire 10-years from date of grant.

Energy Recovery, Inc. — 2026 Proxy Statement | 80

(4)These RSUs were granted under the 2016 Equity Incentive Plan or the 2020 Incentive Plan with 25% vesting on each of the first four anniversaries following the date of grant.
(5)These RSUs were granted under the 2020 Incentive Plan with 33⅓% vesting on each of the first three anniversaries following the date of grant.
(6)These RSUs were granted under the 2025 Incentive Plan with 25% vesting on each of the first four anniversaries following the date of grant.
(7)These RSUs were granted under Mr. Ramanan’s Offer Letter with 25% vesting on each of the first four anniversaries following the date of grant.
Option Exercises and Stock Vested in 2025
The table below provides supplemental information regarding option exercises and stock award vested by the Company’s NEOs during fiscal year 2025.

		Option Awards		Stock Awards
Named Executive Officer		Number of shares acquired on exercise	Value realized on exercise	Number of shares acquired on vesting	Valued realized on vesting (1)
		(#)	($)	(#)	($)

David W. Moon		—	—	20,111	289,598

Michael S. Mancini	x	—	—	—	—
	x
	x
Rodney Clemente		—	—	35,306	509,571

Natarajan Ramanan	x	—	—	—	—
	x
	x
William W. Yeung		69,656	478,755	24,269	351,773

(1)Represents the number of shares acquired on vesting multiplied by the fair market value of the Company’s common stock as reported by the NASDAQ on the applicable date of vesting.
CEO Pay Ratio
For fiscal year 2025, the ratio of the median of the annual total compensation of all of the
Company’s employees other than the Company’s President and CEO (“Median Annual
Compensation”) to the combined annual total compensation of Mr. Moon, the Company’s
President and CEO (“CEO Compensation”) was 18.14 to 1.  This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S‑K using the data and assumptions summarized below.  In this summary, the Company refers to the employee who received such Median Annual Compensation, who was selected in a manner consistent with
Item 402(u) of Regulation S-K, as the “Median Employee.”  For purposes of this disclosure, the date used to identify the Median Employee was December 31, 2025 (the “Determination
Date”) and the 2025 Median Annual Compensation was $105,831, which was calculated by totaling all applicable elements of compensation of the Company’s Median Employees in accordance with Item 402(c)(2)(x) of Regulation S‑K for fiscal year 2025.

Energy Recovery, Inc. — 2026 Proxy Statement | 81

When calculating the Median Annual Compensation, the Company first determined its
U.S. and non-U.S. employee population as of the Determination Date.  The Company then measured the compensation of these 190 employees, which represented all full-time employees using the employee’s 1) annualized base wage; 2) value of equity compensation awarded; and 3) non-equity compensation earned in 2025.
The CEO Compensation for purposes of this disclosure represents the annualized base salary for Mr. Moon under the “Base Salaries of Named Executive Officers Table” and the sum
of the value of equity awards and non-equity compensation earned, reported under the
“Summary Compensation Table” for fiscal year 2025.

Energy Recovery, Inc. — 2026 Proxy Statement | 82

Executive Officers
David W. Moon, age 64, became the Company’s President and CEO in
January 2024 and served as the Company’s interim-President and CEO from
October 2023 to January 2024.  Mr. Moon first joined the Company as a
Board Member in July 2023.  Mr. Moon was previously President of Carrier
Commercial Refrigeration (“CCR”), a division of Carrier Global Corporation, from 2020 to 2021.  Based in Paris, CCR was a leading supplier of high-
efficiency CO2 turnkey refrigeration systems and services to the food retail, processing and storage segments and pharma segment in Europe, the
Middle East, Africa and Asia.  Prior to that, Mr. Moon worked as an Advisor for Ares Management LLC on the acquisition of CoolSys Inc., the U.S.
market leader in commercial refrigeration and heating, ventilation and air conditioning
(“HVAC”) services.  He joined the CoolSys Board of Directors post-acquisition.  Mr. Moon was
President & Chief Operating Officer of Heatcraft Worldwide Refrigeration (“Heatcraft”), a
division of Lennox International, Inc., from 2006 to 2017.  Heatcraft was the global OEM leader in commercial refrigeration equipment.  Mr. Moon joined Lennox International, Inc. in 1998 holding various management positions in the United States, Singapore and Australia.  Prior to
that, Mr. Moon held various management positions at Allied Signal, Inc., Case Corporation and
Tenneco Oil Company in the United States, Hong Kong, Taiwan and Germany.  Mr. Moon served on the Board of Directors of American Woodmark Corporation from 2015 to 2020.  Mr. Moon holds a B.S. in Civil Engineering and an M.B.A. from Texas A&M University.
Michael S. Mancini, age 45, joined the Company in August 2024 as Chief
Financial Officer.  Prior to joining the Company, Mr. Mancini served as CFO of Astranis Space Technologies Corp., a San Francisco-based next-gen satellite company, where he was instrumental in bringing this revolutionary satellite technology to market.  Mr. Mancini was previously CFO and
Executive Vice President of Strategy for Aerion Supersonic, a supersonic aircraft startup, where he built the finance and accounting organization from the ground up, led partnership efforts with leading global aerospace companies, and crafted the company’s multibillion-dollar financing strategy.  Prior to his CFO roles, Mr. Mancini was a private equity and hedge fund investor, deploying capital in both growth-stage and value-based investing strategies.  Mr. Mancini has a bachelor’s degree in finance and economics from Boston College.

Energy Recovery, Inc. — 2026 Proxy Statement | 83

Rodney Clemente, age 46, is the Senior Vice President of Water at Energy
Recovery, where he leads the company’s Desalination Water Business Unit with full P&L responsibility. The functions under his leadership include sales growth, strategy, business development, product development, technical services, and aftermarket.  A 25+ year veteran of Energy Recovery,
Mr. Clemente merges deep international business experience with intimate knowledge of global water treatment markets, resulting in the company’s global market leadership position. Rodney’s expertise spans several corporate disciplines, including operations, corporate development, marketing, and finance. He is an active member of many leading industry organizations, such as the International Desalination and Reuse
Association, the European Desalination Society, and the American Membrane Technology
Association.  Mr. Clemente has a B.S. in Engineering from California State University, East Bay and an Executive M.B.A. from the University of Virginia’s Darden School of Business.  He also completed an executive education program at Columbia Business School and currently serves on the Darden School Foundation Board.
Natarajan Ramanan, age 65, is the Chief Technology Officer at
Energy Recovery, overseeing all product engineering and research and development. He is responsible for pushing the frontier of the company’s pressure exchanger technology while ensuring long-term strategic plans are translated into near-term initiatives with measurable commercial outcomes.  Mr. Ramanan has over 30 years of experience in clean technology, semiconductor, and software industries, as well as an established track record of creating innovative, disruptive products and driving business growth from startups to IPOs. Prior to joining Energy Recovery in 2025, he served as Executive Vice President of Engineering for Rondo Energy, where he built and scaled the engineering team to be the leader for the rapidly growing electrical thermal storage market.
Previously, at Bloom Energy, he held multiple leadership roles, reducing operational costs, fostering a high-performance culture, and implementing key design innovations that drove revenue growth.  Mr. Ramanan received a doctorate in mechanical engineering from The Ohio
State University, completed his postdoctoral fellowship at Stanford University, and holds over
50 patents.

Energy Recovery, Inc. — 2026 Proxy Statement | 84

William W. Yeung, age 53, joined the Company in June 2016 and is the
Chief Legal Officer and Corporate Secretary to the Board.  Mr. Yeung brings over 20 years of legal experience, with extensive experience in securities law, corporate governance and compliance, corporate strategy, SEC reporting and regulatory compliance, mergers and acquisitions and general contracts.  His clients have included Goldman Sachs, JP Morgan, Credit
Suisse, Citigroup Global Markets, Lehman Brothers, UBS, Salomon Smith
Barney, BNP Paribas, Del Monte, Sony Capital Corporation, McDonald’s
Corporation, KBC Bank, The Interpublic Group of Companies, The Bank of
New York, United Technologies Corporation and Nortel Networks.  Prior to
joining the Company, Mr. Yeung was the General Counsel of SharesPost, Inc. and served as a senior legal executive for Thomas Weisel Partners Group Inc. and Socialutions Inc.  Mr. Yeung
began practicing law at Cleary, Gottlieb, Steen & Hamilton LLP in New York and practiced at
Morrison & Foerster LLP in San Francisco.  Mr. Yeung holds a J.D. from New York University
School of Law and a B.A. from Boston College.

Energy Recovery, Inc. — 2026 Proxy Statement | 85

Proposal No. 3 – Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee has appointed Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.  Deloitte &
Touche LLP has served as the Company’s auditors since 2018.  A representative of Deloitte &
Touche LLP is expected to be present at the virtual 2026 Annual Meeting.  The representative will have an opportunity to make a statement and to respond to any questions.
The Audit Committee recognizes the importance of maintaining the independence of the
Company’s independent auditor, both in fact and appearance.  Each year, the Audit Committee evaluates the qualifications, performance and independence of the Company’s independent auditor and determines whether to re-engage the current independent auditor.  In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors’ (global) capabilities and the auditors’ technical expertise and knowledge of the Company’s operations and industry.  Based on this evaluation, the Audit Committee has retained Deloitte & Touche LLP as the Company’s Independent Auditor for fiscal year 2026.  The members of the Audit Committee and the Board believe that, due to Deloitte & Touche LLP’s knowledge of the Company and of the industries in which the Company operate, it is in the
Company and the Company’s stockholder’s best interest to retain Deloitte & Touche LLP to serve as its independent auditor during fiscal year 2026.
Principal Accountant Fees and Services
The following table sets forth all fees accrued or paid to Deloitte & Touche LLP, the
Company’s independent registered public accountants for fiscal years ended December 31,
2025 and 2024.

	2025	2024
	($)	($)

Audit Fees (1)	1,160,000	1,103,105

Tax Fees (2)	83,896	56,746

All Other Fees (3)	1,895	1,895

Total	1,245,791	1,161,746

(1)Audit Fees consist of fees for professional services rendered in connection with the audit of the Company’s annual consolidated financial statements on Form 10-K, review of the financial statements included in the
Company’s quarterly reports on Form 10-Q and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements for those fiscal years.
(2)Tax Fees consist of fees for professional services rendered for tax compliance, tax advice and tax planning.
(3)All Other Fees consist of accounting guidance software in 2025 and 2024.

Energy Recovery, Inc. — 2026 Proxy Statement | 86

Audit Committee Pre-Approval of Audit and Permissible Non-Audit
Services of Independent Registered Public Accounting Firm
The Audit Committee pre-approves audit, audit-related, tax and all other services provided by the Company’s independent registered public accountants, Deloitte & Touche LLP, and will not approve services that are impermissible under applicable laws and regulations.  The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision of that member to pre-approve specific services must be reported to the full
Audit Committee at its next scheduled meeting.  In the fiscal years ended December 31, 2025 and 2024, all fees identified above under the caption “Audit Fees” that were billed by Deloitte &
Touche LLP for 2025 and 2024 were approved by the Audit Committee in accordance with SEC requirements.
In the fiscal years ended December 31, 2025 and 2024, there were no other professional services provided by Deloitte & Touche LLP, other than those listed above, that would have required the Audit Committee to consider their compatibility with maintaining the independence of Deloitte & Touche LLP.
Ratification of Deloitte & Touche LLP
Although ratification is not required, the appointment of Deloitte & Touche LLP as the
Company’s independent auditors for fiscal year 2026 is being submitted for ratification at the
2026 Annual Meeting because the Board believes doing so is a good corporate governance practice.  Furthermore, the Audit Committee will take stockholders’ opinions regarding the appointment of Deloitte & Touche LLP into consideration in future deliberations.  If Deloitte &
Touche LLP’s appointment is not ratified at the 2026 Annual Meeting, the Audit Committee will consider the engagement of other independent auditors.  The Audit Committee may terminate
Deloitte & Touche LLP’s engagement as the Company’s independent accountants without the approval of the Company’s stockholders whenever the Audit Committee deems appropriate.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF
DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING
DECEMBER 31, 2026

Energy Recovery, Inc. — 2026 Proxy Statement | 87

REPORT OF THE AUDIT COMMITTEE
This report is not deemed to be soliciting material filed with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed with the SEC.
The Audit Committee oversees the Company’s financial reporting process on behalf of the
Board of Directors.  The Company’s management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting and for assessing the effectiveness of internal control over financial reporting.  In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the consolidated audited financial statements and the related schedules in the 2025 Annual Report with Company management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.
The Audit Committee is governed by a charter.  A copy of the charter is available on the
Company’s website at www.energyrecovery.com.  The charter was last amended effective April,
2020.  The Audit Committee held four meetings during fiscal year 2025.  The Audit Committee is comprised solely of independent directors as defined by the NASDAQ listing standards and
Rule 10A-3 of the Exchange Act.
The meetings of the Audit Committee are designed to facilitate and encourage communication among the committee, the Company, the Company’s internal audit function and the Company’s independent auditor.  The Audit Committee discussed with the Company’s internal auditors and independent auditor the overall scope and plans for their respective audits.  The Audit Committee meets with the internal auditors and the independent auditor, with and without management present, to discuss the results of their examinations; their evaluations of the Company’s internal control, including internal control over financial reporting; and the overall quality of the Company’s financial reporting.

Energy Recovery, Inc. — 2026 Proxy Statement | 88

The Audit Committee reviewed and discussed with Deloitte & Touche LLP, which was responsible for expressing an opinion on the conformity of those consolidated audited financial statements and related schedules with United States (“U.S.”) Generally Accepted Accounting
Principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit
Committee by the standards of the Public Company Accounting Oversight Board (United States)
(“PCAOB”), including PCAOB Auditing Standard No. 1301, Communications With Audit
Committees, the rules of the SEC and other applicable regulations.  In addition, the Audit
Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by applicable PCAOB requirements regarding Deloitte & Touche LLP’s communications with the Audit Committee concerning independence.  Additionally, the Audit Committee has discussed with Deloitte & Touche LLP, Deloitte & Touche LLP’s independence from Company management and the Company, including the matters in such letter, and has considered the compatibility of non-audit services with Deloitte & Touche LLP’s independence.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the consolidated audited financial statements and related schedules be included in the 2025 Annual Report on
Form 10-K for the year ended December 31, 2025 and filed by the Company with the SEC.
MEMBERS OF THE AUDIT COMMITTEE

Chair of the Audit Committee	Committee Members

Alexander J. Buehler	Joan K. Chow	Arve Hanstveit

Energy Recovery, Inc. — 2026 Proxy Statement | 89

Proposal No. 4 – Approval of Amendment No. 1 to the Energy Recovery, Inc. 2020 Incentive Plan
The Board is asking our stockholders to approve the amendment and restatement of the
Energy Recovery, Inc. 2020 Incentive Plan (the “2020 Plan”) to increase the number of shares of the Company’s common stock authorized for issuance under the 2020 Plan by 5,000,000 shares.
When our stockholders previously approved the 2020 Plan at our 2020 Annual Meeting, they authorized the issuance of 5,894,727 shares, of which 1,648,665 remained available for issuance as of April 6, 2026.
BACKGROUND AND REASONS FOR THE PROPOSAL
The Board of Directors believes that equity awards under the 2020 Plan have contributed to strengthening the incentive of participating employees to achieve the objectives of the
Company and its stockholders by encouraging employees to acquire a greater proprietary interest in the Company. The Board believes that the number of shares of common stock currently available under the 2020 Plan is insufficient to meet our current and future equity compensation needs. Stockholder approval of the amendment and restatement of the 2020
Plan is intended to ensure that we have sufficient shares available to attract and retain employees and to further our growth and development.
Accordingly, the Board on April 15, 2026, upon the recommendation of the Compensation
Committee, approved the amendment and restatement of the 2020 Plan, subject to stockholder approval, to increase the 2020 Plan share pool by 5,000,000 shares. The amendment and restatement of the 2020 Plan will become effective upon receipt of stockholder approval at the Annual Meeting. If the amendment and restatement of the 2020
Plan is not approved by our stockholders, awards may continue to be made from the remaining shares under the 2020 Plan. Our executive officers and directors have a financial interest in this proposal because they are eligible to receive awards under the 2020 Plan.
For a discussion of equity awards as components of our executive compensation program, please refer to the “Compensation Discussion and Analysis” section below.
HIGHLIGHTS OF THE 2020 PLAN AND KEY GOVERNANCE PROVISIONS
The 2020 Plan includes several features that are consistent with the interests of our stockholders and sound corporate governance practices, including the following:
•Independent Compensation Committee.  Awards under the 2020 Plan will be administered by our Compensation Committee, which is composed entirely of independent directors who meet Nasdaq independence standards.
•Annual limit on employee awards.  The 2020 Plan establishes a maximum number of shares subject to awards that may be granted to any individual employee in any calendar year.

Energy Recovery, Inc. — 2026 Proxy Statement | 90

•Annual Limit on nonemployee director awards.  The value of shares and cash awards to an individual non-employee director during any calendar year may not exceed $500,000.
•No recycling of shares or “liberal share counting” practices. Shares tendered to us or retained by us in the exercise or settlement of an award or for tax withholding may not become available again for issuance under the 2020 Plan. In addition, the gross shares subject to a stock appreciation right (SAR) award and not the net number of shares actually issued upon exercise counts against our plan reserve.
•No repricing or cash buyout without stockholder approval.  Repricing or other exchanges or cash buyouts of stock options and SARs are prohibited without prior stockholder approval.
•No dividends on stock options or SARs. No dividends or dividend equivalents accrue on stock options or SARs.
•No dividends on unvested stock awards.  No dividends or dividend equivalents may be paid on stock awards before they are vested or payable.
•No discounted stock options or SARs.  All stock options and SARs must be issued with an exercise or grant price at fair market value.
•Ten-year term for stock options and SARs. Stock options and SARs have a maximum term of ten years.
•No tax gross-ups.  The 2020 Plan does not provide for the gross-up of any excise tax liability on 2020 Plan awards.
•Double-trigger change in control vesting.  Awards assumed by a successor company in connection with a change in control will not automatically vest and pay out solely as a result of the change in control.
•No liberal change in control definition.  Change in control benefits are triggered only by the occurrence, rather than stockholder approval, of a merger or other change in control event.
•No automatic share replenishment or “evergreen” provision. There is no evergreen feature pursuant to which the shares authorized for issuance under the 2020 Plan can be automatically replenished.
•Minimum vesting. The aggregate number of shares that may be issued pursuant to
Awards that contain no restrictions or restrictions based solely on continuous employment or service over less than one year may not exceed 5% of the aggregate maximum number of shares authorized for issuance under the 2020 Plan, except in limited circumstances after the time of grant.
BACKGROUND FOR REQUESTED SHARE AUTHORIZATION

Energy Recovery, Inc. — 2026 Proxy Statement | 91

The amendment and restatement of the 2020 Plan authorizes the issuance of an additional 5,000,000 shares. If the 2020 Plan is approved, the number of shares of our common stock authorized for grant under the 2020 Plan will be equal to the sum of up to (i) 10,894,727 shares authorized under the 2020 Plan plus (ii) up to 4,954,723 shares subject to awards granted under the 2016 Incentive Plan (the “2016 Plan”) and the Amended and Restated 2008
Equity Incentive Plan (the “2008 Plan”) that were outstanding as of July 16, 2020, the date of initial stockholder approval of the 2020 Plan, and subsequently expire, terminate or are otherwise surrendered, cancelled or forfeited. As of April 6, 2026, we had the following awards outstanding under our equity compensation plans:

Total shares underlying outstanding options	1,376,267
Weighted-average exercise price of outstanding options	$13.83
Weighted-average remaining contractual life of outstanding options	1.57 years
Total shares underlying outstanding unvested restricted stock units	1,302,870
Total shares of common stock outstanding	52,001,859
Total shares available for grant under our equity compensation plans[1]	1,648,665
(1) Our equity compensation plans consist of the 2020 Plan, the 2016 Plan and the 2008
Plan. Shares are available for grant only under the 2020 Plan.
In setting the additional number of shares authorized for issuance under the 2020 Plan as amended and restated, the Compensation Committee and the Board of Directors considered a number of factors, including the number of outstanding equity awards, the number of shares available for grant under the 2020 Plan, our historical granting practices and burn rate, and the level of potential dilution that will result from approval of the amendment and restatement of the 2020 Plan.
In 2023, 2024 and 2025, we granted equity awards representing a total of approximately
552,657, 1,471,463 and 1,155,039 shares, respectively, as follows:

	2023	2024	2025
Stock options granted	14,341	720,793	144,185
Restricted stock unit awards granted	538,316	750,670	1,010,854
Total equity awards granted	552,657	1,471,463	1,155,039
Weighted-average (basic) common stock outstanding	56,444	57,213	53,802
Annual equity plan utilization rate (“burn rate”)	0.98%	2.57%	1.96%

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Our three-year average annual burn rate for the period from January 1, 2023 through
December 31, 2025 was 1.84%. We calculated our burn rate by (i) counting the number of shares subject to awards granted during each year and (ii) dividing the resulting number by the average number of shares of our common stock outstanding as reported in our Form 10-K for each respective year. As of April 6, 2026, the number of shares subject to outstanding equity awards under our equity compensation plans plus the number of the shares available for grant under the 2020 Plan and the new shares to be authorized under the 2020 Plan as amended and restated (an aggregate of 6,648,655 shares), represented 12.7% of our outstanding common stock. We believe our three-year average annual burn rate and level of potential dilution assuming the amendment and restatement of the 2020 Plan is approved by stockholders compare favorably to industry standards.
Our future burn rate will depend on a number of factors, including the number of participants in the 2020 Plan, the price per share of our common stock, any changes to our compensation strategy, changes in business practices or industry standards, changes in the compensation practices of our competitors or changes in compensation practices in the market generally, and the methodology used to establish the equity award mix. Based on the factors above, the Board believes that the share reserve under the 2020 Plan as amended and restated
is reasonable and appropriate at this time.
The closing sale price of a share of our common stock on the Nasdaq Market on April 6,
2026 was $10.42 per share.
SUMMARY OF THE 2020 PLAN
The following description is a summary of some of the key provisions of the 2020 Plan, and it is qualified in its entirety by reference to the full text of the 2020 Plan as amended and restated, which is attached to this proxy statement as Appendix A.
Purposes of the 2020 Plan
The 2020 Plan is intended to promote our long-term success and the creation of stockholder value by encouraging employees, officers, directors, consultants, agents, advisors, and independent contractors to focus on critical long-range objectives; encouraging the attraction and retention of employees, officers, directors, consultants, agents, advisors, and independent contractors with exceptional qualifications; and linking employees, officers, directors, consultants, agents, advisors, and independent contractors directly to stockholder interests through increased stock ownership.
Administration

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The 2020 Plan is administered by the Board of Directors or the Board’s Compensation
Committee, which must be composed of directors who meet the independence requirements of Nasdaq and at least two or more of whom are “non-employee directors” within the meaning of Rule 16b-3(b)(3) under the Exchange Act. The Board may delegate concurrent administration of the 2020 Plan to different committees consisting of one or more members of the Board in accordance with the 2020 Plan’s terms. In addition, the Board or the Compensation Committee may delegate granting authority to one or more officers of the Company in accordance with the
2020 Plan’s terms. References to the “Committee” in this summary description are, as applicable, to the Board or the Compensation Committee, or other committees or officers authorized to administer the 2020 Plan.
The Committee is authorized to select the individuals to be granted awards, the types of awards to be granted, the number of shares to be subject to awards, and the other terms, conditions, and provisions of such awards, as well as to interpret and administer the 2020 Plan and any award or agreement entered into under the 2020 Plan.
Eligibility
Awards may be granted under the 2020 Plan to employees, officers, directors, consultants, agents, advisors, and independent contractors of the Company and its related companies selected by the Committee. As of April 6, 2026, approximately 175 employees, 29 consultants and 5 non-employee directors were eligible to receive grants under the 2020 Plan.
Number of Shares Authorized
Subject to adjustment as provided in the 2020 Plan, the number of shares of common stock authorized for issuance under the 2020 Plan as amended and restated is:
•5,000,000 shares, plus
•Up to 4,954,723 shares subject to outstanding awards under the 2016 Plan and the 2008
Plan as of July 16, 2020, the date of initial stockholder approval of the 2020 Plan, that subsequently cease to be subject to such awards (other than by reason of exercise or settlement of the awards in shares) will automatically become available for issuance under the
2020 Plan.
The number of shares of common stock that may be issued upon the exercise of incentive stock options, subject to adjustment as provided in the 2020 Plan, is limited to 15,849,450 shares.
Annual Limit on Employee Awards.
Subject to certain adjustment as provided in the 2020 Plan, participants may not be granted awards for more than 750,000 shares of common stock in any calendar year. However, additional one-time grants of such awards may be granted for up to 300,000 additional shares to newly hired or newly promoted individuals. The maximum dollar value payable to any participant with respect to performance units or any other awards denominated in cash cannot exceed $7,500,000 in any calendar year.

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Annual Limit on Nonemployee Director Awards
The aggregate amount of compensation granted during any fiscal year of the Company to any director who is not an employee of the Company, including any equity awards and any cash retainers or fees, may not exceed $500,000.
Share Counting
If any award lapses, expires, terminates, or is canceled prior to the issuance of shares or if shares are issued under the 2020 Plan and thereafter are forfeited to the Company, the shares subject to such awards and the forfeited shares shall again be available for issuance under the
2020 Plan. The following shares will not become available for issuance under the 2020 Plan:
•shares tendered by a participant as full or partial payment upon exercise of a stock option;
•the gross number of shares subject to any grant of SARs; and
•shares withheld by, or otherwise tendered to, the Company to satisfy a participant’s tax withholding obligations with respect to the grant, vesting, or exercise of an award.
Awards granted in assumption of or in substitution for awards previously granted by an acquired company will not reduce the number of shares authorized for issuance under the 2020
Plan.
Types of Awards
The 2020 Plan permits the granting of any or all of the following types of awards:
Stock Options. Stock options entitle the holder to purchase a specified number of shares of common stock at a specified price, which is called the exercise price, subject to the terms and conditions of the stock option grant. The Committee may grant either incentive stock options, which must comply with Section 422 of the Code, or nonqualified stock options. The Committee sets exercise prices and terms, except that stock options must be granted with an exercise price not less than 100% of the fair market value of our common stock on the date of grant
(excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). Unless the Committee determines otherwise, fair market value means, as of a given date, the closing price of our common stock. At the time of grant, the
Committee determines when stock options are exercisable and what the term of the stock options will be, except that the term cannot exceed ten years.
In the event of termination of service with the Company or a related company, a participant will be able to exercise his or her stock option for the period of time and on the terms and conditions determined by the Committee and stated in the stock option agreement.

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Stock Appreciation Rights (SARs). The Committee may grant SARs as a right in tandem with the number of shares underlying stock options granted under the 2020 Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR. The grant price of a tandem SAR is equal to the exercise price of the related stock option, and the grant price for a freestanding SAR is determined by the Committee in accordance with the procedures described above for stock options. Exercise of an SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a freestanding SAR cannot be more than ten years, and the term of a tandem SAR cannot exceed the term of the related stock option.
No Repricing or Cash Buyouts Without Shareholder Approval. Without stockholder approval, the Committee is not authorized to (a) lower the exercise or grant price of an option or SAR after it is granted, except in connection with certain adjustments to our corporate or capital structure permitted by the 2020 Plan, such as stock splits, (b) cancel a stock option or
SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another stock option or SAR, restricted stock or other equity award, unless the cancellation and exchange occur in connection with a merger, acquisition, spin-off or similar corporate transaction, or (c) take any other action that is treated as a repricing under generally accepted accounting principles.
Stock Awards, Restricted Stock, and Stock Units. The Committee may grant awards of shares of common stock or awards designated in units of common stock. These awards may be made subject to repurchase or forfeiture restrictions at the Committee’s discretion. The restrictions may be based on continuous service with the Company or the achievement of specified performance criteria, as determined by the Committee. Stock units may be paid in stock or cash or a combination of stock and cash, as determined by the Committee.
Performance Awards. The Committee may grant performance awards in the form of performance shares or performance units. Performance shares are units valued by reference to a designated number of shares of common stock. Performance units are units valued by reference to a designated amount of property other than shares of common stock.
Performance shares and performance units may be payable upon the attainment of performance criteria and other terms and conditions as established by the Committee.
Performance awards may be payable in stock, cash or other property, or a combination thereof.
Other Stock- or Cash-Based Awards. The Committee may grant other incentives denominated in shares of common stock or in cash, which may be payable in shares of common stock or cash or a combination of both, subject to the terms of the 2020 Plan and any other terms and conditions determined by the Committee.

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Performance Measures. The performance measures for any award of performance-based compensation must be set by the Compensation Committee at the start of each performance period and may, without limitation, be based on one or a combination of two or more of the following performance criteria as reported or calculated by the Company: cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings per share; book value per share; operating income (including or excluding depreciation, amortization, items that are unusual in nature or infrequently occurring or both, restructuring charges, or other expenses); revenues; operating margins; return on assets; return on equity; debt; debt plus equity; market or economic value added; stock price appreciation;
total stockholder return; cost control; strategic initiatives; market share; net income; return on invested capital; improvements in capital structure; or customer satisfaction, employee satisfaction, services performance, subscriber, cash management, or asset management metrics. The performance goals also may be based on the achievement of specified levels of performance for the Company as a whole (or of any affiliate or business unit) under one or more of the performance criteria described above relative to the performance of other corporations.
The Compensation Committee may provide in any award of performance-based compensation that any evaluation of performance may, without limitation, include or exclude any of the following events that occur during a performance period: asset write-downs;
litigation or claim judgments or settlements; the effect of changes in tax law or rate on deferred tax liabilities, accounting principles, or other laws or provisions affecting reported results; any reorganization and restructuring programs; items that are unusual in nature or infrequently occurring or both that the Company identifies in its audited financial statements, including notes to the financial statements, or the Management’s Discussion and Analysis section of our periodic reports; acquisitions or divestitures; foreign exchange gains and losses; gains and losses on asset sales; and impairments.
Change in Control
Effect of Change in Control. Under the 2020 Plan, the Committee may provide for the vesting acceleration of an award upon a change in control of the Company, whether or not the award is assumed by the successor corporation, or upon a termination of a participant’s employment following a change in control. A change in control includes:
•A merger, consolidation, or other reorganization of our company after which our stockholders own 50% or less of the surviving corporation or its parent company;
•a sale of all or substantially all of our assets;
•a change in the composition of the Board of Directors, as a result of which less than 50%
of the incumbent directors either had been directors 12 months before the change in composition of the Board or were appointed or nominated by the Board by a majority of the directors who had been directors 12 months before or had been selected in this manner; or
•an acquisition of 50% or more of our outstanding stock by any person or group other than a person related to our company, such as a holding company owned by our stockholders.

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Unless the Committee determines otherwise in the instrument evidencing an award or in a written employment, services or other agreement between a participant and the Company or a related company, in the event that we are a party to a merger or consolidation in which options or awards are not continued or assumed or substituted with comparable awards by the surviving corporation, all outstanding options or awards will be subject to the agreement of merger or consolidation, which shall provide for one or more of the following:
The acceleration of vesting of 100% of the then unvested portion of the common stock subject to any outstanding options and stock appreciation rights.
The cancellation of all outstanding options and stock appreciation rights in exchange for a payment to the holders thereof equal to the excess of (i) the fair market value of the common shares subject to such options and stock appreciation rights over (ii) their exercise price. Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent.
The cancellation of all outstanding stock units and a payment to the holders thereof equal to the fair market value of the common stock subject to such stock units. Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent.
Adjustments
If any change is made in the stock subject to the 2020 Plan, or subject to any award, without the receipt of consideration by us (through stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend or other change in our corporate or capital structure not involving the receipt of consideration by us), or in the event of an extraordinary cash dividend, then the Committee shall make proportional adjustments to (a) the maximum number and kind of securities available for issuance under the 2020 Plan, (b) the maximum number and kind of securities issuable as incentive stock options, (c) the maximum number and kind of securities subject to individual annual award limits and (d) the number and kind of securities subject to any outstanding awards and/or the per share price of such securities.
Acceleration of Awards, Lapse of Restrictions
Consistent with the terms of the 2020 Plan, the Compensation Committee may accelerate vesting requirements, performance periods, and the expiration of the applicable term or restrictions, and adjust performance targets and payments, upon such terms and conditions as are set forth in the participant’s award agreement, or otherwise in the Compensation
Committee’s discretion, which may include, without limitation, acceleration resulting from the participant’s death, disability, or retirement.
Effective Date, Term, Termination, and Amendment

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Unless earlier amended or terminated by the Board of Directors or the Compensation
Committee, the 2020 Plan as amended and restated will terminate, and no further awards may be granted, ten years after the date on which the 2020 Plan was initially approved by stockholders at the 2020 Annual Meeting. The Board or the Compensation Committee may
amend, suspend, or terminate the 2020 Plan at any time, except that, if required by applicable law, regulation, or stock exchange rule, stockholder approval will be required for any amendment, and only the Board may amend the 2020 Plan if stockholder approval of the amendment is required. The amendment, suspension or termination of the 2020 Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially adversely affect any rights under an outstanding award.
Recoupment of Awards
Awards made under the 2020 Plan are subject to the Company’s Compensation Recovery
(“Clawback”) Policy (the “Policy”) adopted by the Company in compliance with the final rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act, and any other compensation recoupment or clawback policies we may have in place from time to time. Under the Policy, in the event the Company is required to prepare an accounting restatement, the
Company, through the Board, will recover reasonably promptly from any executive officer the amount of erroneously awarded compensation received during the recovery period.
U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is a general summary of the U.S. federal income tax consequences of awards under the 2020 Plan to us and to participants in the 2020 Plan who are citizens or residents of the United States for U.S. federal tax purposes. The summary is based on the
Internal Revenue Code (the “Code”), applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local, or foreign tax laws.
Nonqualified Stock Options.    A participant generally will not recognize taxable income
upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the option on the date of exercise and the option exercise price. When a participant sells the shares acquired upon exercise, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold.
The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the option exercise price.

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Incentive Stock Options.    A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment as an employee or within three months after his or her employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a)
one year from the date the participant exercised the option and (b) two years from the grant date of the option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the option exercise price. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price (or, if less, the excess of the amount realized on the disposition of the shares over the option exercise price).
The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-
term or long-term capital gain, as the case may be.
With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of our common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the option are subject to a substantial risk of forfeiture by the participant.
Stock Appreciation Rights.    A participant generally will not recognize taxable income
upon the grant or vesting of an SAR with a specified grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of an SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the specified grant price of the SAR. When a participant sells any shares acquired upon exercise, the participant generally will have short-
term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the total base value.
Restricted Stock Awards.    A recipient of a restricted stock award generally will recognize compensation taxable as ordinary income when the shares cease to be subject to restrictions in an amount equal to the excess of the fair market value of the shares on the date the restrictions lapse over the amount, if any, paid by the participant with respect to the shares.

Energy Recovery, Inc. — 2026 Proxy Statement | 100

Instead of postponing the federal income tax consequences of a restricted stock award until the restrictions lapse, the participant may elect to recognize compensation taxable as ordinary income in the year of the award in an amount equal to the fair market value of the shares at the time of receipt. This election is made under Section 83(b) of the Code. A Section
83(b) election is made by filing a written notice with the Internal Revenue Service office with which the participant files his or her federal income tax return. The notice must be filed within
30 days of the date of grant of the restricted stock award for which the election is made and must meet certain technical requirements.
The tax treatment of a subsequent disposition of restricted stock will depend upon whether the participant has made a timely and proper Section 83(b) election. If the participant makes a timely and proper Section 83(b) election, when the participant sells the restricted shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. If no Section 83(b) election is made, any disposition after the restrictions lapse generally will result in short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the amount, if any, paid by the participant with respect to the shares, plus the amount of taxable ordinary income recognized by the participant either at the time the restrictions lapsed or at the time of the Section 83(b) election, as the case may be. If the participant forfeits the shares to the Company (e.g., upon the participant’s termination prior to expiration of the restriction period), the participant may not claim a deduction with respect to the income recognized as a result of making a Section 83(b) election.
Restricted Stock Units.    A participant generally will not recognize income at the time a restricted stock unit is granted. When any part of a restricted stock unit is issued or paid, the participant generally will recognize compensation taxable as ordinary income at the time of such issuance or payment in an amount equal to the cash and then fair market value of any shares the participant receives.
Performance Share or Performance Unit Awards.    A participant generally will not
recognize income at the time a performance share or performance unit award is granted. When any part of a performance share or performance unit award is issued or paid, the participant generally will recognize compensation taxable as ordinary income at the time of such issuance or payment in an amount equal to the cash and then fair market value of any shares the participant receives.
Other Awards.    The U.S. federal income tax consequences of other awards under the
2016 Plan will depend upon the specific terms of each award.
Tax Consequences to Us.    In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.

Energy Recovery, Inc. — 2026 Proxy Statement | 101

Section 409A of the Code.    We intend that awards granted under the 2016 Plan comply
with, or otherwise be exempt from, Section 409A of the Code, but make no representation or warranty to that effect.
Tax Withholding.    We are authorized to deduct or withhold from any award granted or payment due under the 2020 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of our common stock or otherwise settle an award under the
2020 Plan until all tax withholding obligations are satisfied.
PLAN BENEFITS
All awards to employees, officers, and consultants under the 2020 Plan are made at the discretion of the Compensation Committee. Therefore, the benefits and amounts that will be received or allocated to such individuals under the 2020 Plan are not determinable at this time.
However, please refer to the description of grants made to our named executive officers in the last fiscal year described in the “Grants of Plan-Based Awards in 2019” table below. Grants made to our non-employee directors in the last fiscal year are described under “Director
Compensation” below.
AGGREGATE PAST GRANTS UNDER THE 2020 PLAN
The following table sets forth information with respect to stock options and other awards granted under the 2020 Plan since its initial approval in 2020 through April 6, 2026 to the individuals and groups described in the table (including 8,040 shares that have been cancelled):

Name and Position/Group	Number of Shares Covered by Awards
David W. Moon	554,348
Michael S. Mancini	380,466
Rodney Clemente	266,769
Natarajan Ramanan	156,312
William W. Yeung	251,220
All executive officers as a group	1,609,115
All non-employee directors as a group	236,664
All employees, including all executive officers and non- employee directors, as a group	2,268,521
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND
RESTATEMENT OF THE ENERGY RECOVERY, INC. 2020 INCENTIVE PLAN.
EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth equity compensation plan information as of December 31, 2025.

Energy Recovery, Inc. — 2026 Proxy Statement | 102

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (# of Shares)(1)	Weighted- Average Exercise Price of Outstanding Options, Warrants, and Rights ($ per Share)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (# of Shares)
Equity compensation plans approved by security holders	2,740,758	$13.91	2,449,603
Equity compensation plans not approved by security holders	None	Not Applicable	Not Applicable
(1) Represents shares of the Company’s common stock issuable upon exercise of options outstanding under the following equity compensation plans: the 2020 Incentive Plan, the 2016
Plan and the 2008 Plan. Does not include the 5,000,000 additional shares authorized for issuance under the 2020 Plan as amended and restated. An additional 1,306,335 shares of the
Company’s common stock were subject to outstanding full value awards.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ENERGY
RECOVERY, INC.’S 2020 INCENTIVE PLAN

Energy Recovery, Inc. — 2026 Proxy Statement | 103

OTHER MATTERS
Information About The Annual Meeting
Q:What is the purpose of the Annual Meeting?
A:Stockholders of record at the close of business on April 6, 2026 (the “Record Date”) will vote on the following items at the 2026 Annual Meeting:
•the election of six (6) directors to serve until the 2027 Annual Meeting (and until his/her respective successor has been elected and qualified, or until the director’s earlier removal or resignation);
•to hold a non-binding advisory vote on executive compensation;
•to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;
•to approve Amendment No. 1 to the Energy Recovery, Inc. 2020 Incentive Plan; and
•to transact such other business that may properly come before the 2026 Annual
Meeting or at any adjournment or postponement thereof.
Q:Why are you conducting a Virtual Stockholder Meeting?
A:The Company believes the virtual meeting format enables stockholders to participate fully, and equally, from any location around the world, at little to no cost to them.  The Company designed the format of the 2026 Annual Meeting to ensure that the Company’s stockholders who attend the 2026 Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.  The directors will also attend the meeting virtually.
Q:What Happens If There Are Technical Difficulties During the Annual Meeting?
A:The Company will have technicians ready to assist you with any technical difficulties you may have accessing the virtual annual meeting, voting at the annual meeting or submitting questions at the annual meeting.  If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting on the log in page.

Energy Recovery, Inc. — 2026 Proxy Statement | 104

Q:How do I access the Audio Webcast of the Annual Meeting?
A:The live audio webcast of the 2026 Annual Meeting will begin promptly at 10:00 a.m. Pacific
Daylight Time.  Online access to the audio webcast will open approximately fifteen (15) minutes prior to the start of the 2026 Annual Meeting to allow time for you to log in and test the computer audio system.  The Company encourages its stockholders to access the meeting prior to the start time.  To attend the virtual 2026 Annual Meeting, log in at www.virtualshareholdermeeting.com/ERII2026.
Stockholders will need their unique 16-digit control number which appears on the Notice
Regarding the Availability of Proxy Materials, the proxy card (printed in the box and marked by the arrow) and the instructions that accompanied the proxy materials.  In the event that you do not have a control number, please contact your broker, bank or other nominee as soon as possible and no later than Wednesday, June 3, 2026, so that you can be provided with a control number and gain access to the meeting.
Q:How do I vote?
A:If you are a stockholder of record as of the Record Date, there are four ways to vote:
•Via the Internet.  You may vote by proxy via the Internet by following the instructions found on the proxy card or the Notice.
•By Telephone.  You may vote by proxy by calling the toll-free number found on the proxy card or the Notice.
•By Mail.  You may vote by proxy by filling out the proxy card and returning it in the envelope provided.  If you vote by mail, your proxy card must be received by June 3,
2026.
•At the Virtual 2026 Annual Meeting.  You may vote live at the 2026 Annual Meeting at
www.virtualshareholdermeeting.com/ERII2026.
Please note that the Internet and telephone voting facilities will close at 11:59 p.m. Eastern
Daylight Time (8:59 p.m. Pacific Daylight Time) on June 3, 2026.
If you are a beneficial owner of shares held in street name as of the Record Date, you should have received from your broker, bank, trustee or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a “vote instruction form” sent by the broker, bank, trustee or other nominee.  Please follow their instructions carefully.  Street name stockholders generally may vote by one of the following methods:
•Via the Internet.  You may vote by proxy via the Internet by following the instruction form provided to you by your broker, bank, trustee or other nominee.
•By Telephone.  You may vote by proxy by calling the toll-free number found on the vote instruction form provided to you by your broker, bank, trustee or other nominee.
•By Mail.  You may vote by proxy by filling out the vote instruction form and returning it in the envelope provided to you by your broker, bank, trustee or other nominee.

Energy Recovery, Inc. — 2026 Proxy Statement | 105

•At the Virtual 2026 Annual Meeting.  You may vote live at the virtual 2026 Annual
Meeting at www.virtualshareholdermeeting.com/ERII2026 using your unique 16-digit control number which appears on the Notice Regarding the Availability of Proxy
Materials, the proxy card (printed in the box and marked by the arrow) and the instructions that accompanied the proxy materials.
Q:How does the Board of Directors recommend I vote on these proposals?
A:The Board recommends a vote:
•FOR the election of Alexander J. Buehler, Joan K. Chow, Arve Hanstveit, David W. Moon,
Colin R. Sabol and Pamela L. Tondreau;
•FOR the approval of the Company’s executive compensation;
•FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31,
2026; and
•FOR the approval of Amendment No. 1 to the Energy Recovery, Inc. 2020 Incentive Plan.
Q:What is included in the proxy materials?
A:The proxy materials include this Proxy Statement and the Company’s 2025 Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on February 26,
2026 (the “2025 Annual Report”).  These materials were first made available to you via the
Internet on or about April 20, 2026.  The Company’s principal executive offices are located at 1717 Doolittle Drive, San Leandro, CA 94577, and the Company’s telephone number is
(510) 483-7370.  The Company maintains a website at www.energyrecovery.com.  The information on the website is not a part of this Proxy Statement.
Q:Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
A:In accordance with the rules of the SEC, the Company has elected to furnish its proxy materials, including this Proxy Statement and the 2025 Annual Report, primarily via the
Internet.  The Notice containing instructions on how to access the Company’s proxy materials is first being mailed on or about April 20, 2026 to all stockholders entitled to vote at the virtual 2026 Annual Meeting.  Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice.  The Company encourages stockholders to take advantage of the availability of its proxy materials via the Internet to help reduce the environmental impact of the 2026 Annual Meeting.
Q:How many votes do I have?
A:On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

Energy Recovery, Inc. — 2026 Proxy Statement | 106

Q:Can I change my vote or revoke my proxy after submitting my proxy?
A:You may change your vote or revoke your proxy at any time prior to the taking of the vote at the 2026 Annual Meeting.
If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described on pages 104-105 of this Proxy Statement (and until the applicable deadline for each method); (2) providing a written notice of revocation to the Company’s
Secretary at Energy Recovery, Inc., 1717 Doolittle Drive, San Leandro, CA 94577 prior to your shares being voted; or (3) attending the 2026 Annual Meeting and voting at the
2026 Annual Meeting.  Attendance at the 2026 Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote at the virtual 2026 Annual Meeting.
For shares you hold beneficially in street name, you generally may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the virtual
2026 Annual Meeting and voting in person.
Q:What if I return a proxy card but do not make specific choices?
A:When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the 2026 Annual Meeting in accordance with the instructions of the stockholder.  If no specific instructions are given, the shares will be voted in accordance with the recommendations of the Board as described on page 105 of this Proxy Statement.
If any matters not described in this Proxy Statement are properly presented at the
2026 Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares.  If the 2026 Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described above under “Can I change my vote or revoke my proxy after submitting my proxy?”

Energy Recovery, Inc. — 2026 Proxy Statement | 107

Q:Who pays for the expenses related to the preparation and mailing of the Proxy
Statement?
A:The Company will bear the costs of soliciting proxies, including the costs for the preparation, assembly, printing and mailing of the Proxy Statement and related proxy materials.  In addition, the Company will reimburse brokerage firms and other nominees representing beneficial owners of shares for their expenses in forwarding solicitation materials to beneficial owners of those shares.  The Company has retained Alliance Advisors as its proxy solicitors, and proxies may be solicited by a representative of that firm.  For its services, the Company will pay Alliance Advisors a fee of $10,500 plus reasonable expenses.
Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, either personally, by telephone, facsimile or mail.
Q:Who can vote at the Annual Meeting?
A:Only stockholders of record at the close of business on April 6, 2026, the Record Date, will be entitled to notice of, and to vote at, the 2026 Annual Meeting.  Each stockholder of record will be entitled to one vote on each matter for each share of common stock held on the Record Date.  On the Record Date, the Company had 52,001,859 shares of common stock outstanding, held by 15 holders of record, one of which is Cede & Co., a nominee for
Depository Trust Company (“DTC”).
Q:Will there be any other items of business on the agenda?
A:The Company does not know of any business to be considered at the 2026 Annual Meeting other than the proposals described in this Proxy Statement; however, the proxy holders
(who are the management representatives named on the proxy card) may vote using their discretion with respect to any other matters properly presented for a vote at the meeting.
Q:How many votes are required for the approval of each item?
A:Proposal No. 1 (election of director): The candidates who receive the greatest number of votes cast (also known as a “plurality” of the votes cast) at the 2026 Annual Meeting will be elected, provided that a quorum is present.  The Board recommends a vote “FOR” the nominees.
Proposal No. 2 (advisory approval of the Company’s executive compensation), Proposal
No. 3 (ratification of Deloitte & Touche LLP as the Company’s independent registered public accountants), and Proposal No. 4 (approval of Amendment No. 1 to incentive plan): An affirmative vote of a majority of the shares of the Company’s common stock present and entitled to vote is required to approve Proposals No. 2, No. 3, and No. 4 , provided that a quorum is present.  The Board recommends a vote “FOR” each of the Proposals No. 2, No. 3 and No. 4.

Energy Recovery, Inc. — 2026 Proxy Statement | 108

Q:What is the quorum requirement?
A:A “quorum” of stockholders must be present for us to hold a valid meeting of stockholders.
Stockholders representing a majority (more than 50%) of the voting power of the
Company’s outstanding common stock as of the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business at the
2026 Annual Meeting.
Your shares will be counted towards the quorum only if you submit a valid proxy or if you vote in person at the meeting.  Stockholders who submit signed and dated proxies without specifying their votes and broker “non-votes” described below will be counted towards the quorum requirement.  If there is no quorum, the chair of the meeting or a majority of the votes present at the meeting may adjourn the meeting to another date.
Q:What is a record holder?
A:If your shares are registered directly in your name with the Company’s transfer agent,
Equiniti Trust Company, LLC, you are considered a “record holder” of those shares.  If you are a record holder, you will receive a Notice on how you may access and review the proxy materials on the Internet.
Q:What is a beneficial owner?
A:If your shares are held in a stock brokerage account, by a bank or by another nominee, those shares are registered with Equiniti Trust Company, LLC in the “street name” of the brokerage account, bank or other nominee, you are considered the “beneficial owner” of those shares.  If you are a beneficial owner, your broker or other nominee will send you a form of voting instructions along with instructions on how to access proxy materials.
As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares by using the voting instruction form included in the mailing or by following the instructions on the voting instruction card for voting via the Internet or telephone.
If there are multiple beneficial owners in the same household, your broker or other nominee may send only one set of voting instructions or copy of the proxy materials to your household.  If you are receiving multiple copies of these materials and would like to receive a single copy in the future, please contact your broker, bank or other nominee to request a single copy in the future.

Energy Recovery, Inc. — 2026 Proxy Statement | 109

Q:How are votes counted?
A:All shares of common stock represented by valid proxies will be voted in accordance with their instructions.  In the absence of instructions, proxies will be voted “FOR” Proposals
Nos. 1, 2, 3 and 4.
Brokers, banks and other nominees may submit a proxy card for shares of common stock that they hold for a beneficial owner but may decline to vote on certain items because they have not received instructions from the beneficial owner.  These are called “Broker Non-
Votes” and are not included in the tabulation of the voting results for the election of directors or for purposes of determining the number of votes cast with respect to a particular proposal.  Consequently, Broker Non‑Votes will not count as votes cast for purposes of Proposals Nos. 1, 2, 3 and 4.
Brokers have the discretion to vote such shares for which they have not received voting instructions from the beneficial owners on routine matters but not on non-routine matters.
The only routine matter up for vote this year is the ratification of the independent registered public accounting firm (Proposal No. 3).
A broker is prohibited from voting on a non-routine matter unless the broker receives specific voting instructions from the beneficial owner of the shares.  The election of directors (Proposal No. 1),  the advisory vote on executive compensation (Proposal No. 2)
and the approval of Amendment No. 1 to incentive plan (Proposal No. 4) are non-routine matters, and your broker cannot vote your shares on these proposals unless you have timely returned applicable voting instructions to your broker.
Abstentions have no effect on the outcome of voting for Proposal No. 1, election of directors.  Abstentions are treated as shares present or represented and voting regarding
Proposals Nos. 2, 3 and 4, so abstentions have the same effect as negative votes on those proposals.
A summary of the voting provisions, provided a valid quorum is present or represented at the 2026 Annual Meeting, for the matters described in “What is the purpose of the Annual
Meeting?” is as follows:

Energy Recovery, Inc. — 2026 Proxy Statement | 110

Proposal No.	Vote	Board Voting Recommendation	Routine or Non- Routine (1)	Discretionary Voting by Broker Permitted?	Vote Required for Approval	Impact of Abstention	Impact of Broker Non-votes (Uninstructed Shares)
1	Election of the director nominees	FOR	Non- routine	No	Plurality (2)	No impact	No impact

2	Advisory, non- binding approval of executive compensation	FOR	Non- routine	No	Majority of shares present or represented by proxy and entitled to vote	Has the same effect as a vote against	No impact

3	Ratification of independent public accountants	FOR	Routine	Yes	Majority of shares present or represented by proxy and entitled to vote	Has the same effect as a vote against	Broker has the discretion to vote

4	Approval of amendment to incentive plan	FOR	Non- routine	No	Majority of shares present or represented by proxy and entitled to vote	Has the same effect as a vote against	No impact

(1)“Routine” means if you hold your shares in street name, your broker may vote your shares for you absent any other instructions from you.  “Non-routine” means if you hold your shares in street name, your broker may not vote your shares for you.
(2)“Plurality” means that the nominees who receive the largest number of votes cast “for” are elected as directors.  Accordingly, the six nominees receiving the highest number of affirmative votes will be elected as the directors to serve until the 2027 Annual Meeting.  Abstentions and broker non‑votes will have no effect on the outcome of the vote.
Q:Who counts or tabulates the votes?
A:The votes of stockholders attending the 2026 Annual Meeting and voting in person will be counted or tabulated by an independent inspector of election.  For the 2026 Annual
Meeting, a representative of Broadridge Investor Communications Solutions, Inc. will tabulate votes cast by proxy and in person.
Q:How do I access the proxy materials and annual report via the Internet?
A:A Notice will be mailed or emailed with instructions on how to access proxy materials via the Internet.  This Proxy Statement, the 2025 Annual Report, and related proxy materials for the 2026 Annual Meeting to be held on June 4, 2026 will also be available electronically at
http://ir.energyrecovery.com.

Energy Recovery, Inc. — 2026 Proxy Statement | 111

If you have previously chosen to receive the proxy materials via the Internet, you will be receiving an e-mail on or about April 20, 2026 with information on how to access stockholder information and instructions for voting over the Internet.  Stockholders of record may vote via the Internet until 11:59 p.m. Eastern Daylight Time (8:59 p.m. Pacific
Daylight Time) on June 3, 2026.
If your shares are registered in the name of a brokerage firm and you have not elected to receive proxy materials over the Internet, you may still be eligible to vote shares electronically over the Internet.  Many brokerage firms participate in programs that provide eligible stockholders who receive a paper copy of this Proxy Statement and 2025 Annual
Report the opportunity to vote via the Internet.  If your brokerage firm participates in such a program, a form from the broker will provide voting instructions.
Stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies.  Stockholders of record wishing to receive future stockholder materials electronically can elect this option by following the instructions provided when voting over the Internet at www.proxyvote.com.
Upon electing to view future proxy statements and annual reports over the Internet, you will receive an e-mail notification next year with instructions containing the Internet address of those materials.  The choice to view future proxy statements and annual reports over the Internet will remain in effect until you contact your broker or the Company to rescind the instructions.  Internet access does not have to be elected each year.
Stockholders who elected to receive this Proxy Statement electronically over the Internet and who would now like to receive a paper copy of this Proxy Statement so that they may submit a paper proxy in lieu of an electronic proxy should contact either their broker or the
Company.
Q:What should I do if I get more than one proxy or voting instruction card?
A:Stockholders may receive more than one set of voting materials, including multiple copies of the proxy materials and multiple Notices, proxy cards or voting instruction cards.  For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials for each brokerage account in which shares are held.
Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials or one Notice.  You should vote in accordance with all of the proxy cards and voting instruction cards you receive relating to the 2026 Annual
Meeting to ensure that all of your shares are counted.
Q:I share an address with another stockholder, and we received only one paper copy of the proxy materials.  How may I obtain an additional copy of the proxy materials?
A:The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single Proxy Statement addressed to those stockholders.  This process is commonly referred to as “house-holding.”

Energy Recovery, Inc. — 2026 Proxy Statement | 112

Brokers with account holders who are the Company’s stockholders may be house-holding the Company’s proxy materials.  A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker that it will be house-holding communications to your address, house-holding will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in house-holding.
If, at any time, you no longer wish to participate in house-holding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker,
(2) direct your written request to: Energy Recovery, Inc., Attn: Investor Relations,
1717 Doolittle Drive, San Leandro, CA 94577 or (3) contact the Company’s Investor Relations department by email at IR@energyrecover.com or by telephone at (281) 962-8105.
Stockholders who receive multiple copies of the proxy statement or annual report at their address and would like to request house-holding of their communications should contact their broker.  In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of the documents was delivered.
Q:What if I have questions about my Energy Recovery shares or need to change my mailing address?
A:You may contact the Company’s transfer agent, Equiniti Trust Company, LLC, by telephone at (800) 937-5449 (U.S.) or (718) 921-8124 (outside the U.S.), by email to
helpast@equiniti.com or by website at https://equiniti.com/us/ast-access, if you have questions about your Energy Recovery shares or need to change your mailing address.
Q:Where can I find the voting results of the Annual Meeting?
A:The Company will announce preliminary voting results at the 2026 Annual Meeting.  The
Company will also disclose voting results on a Current Report on Form 8-K that the
Company will file with the SEC within four business days after the 2026 Annual Meeting.  If final voting results are not available to the Company in time to file a Current Report on
Form 8‑K within four business days after the 2026 Annual Meeting, the Company will file a
Current Report on Form 8‑K to publish preliminary results and will provide the final results in an amendment to this Current Report on Form 8-K as soon as they become available.

Energy Recovery, Inc. — 2026 Proxy Statement | 113

RELATED PERSON POLICIES AND TRANSACTIONS
The NASDAQ listing rules require that the Company, on an ongoing basis, conduct appropriate reviews of all related-person transactions for potential conflict-of-interest situations.  The Audit Committee charter provides that the committee’s responsibilities include the review of all related party transactions required to be disclosed pursuant to Item 404 of
Regulation S-K promulgated under the Securities Act of 1933, as amended, and to determine whether to approve the transactions.  In determining whether a related party transaction will be approved, the Audit Committee will consider several factors, including without limitation:
(a) the benefits to the Company; (b) the impact on a director’s independence in the event the related party is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer; (c) the availability of other sources for comparable products or services; (d) the terms of the transaction; and (e) the terms available to unrelated third parties or to employees generally.
Related party transactions are, subject to certain limited exceptions, any transaction, arrangement or relationship in which the Company is a participant and the amount involved exceeds $120,000, and the related party had, has or will have a direct or indirect material interest.  Related party includes: (a) any person who is or was (at any time during the last fiscal year) an executive officer, director or nominee for election as a director; (b) any person or group who is a beneficial owner of 5% or more of the Company’s voting securities; (c) any immediate family member of a person described in clauses (a) or (b) of this sentence; or (d) any entity in which any of the foregoing persons is employed, is a director, executive officer or partner, or is in a similar position, or in which such person, together with all other “related parties,” have in the aggregate 5% or greater beneficial ownership interest.
The Board’s Nominating & Corporate Governance Committee charter also provides that the Nominating & Corporate Governance Committee will review potential conflicts of interest.
In addition, the Code of Business Conduct and Ethics provides that each employee and non-
employee director is expected to disclose potential conflicts of interest involving that individual or the individual’s family members to a supervisor, executive officer or member of the Audit
Committee as described in the Code of Business Conduct and Ethics.
Notwithstanding the foregoing, all compensation-related matters must be approved by the Compensation Committee of the Board of Directors or recommended by the Compensation
Committee to the Board of Directors for its approval.
During fiscal 2025, the Company did not enter into any transactions with related parties that required review, approval or ratification by the Board of Directors as described above.

Energy Recovery, Inc. — 2026 Proxy Statement | 114

REQUIREMENTS FOR STOCKHOLDER PROPOSALS
Requirements for Stockholder Proposals to be Brought Before an
Annual Meeting
For stockholder proposals to be considered properly brought before an annual meeting, the stockholder must have given timely notice in writing to the Corporate Secretary of the
Company and otherwise comply with the provisions of the Bylaws regarding the requirements for stockholder proposals to be brought before an annual meeting.  Under the Bylaws, to be timely for the annual meeting of stockholders to be held in 2027, a stockholder’s notice must generally be delivered to or mailed and received by the Secretary of the Company at the principal executive offices of the Company between November 23, 2026 and December 21,
2026.  Also under the Bylaws, a stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting: (a) the name and record address of the stockholder who intends to propose the business and the class or series and number of shares of the Company’s capital stock that are owned beneficially or of record by such stockholder; (b) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of the stockholder, or any affiliates or associates of such stockholder, with respect to stock of the Company; (c) whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock of the Company) has been made by or on behalf of the stockholder, or any affiliates or associates of such stockholder, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of stock price changes for, such stockholder, or any affiliates or associates of such stockholder, or to increase or decrease the voting power or pecuniary or economic interest of such stockholder, or any affiliates or associates of such stockholder, with respect to stock of the Company; (d) a representation that the stockholder is a holder of record of Energy Recovery stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice; (e) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (f) any material interest of the stockholder in such business; and (g) any other information that is required to be provided by the stockholder under applicable SEC regulations.  Information with respect to the requirements for stockholder nominations for candidates to serve as a director of the Company is set forth above under “Committees of the Board of Directors – The Nominating & Corporate
Governance Committee.”

Energy Recovery, Inc. — 2026 Proxy Statement | 115

Requirements for Stockholder Proposals to be Considered for
Inclusion in the Company’s Proxy Materials
Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, and intended to be presented at the 2027 Annual Meeting, must be received by the Corporate
Secretary of the Company (at Energy Recovery, Inc., Attn: Corporate Secretary, 1717 Doolittle
Drive, San Leandro, California 94577) no later than December 21, 2026 in order to be considered for inclusion in the Company’s proxy materials for that meeting.
Requirements for Proxy Access
In addition, the Bylaws permit certain of the Company’s stockholders who have beneficially owned 3% or more of the Company outstanding common stock continuously for at least three years to submit nominations to be included in the Company’s proxy materials for a number not to exceed the greater of two (2) or twenty percent (20%) of the total number of directors then serving.  Notice of proxy access director nominations for the 2027 Annual
Meeting must be delivered to the Company’s Corporate Secretary at the Company (at Energy
Recovery, Inc., Attn: Corporate Secretary, 1717 Doolittle Drive, San Leandro, California 94577)
no earlier than November 23, 2026 and no later than the close of business on December 21,
2026.  The notice must set forth the information required by the Bylaws with respect to each proxy access director nomination that eligible stockholder or stockholders intend to present at the 2027 Annual Meeting and must otherwise be in compliance with the Bylaws.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% of the Company’s common stock (collectively “Reporting
Persons”) to file reports of ownership and changes in ownership of the Company’s common stock.  Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports that they file.
Based solely on the Company’s review of copies of the reports the Company has’ received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in the Company’s common stock during the year ended December 31, 2025, except for Mr. Ramanan who filed a late report due to an administrative error on March 12, 2025.

Energy Recovery, Inc. — 2026 Proxy Statement | 116

Other
The Board does not know of any other matters to be presented at the 2026 Annual
Meeting.  If any additional matters are properly presented or otherwise allowed to be considered at the 2026 Annual Meeting, the persons named in the enclosed proxy will have discretion to vote shares they represent in accordance with their own judgment on such matters.
It is important that your shares be represented at the meeting, regardless of the number of shares that you hold.  You are, therefore, urged to submit your proxy or voting instructions at your earliest convenience.
Forward-Looking Statements
This Proxy Statement contains forward-looking statements within the “safe harbor”
provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements in this report include, but are not limited to, statements about the Company’s expectations, objectives, anticipations, plans, hopes, beliefs, intentions or strategies regarding the future.
Forward-looking statements represent the Company’s current expectations about future events, are based on assumptions, and involve risks and uncertainties.  If the risks or uncertainties occur or the assumptions prove incorrect, then the Company’s results may differ materially from those set forth or implied by the forward-looking statements.  The Company’s forward-looking statements are not guarantees of future performance or events and it is important to note that the Company’s actual results could differ materially from the results set forth or implied by its forward-looking statements.
Words such as “expects,” “anticipates,” “aims,” “projects,” “intends,” “plans,” “believes,”
“estimates,” “seeks,” “continue,” “could,” “may,” “potential,” “should,” “will,” “would,”
variations of such words and similar expressions are also intended to identify such forward-
looking statements.  These forward-looking statements are subject to risks, uncertainties and assumptions that are difficult to predict.  Readers are directed to risks and uncertainties identified under the heading Item 1A, “Risk Factors,” in the Company’s 2025 Annual Reports on
Form 10-K, filed with the SEC on February 26, 2026, for factors that may cause actual results to be different from those expressed in these forward-looking statements.  Except as required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

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ANNUAL REPORT
The 2025 Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the
“2025 Annual Report”) as filed with the SEC is being furnished to stockholders concurrently herewith, is being mailed with this Proxy Statement to those stockholders that request to receive a copy of the proxy materials in the mail.  Stockholders that received the Notice of
Internet Availability of Proxy Materials can access this Proxy Statement and the 2025 Annual
Report at www.proxyvote.com, which does not have “cookies” that identify visitors to the site.
Requests for copies of the 2025 Annual Report may also be directed to the Corporate Secretary
(at Energy Recovery, Inc., Attn: Corporate Secretary, 1717 Doolittle Drive, San Leandro, CA
94577).
The Company filed the 2025 Annual Report filed with the SEC on February 26, 2026. It is available free of charge at the SEC’s web site at www.sec.gov.  Upon written request by an
Energy Recovery stockholder, the Company will mail without charge a copy of the 2025 Annual
Report, including the financial statements and financial statement schedules, but excluding exhibits to the 2025 Annual Report.  Exhibits to the 2025 Annual Report are available upon payment of a reasonable fee, which is limited to the Company’s expenses in furnishing the requested exhibit(s).  All requests should be directed to the Corporate Secretary (at Energy
Recovery, Inc., Attn: Corporate Secretary, 1717 Doolittle Drive, San Leandro, CA 94577).

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APPENDIX A
ENERGY RECOVERY, INC.
2020 INCENTIVE PLAN
(As Amended and Restated Effective April 15, 2026)
SECTION 1. PURPOSE
The purpose of the Energy Recovery, Inc. 2020 Incentive Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its Related Companies to focus on critical long-range objectives, (b) encouraging the attraction and retention of such persons with exceptional qualifications, and (c) linking such persons directly to stockholder interests through increased stock ownership.
SECTION 2. DEFINITIONS
Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.
SECTION 3. ADMINISTRATION
3.1Administration of the Plan
(a)The Plan shall be administered by the Board or the Compensation Committee. The
Board will cause the Compensation Committee to be composed of two or more directors and to satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed. For purposes of Awards to Participants who are subject to Section 16 of the
Exchange Act, Compensation Committee means all of the members of the Compensation
Committee who are “non-employee directors” within the meaning of Rule 16b-3(b)(3)
promulgated under the Exchange Act or any successor definition adopted by the Securities and
Exchange Commission. Awards to Nonemployee Directors shall be made by the Board upon recommendation of the Compensation Committee.

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(b)Notwithstanding the foregoing, the Board may delegate concurrent responsibility for administering the Plan, including with respect to designated classes of Eligible Persons, to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate, except with respect to Awards granted to
Participants who are subject to Section 16 of the Exchange Act. Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board or the Compensation Committee may authorize one or more officers of the Company to grant or amend Awards to designated classes of Eligible Persons, within limits specifically prescribed by the Board or the
Compensation Committee; provided, however, that no such officer shall have or obtain authority to grant Awards to himself or herself or to any Participants who are subject to Section
16 of the Exchange Act. For the avoidance of doubt, provided it meets the limitation in the preceding sentence, this delegation shall include the right to modify Awards as necessary to accommodate changes in laws or regulations, including in jurisdictions outside the United
States. Any delegation hereunder shall be subject to the restrictions and limits that the Board or the Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegate. At all times, any delegate appointed under this Section 3.1(b) shall serve in such capacity at the pleasure of the Board or the
Committee.
(c)All references in the Plan to the “Committee” shall be, as applicable, to the Board, the Compensation Committee or any other committee or any officer to whom authority has been delegated to administer the Plan.
3.2Administration and Interpretation by the Committee
(a)Except for the terms and conditions explicitly set forth in the Plan and to the extent permitted by applicable law, the Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board or a Committee composed of members of the Board, to (i) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of shares of Common Stock to be covered by each
Award granted under the Plan; (iv) determine the terms and conditions of any Award granted under the Plan; (v) approve the forms of notice or agreement for use under the Plan; (vi)
amend, modify, suspend, discontinue or terminate the Plan, waive any restrictions or conditions applicable to any Award or amend or modify the terms and conditions of any outstanding Award; (vii) determine whether, to what extent and under what circumstances
Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (viii) interpret and administer the Plan and any instrument evidencing an Award, notice or agreement executed or entered into under the Plan; (ix) establish such rules and regulations as it shall deem appropriate for the proper administration and operation of the
Plan; (x) delegate ministerial duties to such of the Company’s employees as it so determines;
and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

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(b)In no event, however, shall the Committee have the right, without stockholder approval, to (i) lower the exercise or grant price of an Option or SAR after it is granted, except in connection with adjustments provided in Section 15.1 of the Plan; (ii) take any other action that is treated as a repricing under generally accepted accounting principles; or (iii) cancel an Option or SAR at a time when its exercise or grant price exceeds the Fair Market Value of the underlying stock in exchange for cash, another option, stock appreciation right, restricted stock, restricted stock unit or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction.
(c)The effect on the vesting of an Award of a Company-approved leave of absence or a Participant’s reduction in hours of employment or service shall be determined by the
Company’s General Counsel or, with respect to directors or executive officers, by the
Compensation Committee, whose determination shall be final.
(d)Decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, any Participant, any stockholder and any Eligible Person. A majority of the members of the Committee may determine its actions.
SECTION 4. SHARES SUBJECT TO THE PLAN
4.1Authorized Number of Shares
Subject to adjustment from time to time as provided in Section 15.1 of the Plan, the number of shares of Common Stock available for issuance under the Plan shall be:
(a)9,500,000 shares; plus
(b)(i) up to 1,394,727 authorized shares available for issuance and not issued or subject to outstanding awards under the Company’s 2016 Incentive Plan as of the Effective
Date, which shares shall cease to be set aside or reserved for issuance pursuant to the 2016
Incentive Plan effective on the Effective Date and shall instead be set aside and reserved for issuance pursuant to the Plan, and (ii) up to 4,954,723 shares subject to outstanding awards under the 2016 Incentive Plan and the 2008 Equity Incentive Plan (the “Prior Plans”) as of the
Effective Date that cease to be subject to such awards following the Effective Date (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested or nonforfeitable shares), which shares shall cease to be set aside or reserved for issuance pursuant to the Prior Plans effective on the date upon which they cease to be so subject to such awards and shall instead be set aside and reserved for issuance pursuant to the
Plan.
No awards may be granted under the 2016 Incentive Plan after the Effective Date.
Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.

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4.2Share Usage
(a)If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited to the Company, the shares subject to such Awards and the forfeited shares shall again be available for issuance under the Plan. The following shares shall not again become available for issuance under the Plan: (i) shares of Common Stock tendered by a
Participant or retained by the Company as full or partial payment to the Company upon exercise of an Option, (ii) shares of Common Stock reserved for issuance upon grant of SARs, to the extent the number of reserved shares exceeds the number of shares actually issued upon exercise of the SARs, and (iii) shares of Common Stock withheld by, or otherwise tendered to, the Company to satisfy a Participant’s tax withholding obligations in connection with an Award.
The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject to or paid with respect to an Award.
(b)The Committee shall also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.
(c)Notwithstanding any other provision of the Plan to the contrary, the Committee may grant Substitute Awards under the Plan. Substitute Awards shall not reduce the number of shares authorized for issuance under the Plan. In the event that an Acquired Entity has shares available for awards or grants under one or more preexisting plans not adopted in contemplation of such acquisition or combination, then, to the extent determined by the Board or the Compensation Committee, the shares available for grant pursuant to the terms of such preexisting plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to holders of common stock of the entities that are parties to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock authorized for issuance under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of such preexisting plans, absent the acquisition or combination, and shall be made only to individuals who were not employees or directors of the
Company or a Related Company prior to such acquisition or combination. In the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation is completed is approved by the Board and that agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired
Entity, those terms and conditions shall be deemed to be the action of the Committee without any further action by the Committee, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be
Participants.

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4.3Maximum Awards
The maximum Common Stock amounts in this Section 4.3 are subject to adjustment under
Section 15.1 of the Plan and are subject to the Plan maximum set forth in Section 4.1 of the
Plan.
(a)Limit on Awards to Participants
(i)No Participant may be granted Options or Stock Appreciation Rights in any calendar year period with respect to more than an aggregate of 500,000 shares of Common
Stock for such Awards, except that the Company may make additional one-time grants of such
Awards for up to an aggregate of 300,000 shares to newly hired or newly promoted individuals.
(ii)No Participant may be granted Awards other than Options, Stock
Appreciation Rights, Performance Units or other Awards denominated in cash or other property in any calendar year period with respect to more than an aggregate of 500,000 shares of
Common Stock for such Awards, except that the Company may make additional one-time grants of such Awards for up to 300,000 shares to newly hired or newly promoted individuals.
(iii)The maximum dollar value payable with respect to Performance Units or other Awards denominated in cash or other property subject to Section 16 of the Plan granted to any Participant in any one calendar year is $7,500,000.
(b)Limit on Awards to Nonemployee Directors. Notwithstanding any provision in the
Plan to the contrary, the aggregate amount of all compensation granted or paid, as applicable, to any individual for service as a Nonemployee Director during any fiscal year of the Company, including any Awards granted (based on grant date fair value computed as of the date of grant in accordance with applicable financial accounting rules) and any cash retainer or fees paid or provided for service on the Board or any committee thereof, or any Award granted in lieu of any such cash retainer or meeting fee, shall not exceed $500,000. The Board may make an exception to the limit in this Section 4.3(a) for any Nonemployee Director in extraordinary circumstances, as the Board may determine in its discretion, provided that any Nonemployee
Director who is granted or paid such additional compensation may not participate in the decision to grant or pay such additional compensation.
(c)Incentive Stock Options. The maximum number of shares of Common Stock that may be issued upon the exercise of Incentive Stock Options shall be 4,500,000 shares.

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SECTION5. ELIGIBILITY
5.1General
An Award may be granted to any employee, officer or director of the Company or a
Related Company whom the Committee from time to time selects. An Award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Related Company that (a) are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.
5.2Non-U.S. Participants
Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries outside the United States in which the Company and its Related Companies operate or have Eligible Persons, the Committee, in its sole discretion, shall have the power and authority to (i) determine which Related Companies shall be covered by the Plan; (ii) determine which Eligible Persons outside the United States are eligible to participate in the Plan; (iii)
modify the terms and conditions of any Award granted to Eligible Persons outside the United
States to comply with applicable laws of jurisdictions outside of the United States; (iv) establish subplans and modify exercise procedures and other terms and procedures and rules, to the extent such actions may be necessary or advisable, including adoption of rules, procedures or subplans applicable to particular Related Companies or Eligible Persons residing in particular locations; provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 4 of the Plan; and (v) take any action, before or after an
Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules, procedures and subplans with provisions that limit or modify rights on death, disability or termination of employment, available methods of exercise or settlement of an Award, payment of income, social insurance contributions and payroll taxes, the shifting of employer tax liability to the Participant, withholding procedures, the conversion of local currency and handling of any stock certificates or other indicia of ownership which may vary with local requirements. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statute or any other applicable law.
SECTION 6. AWARDS
6.1Form, Grant and Settlement of Awards
The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone or in addition to or in tandem with any other type of Award. Any Award settlement may be subject to such conditions, restrictions and contingencies as the Committee shall determine.

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6.2Evidence of Awards
Awards granted under the Plan shall be evidenced by a written, including an electronic, instrument that shall contain such terms, conditions, limitations and restrictions as the
Committee shall deem advisable and that are not inconsistent with the Plan.
6.3Minimum Vesting
The Committee may provide for such vesting conditions for an Award as it may determine, except that, subject to adjustment as provided in Section 15.1, the aggregate number of shares that may be issued pursuant to Awards granted under the Plan that contain no restrictions or restrictions based solely on continuous employment or services over less than one year shall not exceed 5% of the aggregate maximum number of shares specified in Section 4.1 This limitation will not, however, apply in the following situations: (i) upon a Change in Control; (ii)
termination of employment due to death or Disability; and (iii) a Substitute Award.
6.4Dividends and Distributions
Participants may, if the Committee so determines other than with respect to Options or
Stock Appreciation Rights, be credited with dividends or dividend equivalents for dividends paid with respect to shares of Common Stock underlying an Award in a manner determined by the
Committee in its sole discretion; provided, however, that any such credited dividends or dividend equivalents shall accrue and be paid only to the extent the Award becomes vested or payable. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common
Stock, Restricted Stock or Stock Units. Notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on Restricted Stock must comply with or qualify for an exemption under Section 409A.
SECTION 7. OPTIONS
7.1Grant of Options
The Committee may grant Options designated as Incentive Stock Options or Nonqualified
Stock Options.
7.2Option Exercise Price
Options shall be granted with an exercise price per share not less than 100% of the Fair
Market Value of the Common Stock on the Grant Date (and such exercise price shall not be less than the minimum exercise price required by Code Section 422 with respect to Incentive Stock
Options), except in the case of Substitute Awards.

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7.3Term of Options
Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option shall be ten years from the Grant Date.
7.4Exercise of Options
The Committee shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable.
To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery, as directed by the Company, to the Company or a brokerage firm designated or approved by the Company of a properly executed stock option exercise agreement or notice, in a form and in accordance with procedures established by the Committee, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement or notice, if any, and such representations and agreements as may be required by the Committee, accompanied by payment in full as described in Section 7.5 of the Plan. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Committee.
7.5Payment of Exercise Price
The exercise price for shares purchased under an Option shall be paid in full to the
Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the
Committee for that purchase, which forms may include:
(a)cash;
(b)check or wire transfer;
(c)having the Company withhold shares of Common Stock that would otherwise be issued on exercise of the Option that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;
(d)tendering (either actually or, so long as the Common Stock is registered under
Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock owned by the Participant that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

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(e)so long as the Common Stock is registered under Section 12(b) or 12(g) of the
Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise agreement or notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve
Board; or
(f)such other consideration as the Committee may permit.
7.6Effect of Termination of Service
(a)The Committee shall establish and set forth in each instrument that evidences an
Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time.
(b)If the exercise of the Option following a Participant’s Termination of Service, but while the Option is otherwise exercisable, would be prohibited solely because the issuance of
Common Stock would violate the registration requirements under the Securities Act or similar requirements under the laws of any state or foreign jurisdiction, then the Option shall remain exercisable until the earlier of (i) the Option Expiration Date and (ii) the expiration of a period of three months (or such longer period of time as determined by the Committee in its sole discretion) after the Participant’s Termination of Service during which the exercise of the
Option would not be in violation of such Securities Act or other requirements.
SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS
Notwithstanding any other provision of the Plan to the contrary, the terms and conditions of any Incentive Stock Options shall in addition comply in all respects with Code Section 422, or any successor provision, and any applicable regulations thereunder. If the stockholders of the
Company do not approve the Plan within 12 months after the Board’s adoption of the Plan (or the Board’s adoption of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Code Section 422), Incentive Stock Options granted under the Plan after the date of the Board’s adoption (or approval) will be treated as Nonqualified Stock Options. No
Incentive Stock Options may be granted more than ten years after the earlier of the approval by the Board or the stockholders of the Plan (or any amendment to the Plan that constitutes the adoption of a new plan for purposes of Code Section 422). In interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Code Section 422.

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SECTION 9. STOCK APPRECIATION RIGHTS
9.1Grant of Stock Appreciation Rights
The Committee may grant Stock Appreciation Rights to Participants at any time on such terms and conditions as the Committee shall determine in its sole discretion. An SAR may be granted in tandem with an Option or alone (“freestanding”). The grant price of a tandem SAR shall be equal to the exercise price of the related Option. The grant price of a freestanding SAR shall be established in accordance with the procedures for Options set forth in Section 7.2 of the Plan. An SAR may be exercised upon such terms and conditions and for such term as the
Committee determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the maximum term of a freestanding SAR shall be ten years, and in the case of a tandem SAR,
(a) the term shall not exceed the term of the related Option and (b) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable. An
SAR agreement may provide for an automatic exercise of the SAR subject to any applicable requirements.
9.2Payment of SAR Amount
Upon the exercise of an SAR, a Participant shall be entitled to receive payment in an amount determined by multiplying (a) the difference between the Fair Market Value of the
Common Stock on the date of exercise over the grant price of the SAR by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Committee as set forth in the instrument evidencing the Award, the payment upon exercise of an SAR may be in cash, in shares, in some combination thereof or in any other manner approved by the
Committee in its sole discretion.

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SECTION 10. STOCK AWARDS, RESTRICTED STOCK AND STOCK UNITS
10.1Grant of Stock Awards, Restricted Stock and Stock Units
The Committee may grant Stock Awards, Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous employment or service with the Company or a Related Company or the achievement of any performance goals, as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the
Award.
10.2Vesting of Restricted Stock and Stock Units
Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to
Restricted Stock or Stock Units, or upon a Participant’s release from any terms, conditions and restrictions on Restricted Stock or Stock Units, as determined by the Committee (a) the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant, and (b) Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Awards, in cash or a combination of cash and shares of Common
Stock. Any fractional shares subject to such Awards shall be paid to the Participant in cash.

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SECTION 11. PERFORMANCE AWARDS
11.1Performance Shares
The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance
Shares and the terms and conditions of each such Award. Performance Shares shall consist of a unit valued by reference to a designated number of shares of Common Stock, the value of which may be paid to the Participant by delivery of shares of Common Stock or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of Performance Measures, as established by the
Committee, and other terms and conditions specified by the Committee. The amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.
11.2Performance Units
The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall consist of a unit valued by reference to a designated amount of property other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of Performance Measures, as established by the
Committee, and other terms and conditions specified by the Committee. The amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.
SECTION 12. OTHER STOCK- OR CASH-BASED AWARDS
Subject to the terms of the Plan and such other terms and conditions as the Committee deems appropriate, the Committee may grant other incentives denominated in cash, shares of
Common Stock or other property under the Plan, which incentives may be paid to the
Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, subject to the terms and conditions specified by the Committee.
SECTION 13. WITHHOLDING
(a)The Company or any Related Company may require the Participant to pay to the
Company or any Related Company, as applicable, the amount of (i) any taxes that the Company or any Related Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award (“tax withholding obligations”) and
(ii) any amounts due from the Participant to the Company or to any Related Company (“other obligations”). Notwithstanding any other provision of the Plan to the contrary, the Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.

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(b)The Committee may permit or require a Participant to satisfy all or part of the
Participant’s tax withholding obligations and other obligations by (i) paying cash to the
Company or a Related Company, as applicable, (ii) having the Company or a Related Company, as applicable, withhold an amount from any cash amounts otherwise due or to become due from the Company or a Related Company, as applicable, to the Participant, (iii) having the
Company withhold a number of shares of Common Stock that would otherwise be issued to the
Participant (or become vested, in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, or (iv) surrendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations and other obligations. The value of the shares so withheld or tendered may not exceed the employer’s minimum required tax withholding rate or such other applicable rate as may be approved by the Committee so long as such withholding does not result in adverse treatment for financial accounting purposes.
SECTION 14. ASSIGNABILITY
No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a
Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent the Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant’s death. During a Participant’s lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing and to the extent permitted by Code Section 422, the Committee, in its sole discretion, may permit a
Participant to assign or transfer an Award subject to such terms and conditions as the
Committee shall specify.
SECTION 15. ADJUSTMENTS
15.1Adjustment of Shares
In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (i) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or (ii) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, or in the event of an extraordinary cash dividend, then the Committee shall make proportional adjustments in (1)
the maximum number and kind of securities available for issuance under the Plan; (2) the maximum number and kind of securities set forth in Section 4.3 of the Plan; and (3) the number and kind of securities that are subject to any outstanding Award and/or the per share price of such securities. The determination by the Committee, as to the terms of any of the foregoing adjustments shall be conclusive and binding.

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Notwithstanding the foregoing provisions of this Section 15.1, the issuance by the
Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards. Also notwithstanding the foregoing, a dissolution or liquidation of the Company, a reorganization or a Change in Control shall not be governed by this Section 15.1 but shall be governed by Sections
15.2, 15.3 and 15.4, respectively.
15.2Dissolution or Liquidation
To the extent not previously exercised or settled, and unless otherwise determined by the
Committee in its sole discretion, Awards shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a vesting condition, forfeiture provision or repurchase right applicable to an Award has not been waived by the Committee, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.
15.3Reorganization
Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company,
in the event that the Company is a party to a merger or consolidation, all outstanding Awards shall be subject to the agreement of merger or consolidation approved by the Board, provided that such agreement shall provide for one or more of the following:
(a)The continuation of such outstanding Awards by the Company (if the Company is the surviving corporation).
(b)The assumption of such outstanding Awards by the surviving company or its parent, provided that the assumption of Options or SARs shall comply with Code Section 424(a)
if the Options are Incentive Stock Options, and shall comply with Treasury Regulation Section
1.409A-1(b)(5)(v)(D) if the Options are Nonqualified Stock Options.
(c)The substitution by the surviving company or its parent of new awards for such outstanding Awards, provided that the substitution of Options or SARs shall comply with Code
Section 424(a) if the Options are Incentive Stock Options, and shall comply with Treasury
Regulation Section 1.409A-1(b)(5)(v)(D) if the Options are Nonqualified Stock Options.

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(d)The acceleration of the exercisability of 100% of the then unexercisable portion of such Options and SARs and acceleration of vesting of 100% of the then unvested portion of the
Common Stock subject to such Options and SARs. The acceleration of exercisability of such
Options and SARs and vesting of such Common Stock shall be contingent on the closing of such merger or consolidation. The Optionee shall be able to exercise such Options and SARs during a period of not less than five full business days preceding the closing date of such merger or consolidation, unless (i) a shorter period is required to permit a timely closing of such merger or consolidation and (ii) such shorter period still offers the Optionees a reasonable opportunity to exercise such Options and SARs. Any exercise of such Options and SARs during such period may be contingent on the closing of such merger or consolidation.
(e)The cancellation of outstanding Options and SARs and a payment to the Optionees equal to the excess of (i) the fair market value of the Common Stock subject to such Options and SARs (whether or not such Options and SARs are then exercisable or such Common Stock is then vested) as of the closing date of such merger or consolidation over (ii) their exercise price.
Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving company or its parent with a fair market value equal to the required amount. Such payment may be subject to vesting based on the Optionee’s continuing employment or service, provided that the vesting schedule shall not be less favorable to the Optionee than the schedule under which such Options and SARs would have become exercisable or such Common Stock would have vested. If the exercise price of the Common Stock subject to such Options and SARs exceeds the fair market value of such Common Stock, then such Options and SARs may be cancelled without making a payment to the Optionees. For purposes of this Section 15.3(e), the fair market value of any security shall be determined without regard to any vesting conditions that may apply to such security.
(f)The cancellation of outstanding Stock Units and a payment to the Participants equal to the fair market value of the Common Stock subject to such Stock Units (whether or not such Stock Units are then vested) as of the closing date of such merger or consolidation. Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving company or its parent with a fair market value equal to the required amount. Such payment may be subject to vesting based on the Participant’s continuing employment or service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which such Stock Units would have vested. For purposes of this Section 15.3(f), the fair market value of any security shall be determined without regard to any vesting conditions that may apply to such security.
15.4Acceleration
The Committee shall have the discretion, exercisable either at the time the Award is granted or at any time while the Award remains outstanding, to provide for the automatic acceleration of vesting upon the occurrence of a Change in Control, whether or not the Award is to be assumed or replaced in the Change in Control, or in connection with a termination of a
Participant’s service following a Change in Control.

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15.5Further Adjustment of Awards
Subject to Sections 15.2, 15.3 and 15.4 of the Plan, the Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or change in control of the Company, as defined by the Committee, to take such further action as it determines to be necessary or advisable with respect to Awards.
Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Committee may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change in control that is the reason for such action.
15.6No Limitations
The grant of Awards shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.
15.7No Fractional Shares
In the event of any adjustment in the number of shares covered by any Award, each such
Award shall cover only the number of full shares resulting from such adjustment, and any fractional shares resulting from such adjustment shall be disregarded.
15.8Section 409A
Notwithstanding any other provision of the Plan to the contrary, (a) any adjustments made pursuant to this Section 15 to Awards that are considered “deferred compensation”
within the meaning of Section 409A shall be made in compliance with the requirements of
Section 409A, and (b) any adjustments made pursuant to this Section 15 to Awards that are not considered “deferred compensation” subject to Section 409A shall be made in such a manner as to ensure that after such adjustment the Awards either (i) continue not to be subject to
Section 409A or (ii) comply with the requirements of Section 409A.

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SECTION 16. AMENDMENT AND TERMINATION
16.1Amendment, Suspension or Termination
The Board or the Compensation Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the Plan; and provided, further, that any amendment that requires stockholder approval may be made only by the Board.
Subject to Section 16.3 of the Plan, the Committee may amend the terms of any outstanding
Award, prospectively or retroactively.
16.2Term of the Plan
Unless sooner terminated as provided herein, the Plan shall terminate ten years from the
Effective Date. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.
16.3Consent of Participant
The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the
Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.
Notwithstanding the foregoing, any adjustments made pursuant to Section 15.1 of the Plan shall not be subject to these restrictions.
SECTION 17. GENERAL
17.1No Individual Rights
No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.
Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant’s employment or other relationship at any time, with or without cause.
17.2Issuance of Shares

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(a)Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction)
and the applicable requirements of any securities exchange or similar entity.
(b)The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.
(c)As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require (i) the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant’s own account and without any present intention to sell or distribute such shares and (ii) such other action or agreement by the Participant as may from time to time be necessary to comply with the federal, state and foreign securities laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided
(concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Committee may also require the Participant to execute and deliver to the
Company a purchase agreement or such other agreement as may be in use by the Company at such time that describes certain terms and conditions applicable to the shares.
(d)To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.
17.3Indemnification
Each person who is or shall have been a member of the Board, or a member of a committee appointed by the Board or an officer of the Company to whom authority was delegated in accordance with Section 3.1 of the Plan, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf, unless such loss, cost, liability or expense is a result of such person’s own willful misconduct or except as expressly provided by statute.

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The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s certificate of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.
17.4No Rights as a Stockholder
Unless otherwise provided by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement, no Award, other than a Stock Award or Restricted Stock, shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.
17.5Section 409A
(a)General. The Plan and Awards granted under the Plan are intended to be exempt from the requirements of Section 409A to the maximum extent possible, whether pursuant to the short-term deferral exception described in Treasury Regulation Section 1.409A-1(b)(4), the exclusion applicable to stock options and certain other equity-based compensation under
Treasury Regulation Section 1.409A-1(b)(5), or otherwise. To the extent Section 409A is applicable to the Plan or any Award granted under the Plan, it is intended that the Plan and any
Awards granted under the Plan comply with the deferral, payout and other limitations and restrictions imposed under Section 409A. Notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, the Plan and any Award granted under the
Plan shall be interpreted, operated and administered in a manner consistent with such intentions.
(b)Separation from Service; Six-Month Delay. Without limiting the generality of the foregoing, and notwithstanding any other provision of the Plan or any Award granted under the
Plan to the contrary, with respect to any payments and benefits under the Plan or any Award granted under the Plan to which Section 409A applies, all references in the Plan or any Award granted under the Plan to the termination of the Participant’s employment or service are intended to mean the Participant’s “separation from service,” within the meaning of Section
409A(a)(2)(A)(i). In addition, if the Participant is a “specified employee,” within the meaning of
Section 409A, then to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A, amounts that would otherwise be payable under the
Plan or any Award granted under the Plan during the six-month period immediately following the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i), shall not be paid to the Participant during such period, but shall instead be accumulated and paid to the Participant (or, in the event of the Participant’s death, the Participant’s estate) in a lump sum on the first business day after the earlier of the date that is six months following the
Participant’s separation from service or the Participant’s death.

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(c)Unilateral Amendment. Notwithstanding any other provision of the Plan to the contrary, the Committee, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Plan and any
Award granted under the Plan so that the Award qualifies for exemption from or complies with
Section 409A; provided that the Committee makes no undertaking to preclude Section 409A from applying to Awards granted under the Plan.
(d)No Guarantee of Tax Treatment. Notwithstanding any provision of the Plan to the contrary, the Company does not guarantee to any Participant or any other person(s) with an interest in an Award that (i) any Award intended to be exempt from Section 409A shall be so exempt, (ii) any Award intended to comply with Section 409A shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.
17.6No Trust or Fund
The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.
17.7Successors
All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.
17.8Severability
If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.
17.9Choice of Law and Venue
The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Delaware without giving effect to principles of conflicts of law. Participants irrevocably consent to the nonexclusive jurisdiction and venue of the state and federal courts located in the State of Delaware.

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17.10Legal Requirements
The granting of Awards and the issuance of shares of Common Stock under the Plan are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.
17.11Recoupment
Awards shall be subject to any policy adopted by the Company pursuant to the requirements of (i) Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection
Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations thereunder, (ii) similar rules under the laws of any other jurisdiction, (iii) any compensation recovery or clawback policies adopted by the Company to implement any such requirements, or (iv) any other compensation recovery or clawback policies as may be adopted from time to time by the Company, all to the extent determined by the Committee in its discretion to be applicable to a Participant.
SECTION18. EFFECTIVE DATE
The effective date (the “Effective Date”) is the date on which the Plan is approved by the stockholders of the Company. If the stockholders of the Company do not approve the Plan within 12 months after the Board’s adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Nonqualified Stock Options.
PLAN ADOPTION AND AMENDMENTS/ADJUSTMENTS
SUMMARY PAGE

Date of Board Action May 5, 2020	Action Initial Plan Adoption	Section/Effect of Amendment	Date of Shareholder Approval July 16, 2020
April 15, 2026	Amendment No.1	4.1

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APPENDIX A
DEFINITIONS
As used in the Plan,
“Acquired Entity” means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.
“Award” means any Option, Stock Appreciation Right, Stock Award, Restricted Stock,
Stock Unit, Performance Share, Performance Unit, cash-based award or other incentive payable in cash or in shares of Common Stock as may be designated by the Committee from time to time.
“Board” means the Board of Directors of the Company.
“Change in Control,” unless the Committee determines otherwise with respect to an
Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the
Company or a Related Company, means the occurrence of any of the following events:
(a)The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (i) the continuing or surviving entity and
(ii) any direct or indirect parent corporation of such continuing or surviving entity;
(b)The sale, transfer or other disposition of all or substantially all of the Company’s assets;
(c)A change in the composition of the Board, as a result of which fewer than 50% of the incumbent directors are directors who either:
(i)Had been directors of the Company on the date 12 months prior to the date of such change in the composition of the Board (the “Original Directors”); or
(ii)Were appointed to the Board, or nominated for election to the Board, with the affirmative votes of at least a majority of the aggregate of (A) the Original Directors who were in office at the time of their appointment or nomination and (B) the directors whose appointment or nomination was previously approved in a manner consistent with this
Subsection (ii); or

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(d)Any transaction as a result of which any person is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the
Company representing at least 50% of the total voting power represented by the Company’s then outstanding voting securities. For purposes of this Subsection (d), the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the
Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the
Common Stock of the Company.
A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Committee” has the meaning set forth in Section 3.1 of the Plan.
“Common Stock” means the common stock, par value $0.001 per share, of the Company.
“Company” means Energy Recovery, Inc., a Delaware corporation.
“Compensation Committee” means the Compensation Committee of the Board.
“Disability,” unless otherwise defined by the Committee for purposes of the Plan in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable to perform his or her material duties for the Company or a Related Company and to be engaged in any substantial gainful activity, in each case as determined by the Company’s
General Counsel or, in the case of directors and executive officers, the Compensation
Committee, whose determination shall be conclusive and binding.
“Effective Date” has the meaning set forth in Section 18 of the Plan.
“Eligible Person” means any person eligible to receive an Award as set forth in Section 5.1 of the Plan.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

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“Fair Market Value” means the closing price for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Committee using such methods or procedures as it may establish. The Committee may vary its determination of the Fair Market Value as provided in this paragraph depending on whether Fair Market Value is in reference to the grant, exercise, vesting, settlement or payout of an Award and, for Awards subject to Section 409A, as provided in Section 409A.
“Grant Date” means the later of (a) the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date specified by the
Committee and (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant
Date.
“Incentive Stock Option” means an Option granted with the intention that it qualify as an
“incentive stock option” as that term is defined for purposes of Code Section 422 or any successor provision.
“Nonemployee Director” means any member of the Board who is not an employee of the
Company.
“Nonqualified Stock Option” means an Option other than an Incentive Stock Option.
“Option” means a right to purchase Common Stock granted under Section 7 of the Plan.
“Option Expiration Date” means the last day of the maximum term of an Option.
“Optionee” means the holder of an Option.
“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.
“Participant” means any Eligible Person to whom an Award is granted.
“Performance Award” means an Award of Performance Shares or Performance Units granted under Section 11 of the Plan.

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“Performance Measures” means any measures of performance established by the
Committee in connection with the grant of an Award. performance measures may include, but are not limited to, one of or any combination of the following performance measures for the
Company as a whole or any business unit of the Company, as reported or calculated by the
Company: cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings per share; book value per share; operating income (including or excluding depreciation, amortization, items that are unusual in nature or infrequently occurring or both, restructuring charges or other expenses); revenues; operating margins; return on assets; return on equity; debt; debt plus equity; market or economic value added; stock price appreciation; total stockholder return; cost control; strategic initiatives;
market share; net income; return on invested capital; improvements in capital structure; or
customer satisfaction, employee satisfaction, services performance, subscriber, cash management or asset management metrics (together, the “Performance Measures”). Such performance measures also may be based on the achievement of specified levels of Company performance (or performance of an applicable affiliate or business unit of the Company) under one or more of the Performance Measures described above relative to the performance of other corporations.
The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occur during a performance period: (i) asset write‑downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law or rate on deferred tax liabilities, accounting principles, or other laws or provisions affecting reported results, (iv) any reorganization and restructuring programs, (v) items that are unusual in nature or infrequently occurring or both, that the Company identifies in its audited financial statements, including notes to the financial statements, or the Management’s Discussion and
Analysis section of the Company’s periodic reports, (vi) acquisitions or divestitures, (vii) foreign exchange gains and losses, (viii) gains and losses on asset sales or dispositions, (ix) accruals for historic environmental obligations, (x) uninsured catastrophic property losses, and (xi)
impairments.
“Performance Share” means an Award of units denominated in shares of Common Stock granted under Section 11.1 of the Plan.
“Performance Unit” means an Award of units denominated in cash or property other than shares of Common Stock granted under Section 11.2 of the Plan.
“Plan” means the Energy Recovery, Inc. 2020 Incentive Plan.
“Prior Plans” has the meaning set forth in Section 4.1(b) of the Plan.
“Related Company” means any entity that is directly or indirectly controlled by, in control of or under common control with the Company.
“Restricted Stock” means an Award of shares of Common Stock granted under Section 10 of the Plan, the rights of ownership of which are subject to restrictions prescribed by the
Committee.

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“Restricted Stock Unit” means a Stock Unit subject to restrictions prescribed by the
Committee.
“Retirement,” unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means “Retirement” as defined for purposes of the Plan by the Committee or the Company’s General Counsel or, if not so defined, means Termination of Service on or after the date the Participant reaches “normal retirement age,” as that term is defined in Code
Section 411(a)(8).
“Securities Act” means the Securities Act of 1933, as amended from time to time.
“Section 409A” means Code Section 409A.
“Stock Appreciation Right” or “SAR” means a right granted under Section 9.1 of the Plan to receive the excess of the Fair Market Value of a specified number of shares of Common Stock over the grant price.
“Stock Award” means an Award of shares of Common Stock granted under Section 10 of the Plan, the rights of ownership of which are not subject to restrictions prescribed by the
Committee.
“Stock Unit” means an Award denominated in units of Common Stock granted under
Section 10 of the Plan.
“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.
“Substitute Awards” means Awards granted or shares of Common Stock issued by the
Company in substitution or exchange for awards previously granted by an Acquired Entity.

Energy Recovery, Inc. — 2026 Proxy Statement | 144

“Termination of Service,” unless the Committee shall determine otherwise in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death, Disability or Retirement. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Company’s
General Counsel or, with respect to directors and executive officers, by the Compensation
Committee, whose determination shall be conclusive and binding. Transfer of a Participant’s employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award. Unless the Committee determines otherwise, a Termination of Service shall be deemed to occur if the Participant’s employment or service relationship is with an entity that has ceased to be a Related Company.
A Participant’s change in status from an employee of the Company or a Related Company to a
Nonemployee Director, consultant, advisor, or independent contractor of the Company or a
Related Company or a change in status from a nonemployee director, consultant, advisor or independent contractor of the Company or a Related Company to an employee of the Company or a Related Company shall not be considered a Termination of Service.
“Vesting Commencement Date” means the Grant Date or such other date selected by the
Committee as the date from which an Award begins to vest.

energy recovery

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 3, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ERII2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 3, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V90216-P49311

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ENERGY RECOVERY, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect six (6) directors to hold office until the 2027 Annual Meeting of Stockholders (and, until their respective successors have been elected and qualified, or until the director's earlier removal or resignation).	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Alexander J. Buehler
02) Joan K. Chow
03) Arve Hanstveit
04) David W. Moon
05) Colin R. Sabol
06) Pamela L. Tondreau

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	Against	Abstain
2. To approve, on an advisory basis, our executive compensation for the fiscal year ended December 31, 2025 as described in the Proxy Statement.	☐	☐	☐
3. To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2026.	☐	☐	☐
4. To approve Amendment No. 1 to the Energy Recovery, Inc. 2020 Incentive Plan.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V90217-P49311

ENERGY RECOVERY, INC.
Annual Meeting of Stockholders
June 4, 2026, 10:00 a.m.
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) hereby appoint(s) David W. Moon and William W. Yeung, or either of them, as proxies, each having full power of substitution, to vote all of the shares of common stock of Energy Recovery, Inc., that the undersigned stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held on June 4, 2026, at 10:00 a.m. local time, virtually at www.virtualshareholdermeeting.com/ERII2026, and any adjournment or postponement thereof, on all matters set forth on the reverse side and in its/their discretion upon such other matters as may properly come before the Annual Meeting.

The undersigned hereby acknowledge(s) receipt of the Proxy Statement dated April 20, 2026 and a copy of Energy Recovery, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the Securities and Exchange Commission on February 25, 2026. The undersigned hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this proxy and, by filing this proxy with the Secretary of Energy Recovery, Inc., gives notice of such revocation.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Our Board of Directors recommends that you vote FOR the election of the director nominees named in Proposal No. 1 of the Proxy Statement, FOR the approval, on an advisory basis, of our executive compensation for the fiscal year ended December 31, 2025 as described in Proposal No. 2 of the Proxy Statement, FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2026 as described in Proposal No. 3 of the Proxy Statement, and FOR the approval of Amendment No.1 to the Energy Recovery, Inc. 2020 Incentive Plan as described in Proposal No. 4 of the Proxy Statement.

Continued and to be signed on reverse side

Your **Vote** Counts!

ENERGY RECOVERY, INC.

2026 Annual Meeting
Vote by June 3, 2026
11:59 p.m. ET

energy recovery

V90218-P49311

You invested in ENERGY RECOVERY, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 4, 2026.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 21, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

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Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 4, 2026
10:00 a.m. local time

Virtually at:
www.virtualshareholdermeeting.com/ERII2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. To elect six (6) directors to hold office until the 2027 Annual Meeting of Stockholders (and, until their respective successors have been elected and qualified, or until the director's earlier removal or resignation). **Nominees:** 01) Alexander J. Buehler 02) Joan K. Chow 03) Arve Hanstveit 04) David W. Moon 05) Colin R. Sabol 06) Pamela L. Tondreau	For
2. To approve, on an advisory basis, our executive compensation for the fiscal year ended December 31, 2025 as described in the Proxy Statement.	For
3. To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2026.	For
4. To approve Amendment No. 1 to the Energy Recovery, Inc. 2020 Incentive Plan.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V90219-P49311